As filed with the Securities and Exchange Commission on May 3, 2004
                         Securities Act File No. 333-[ ]
                    Investment Company Act File No. 811-21515

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ____________________

                                    FORM N-2

                              ____________________


|X| Registration Statement under the Securities Act of 1933 |_| Pre-Effective Amendment No. |_| Post-Effective Amendment No. and/or

|X|      Registration Statement under the Investment Company Act of 1940

|X|      Amendment No. 4

                              ____________________


                  TS&W / CLAYMORE TAX-ADVANTAGED BALANCED FUND
               (Exact Name of Registrant as Specified in Charter)

                              ____________________


                              210 NORTH HALE STREET
                             WHEATON, ILLINOIS 60187
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, Including Area Code: (630) 315-2036

                                NICHOLAS DALMASO
                             CLAYMORE ADVISORS, LLC
                              210 NORTH HALE STREET
                             WHEATON, ILLINOIS 60187
                     (Name and Address of Agent for Service)

                              ____________________


                                   COPIES TO:

                  THOMAS A. HALE AND CHARLES B. TAYLOR
                          SKADDEN, ARPS, SLATE,
                           MEAGHER & FLOM LLP
                          333 WEST WACKER DRIVE
                         CHICAGO, ILLINOIS 60606

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

If any securities being
registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended, other than securities offered in connection with a dividend reinvestment plan, check the following box. |_|

It is proposed that this filing will become effective (check appropriate box):

|X| When declared effective pursuant to section 8(c). If appropriate, check the following box:

|_| This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

|_| This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is |_|.

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

------------------------- ---------------------- ----------------------- ---------------------- ----------------------
  TITLE OF SECURITIES                                   PROPOSED           PROPOSED MAXIMUM
    BEING REGISTERED         OFFERING AMOUNT       AMOUNT OF OFFERING     AGGREGATE OFFERING          AMOUNT OF
                            BEING REGISTERED      PRICE PER SHARE (1)            PRICE            REGISTRATION FEE
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Preferred Shares; $.01          40 Shares               $25,000               $1,000,000               $126.70
par value
------------------------- ---------------------- ----------------------- ---------------------- ----------------------

 (1) Estimated solely for the purpose of calculating the registration fee.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.


                              Subject To Completion
                    Preliminary Prospectus dated May 3, 2004

PROSPECTUS
----------
                               $__________________           [ Claymore Logo]

                                 TS&W / CLAYMORE
                          TAX-ADVANTAGED BALANCED FUND
                        Auction Preferred Shares ("APS")
                              [ ] Shares, Series M[7]
                              [ ] Shares, Series T[28]
                    Liquidation Preference $25,000 Per Share


         Investment Objective. TS&W / Claymore Tax-Advantaged Balanced Fund (the "Fund") is a recently organized, diversified, closed-end management investment company. The Fund's investment objective is to provide a high level of total after-tax return, including attractive tax-advantaged income. An investment in the Fund is not appropriate for all investors, and we cannot assure you that the Fund's objective will be achieved.

         The Fund is offering [ ] shares of Series M[7] APS and [ ] shares of Series T[28] APS. The series of shares are collectively referred to in this prospectus as "APS." The APS have a liquidation preference of $25,000 per share, plus any accumulated, unpaid dividends. The APS also have priority over the Fund's Common Shares as to distribution of assets as described in this prospectus. It is a condition of closing this offering that the APS be offered
with a rating of "Aaa" from [    ]. ("[    ]") and "AAA" from [    ] ("[    ]").

                                                   (continued on following page)

         Investing in APS involves certain risks. See "Risks" on page [ ] of this prospectus. The minimum purchase amount of the APS is $25,000.

                                                                                       Per Share      Total(1)
                                                                                      ------------    ----------

    Public offering price......................................................       $    25,000     $
    Sales load ................................................................       $       250     $
    Proceeds, before expenses, to the Fund (1) ................................       $    24,750     $


    (1) Offering expenses payable by the Fund are estimated to be
        approximately [    ].

         Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

         The underwriters are offering the APS subject to various conditions. The APS will be ready for delivery in book-entry form only, through the facilities of The Depository Trust Company to purchasers on or about , 2004.



                                 [Underwriters]

                  The date of this prospectus is        , 2004.

(continued from previous page)

         Portfolio Contents. The Fund seeks to achieve its objective by investing in a pool of assets that generate income that is either exempt from regular federal income tax or qualifies for federal income taxation at long-term capital gains rates ("tax-advantaged income"), while also offering the potential for capital appreciation through exposure to the equity markets. Under normal market conditions, the Fund seeks to achieve its investment objective by investing in a portfolio of assets consisting primarily of (i) municipal securities (as defined herein), the interest on which is exempt from regular federal income tax, and which is not a preference item for purposes of the alternative minimum tax and (ii) common stocks and preferred securities ("equity securities") that are eligible to pay dividends which, for individual shareholders, qualify for federal income taxation at rates applicable to long-term capital gains, which are currently taxed at a maximum rate of 15% ("tax-qualified dividends"). Distributions from sources other than interest income from the Fund's portfolio of municipal securities, including capital gain distributions, are not exempt from regular federal income tax. Under normal market conditions, the Fund will invest at least 50%, and may invest up to 60%, of its total assets in municipal securities. Under normal market conditions, the Fund will invest at least 40%, and may invest up to 50%, of its total assets in equity securities and other income securities.

         The Fund may invest in municipal securities with a broad range of maturities and credit ratings, including both investment grade and below-investment grade municipal securities. The Fund will not invest more than 20% of its total assets in fixed income securities, including municipal securities, rated below investment grade at the time of acquisition (that is, rated Ba or lower by Moody's Investors Service, Inc. ("Moody's") or BB or lower by Standard & Poor's Rating Group, a division of The McGraw-Hill Company, Inc. ("S&P") or, if unrated, determined by the Fund's investment adviser to be of comparable credit quality). Securities of below-investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal, and are commonly referred to as "junk bonds" or "high yield securities." The Fund's investment adviser may utilize a variety of hedging strategies to seek to protect the value of the Fund's municipal securities against the volatility of interest rate changes and other market movements. Such hedging strategies may, however, result in income or gain to the Fund that is not tax-advantaged income.

         Investment Adviser and Investment Sub-Adviser. The Fund's investment adviser is Claymore Advisors, LLC (the "Investment Adviser"). The Investment Adviser is responsible for managing, either directly or through others selected by it, the investment activities of the Fund and the Fund's business affairs and other administrative matters, and is directly responsible for the day-to-day portfolio management of the portion of the Fund's assets allocated for investment in municipal securities. Thompson, Siegel & Walmsley, Inc. (the "Investment Sub-Adviser") serves as investment sub-adviser to the Fund and is responsible for the day-to-day portfolio management of the portion of the Fund's assets allocated for investment in equity securities and other income-producing securities.

         Capitalized terms not otherwise defined are defined in the Glossary that appears at the end of this prospectus. The APS are offered at a price per share of $25,000 subject to a sales load of $250 per share.

         The Applicable Rate for the Initial Rate Period will be [ ] % for Series M[7] and [ ] % for Series T[28]. The Initial Rate Period is from the Date of Original Issue through [ ], 2004 for Series M[] and [ ], 2004 for Series T[28] (each, an "Initial Dividend Payment Date"). For Subsequent Rate Periods, APS pay dividends based on a rate set at Auction, usually held weekly in the case of Series M and or once every twenty-eight days in the case of Series T. Prospective purchasers should carefully review the Auction Procedures described in this prospectus and should note: (1) a buy order (called a "Bid") or sell order is a commitment to buy or sell APS based on the results of an Auction; and
(2) purchases and sales will be settled on the next Business Day after the Auction.

         The APS are redeemable, in whole or in part, at the option of the Fund on any Dividend Payment Date for the APS, and will be subject to mandatory redemption in certain circumstances at a redemption price of $25,000 per share, plus accumulated but unpaid dividends to the date of redemption, plus a premium in certain circumstances.

         THE APS WILL NOT BE LISTED ON AN EXCHANGE. YOU MAY ONLY BUY OR SELL APS THROUGH AN ORDER PLACED AT AN AUCTION WITH OR THROUGH A BROKER-DEALER THAT HAS ENTERED INTO AN AGREEMENT WITH THE AUCTION AGENT OR IN A SECONDARY MARKET MAINTAINED BY CERTAIN BROKER-DEALERS. THESE BROKER-DEALERS ARE NOT REQUIRED TO MAINTAIN THIS MARKET, AND IT MAY NOT PROVIDE YOU WITH LIQUIDITY.

         The APS do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

         This prospectus sets forth concisely information you should know before investing. Please read this prospectus before deciding whether to invest and retain this prospectus for future reference. A Statement of Additional Information for the Fund dated [ ], 2004 has been filed with the Securities and Exchange Commission and can be obtained without charge by calling 1-800-345-7999 or by writing to the Fund. The table of contents to the Statement of Additional Information is located at page 60 of this prospectus. This prospectus incorporates by reference the entire Statement of Additional Information of the Fund. The Statement of Additional Information is available along with other Fund-related materials at the Securities and Exchange Commission's internet web site (http://www.sec.gov). The Fund's address is 210 North Hale Street, Wheaton, Illinois 60187, and its telephone number is 1-630-784-6300.


                                TABLE OF CONTENTS

                                                                                                                 Page

Prospectus Summary.................................................................................................
Financial Highlights...............................................................................................
The Fund...........................................................................................................
Use of Proceeds....................................................................................................
Capitalization.....................................................................................................
Portfolio Composition..............................................................................................
Investment Objective and Policies..................................................................................
Investment Strategy................................................................................................
Risks..............................................................................................................
Management of the Fund.............................................................................................
Description of the APS.............................................................................................
The Auctions.......................................................................................................
Description of Capital Structure...................................................................................
Certain Provisions in the Fund's Governing Documents...............................................................
Closed-End Fund Structure..........................................................................................
Repurchase of Common Shares........................................................................................
Taxation...........................................................................................................
Underwriting.......................................................................................................
Custodian, Administrator, Transfer Agent and Dividend-Disbursing Agent.............................................
Legal Matters......................................................................................................
Additional Information.............................................................................................
Privacy Principles of the Fund.....................................................................................
Table of Contents of Statement of Additional Information...........................................................
Glossary...........................................................................................................
Appendix A-Ratings of Investments...............................................................................A-1


         You should rely only on the information contained or incorporated by reference in this prospectus. We have not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should not assume that the information provided by this prospectus is accurate as of any date other than the date on the front of this prospectus. The Fund's business, financial condition and results of operations may have changed since that date.

                               PROSPECTUS SUMMARY

         This is only a summary of information contained elsewhere in this prospectus. This summary may not contain all of the information that you should consider before investing in the Fund's APS. You should review the more detailed information contained in this prospectus, in the Statement of Additional Information, dated ________, 2004 (the "SAI"), and the Fund's Statement of Preferences of Auction Preferred Shares ("the Statement") especially the information set forth under the headings "Investment Objective and Policies" and "Risks." Certain of the capitalized terms used in this prospectus are defined in the Glossary that appears at the end of this prospectus.


The Fund..................................  The TS&W / Claymore Tax-Advantaged Balanced Fund is a recently organized, diversified, closed-end management investment company. Claymore Advisors, LLC
                                            (the "Investment Adviser") acts as the Fund's Investment Adviser and is responsible for the day-to-day portfolio management of the portion of the
                                            Fund's assets allocated for investment in municipal securities (the "Municipal
                                            Securities Portfolio"). Thompson, Siegel & Walmsley, Inc. ("TS&W" or the
                                            "Investment Sub-Adviser") acts as investment sub-adviser and is responsible for the day-to-day portfolio management of the portion of the Fund's assets allocated for investment in equity securities and other income securities (the
                                            "Equity and Income Securities Portfolio"). The Fund commenced operations on
                                            April 30, 2004 upon the closing of an initial public offering of its common shares of beneficial interest, par value $.01 per share ("Common Shares"). The
                                            Common Shares of the Fund are traded on the New York Stock Exchange ("NYSE")
                                            under the symbol "TYW." In connection with the initial public offering of the
                                            Fund's Common Shares, the underwriters of the Common Shares offering were granted an option to purchase additional shares to cover over-allotments.

The Offering..............................  The Fund is offering, pursuant to this prospectus, preferred shares of beneficial interest, par value $.01 per share, which have been designated auction preferred shares, Series M[7] and Series T[28] (collectively, the
                                            "APS"). Issuance of the APS represents the leverage financing contemplated in connection with the offering of the Common Shares of the Fund.

                                            The Fund is offering [ ] auction preferred shares, Series M[7] and [ ] auction preferred shares, Series T[28] at a purchase price of $25,000 per share plus accumulated dividends, if any, from the Date of Original Issue. The APS are being offered through a group of underwriters led by [ ]. See "Underwriting."

Investment Objective......................  The Fund's investment objective is to provide a high level of total after-tax return, including attractive tax-advantaged income. There can be no assurance the Fund will achieve its investment objective.

Management of the Fund....................  Investment Adviser. Claymore Advisors, LLC serves as the investment adviser of the Fund. Subject to the general supervision of the Fund's board of trustees
                                            (the "Board" or the "Board of Trustees"), the Investment Adviser is
                                            responsible for managing, either directly or through others selected by it, the investment activities of the Fund and the Fund's business affairs and other administrative matters. In addition to serving as investment adviser of the Fund, the Investment Adviser will provide day-to-day portfolio management of the Fund's assets allocated to the Municipal Securities Portfolio.

                                            The Investment Adviser will receive a fee, payable monthly, at an annual rate equal to .70% of the Fund's average daily total assets (including the assets attributable to the proceeds from Financial Leverage) minus liabilities (other than liabilities related to Financial Leverage) (the "Managed Assets"). The liquidation preference of the APS is not a liability.

                                            Investment Sub-Adviser. The Investment Adviser has retained Thompson, Siegel &
                                            Walmsley, Inc. to act as the investment sub-adviser responsible for day-to-day portfolio management of the Fund's assets allocated to the Equity and Income
                                            Securities Portfolio. TS&W, organized as an investment adviser in 1970 and located in Richmond, Virginia, provides investment management services to corporations, pension and profit-sharing plans, 401(k) and thrift plans, trusts, estates and other institutions and individuals.

                                            The Investment Adviser (and not the Fund) will pay a portion of the fees it receives to the Investment Sub-Adviser in return for its services. As of
                                            December 31, 2003, TS&W managed approximately $4.5 billion in total assets.
                                            TS&W is wholly owned by Old Mutual (US) Holdings Inc.

                                            Old Mutual (US) Holdings Inc. is a wholly-owned subsidiary of Old Mutual plc, a London-based, multi-national financial services firm. As of December 31,
                                            2003, Old Mutual plc and its affiliates had an aggregate of over $230 billion of assets under management. Old Mutual plc is among the top 50 global financial services firms, based on assets under management.


Principal Investment
     Strategies..........................   The Fund seeks to achieve its objective by investing in a pool of assets that generate income that is either exempt from regular federal income tax or qualifies for federal income taxation at long-term capital gains rates
                                            ("tax-advantaged income"), while also offering the potential for capital appreciation through exposure to the equity markets. Under normal market conditions, the Fund will invest primarily in a portfolio of securities as follows:

                                              o   Municipal Securities Portfolio. The Fund will invest at least 50%, and may invest up to 60%, of its total assets in debt securities and other obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which is exempt from regular federal income tax and which is not a preference item for purposes of the alternative minimum tax ("municipal securities"). The Investment Adviser will manage the Fund's assets allocated to the Municipal Securities Portfolio.

                                              o   Equity and Income Securities Portfolio. The Fund will invest at least
                                                  40%, and may invest up to 50%, of its total assets in common stocks and preferred securities ("equity securities"), that are eligible to pay dividends which, for individual shareholders, qualify for federal income taxation at rates applicable to long-term capital gains, which are currently taxed at a maximum rate of 15% ("tax-qualified dividends") and in other income securities, including debt securities, real estate investment trust ("REIT") securities and certain preferred securities, that generate income taxable at ordinary income, rather than long-term capital gain, rates. In connection with the foregoing policy, under normal market conditions the Fund will invest at least 25% of its total assets in equity securities. The Investment Sub-Adviser will manage the
                                                  Fund's assets allocated to the Equity and Income Securities Portfolio. A substantial portion of the Equity and Income Securities Portfolio will be invested in securities that the Investment Sub-Adviser believes are eligible to pay tax-qualified dividends.

                                              o   Allocation between the Municipal Securities Portfolio and the Equity and
                                                  Income Securities Portfolio. The percentage of the Fund's assets allocated to the Municipal Securities Portfolio and the Equity and
                                                  Income Securities Portfolio at any time will be determined by the
                                                  Investment Adviser upon consultation with the Investment Sub-Adviser, and will be based generally upon the Investment Adviser's outlook for the equity and municipal securities markets and the Investment
                                                  Sub-Adviser's outlook for the equity market.

                                            Under normal market conditions, the Fund will invest at least 80% of its total assets in a portfolio of municipal securities and equity securities that are eligible to pay tax-advantaged income. Investing in income securities that do not qualify to pay tax-qualified dividends or in debt securities other than municipal securities are not principal investment strategies of the Fund.

                                            The Fund's total return will consist of a combination of (i) interest income exempt from regular federal income tax ("tax-exempt income"), (ii)
                                            tax-qualified dividends, (iii) capital appreciation and (iv) other taxable income. Only the portion of a distribution from the Fund derived from tax-exempt income will be exempt from regular federal income tax.
                                            Consequently, the Fund seeks to achieve its objective of a high level of after-tax return by investing in a combination of assets producing a yield that is favorable on an after-tax basis and which also offers the potential for capital appreciation through participation in the equity markets.
                                            Distributions from sources other than interest income from the Fund's portfolio of municipal securities, including capital gain distributions, are not exempt from federal income tax.

Municipal Securities......................  The Fund's Municipal Securities Portfolio may invest in municipal securities with a broad range of maturities and credit ratings, including both investment grade and below-investment grade municipal securities. In managing the
                                            Municipal Securities Portfolio, the Investment Adviser adjusts the portfolio's duration and overall credit quality in light of changing market and economic conditions. In making decisions with respect to specific municipal securities for the Fund's portfolio, the Investment Adviser employs a disciplined approach, driven primarily by proprietary research regarding prevailing interest rates, economic fundamentals at both the national and state level and in-depth credit research conducted by the Investment Adviser's investment staff.

                                            Municipal Securities Selection. The two principal classifications of municipal securities are "general obligations" and "revenue obligations." General obligations are secured by the issuer's pledge of its credit and taxing power for the payment of principal and interest. Revenue obligations are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source but not from the general taxing power. The Investment Adviser considers both broad economic and issuer-specific factors in selecting a portfolio designed to achieve the Fund's investment objective. In assessing the appropriate maturity, rating and sector weightings of the Fund's portfolio of municipal securities, the Investment Adviser considers a variety of factors that are expected to influence economic activity and interest rates. Once the
                                            Investment Adviser determines the preferable characteristics of its assets allocated to municipal securities, the Investment Adviser selects individual securities based upon the terms of the securities (such as yields compared to
                                            U.S. Treasuries or comparable issues), liquidity and rating, sector and issuer diversification.

                                            The Investment Adviser attempts to identify investment grade and below-investment grade municipal securities that are trading at attractive valuations relative to the Investment Adviser's evaluation of the issuer's creditworthiness and, with respect to private activity bonds, the profit potential of the corporation from which the revenue supporting the bonds is derived. The Investment Adviser's overall investment approach is both top-down and bottom-up. The Investment Adviser first seeks to identify the sectors or regions of the municipal bond market that present the best relative value opportunities and then bases the Fund's overall sector and regional weightings on that determination. Once the Investment Adviser establishes the overall regional and sector weightings, the Investment Adviser focuses on selecting those securities within each sector or region that meet its fundamental criteria.

                                            Credit Management. The Fund may invest in municipal securities with a broad range of credit ratings, including both investment grade and below-investment grade municipal securities. The Fund will not invest more than 20% of its total assets in fixed income securities, including municipal securities, rated below investment grade at the time of acquisition (that is, rated Ba or lower by Moody's or BB or lower by S&P or, if unrated, determined by the Investment
                                            Adviser to be of comparable credit quality). Securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal and are commonly referred to as "junk bonds" or "high yield securities." They involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated municipal securities. Debt securities in the lowest investment grade category may also be considered to have speculative characteristics by certain ratings agencies. The Fund may invest in high yield municipal securities of any rating, including securities that are in default at the time of purchase, as well as unrated securities.

                                            The Investment Adviser will determine the allocation of the Fund's assets among securities with different credit ratings depending upon the Investment
                                            Adviser's evaluation of factors such as the spread between the yields on municipal securities of different ratings, changes in default rates, general economic conditions and the outlook for fiscal issues facing municipal issuers. Generally, as the spread between the yield on investment grade and below-investment grade securities widens, the Investment Adviser will allocate a greater portion of the Fund's assets to non-investment grade municipal securities. If the spread based on relative credit quality narrows, the
                                            Investment Adviser may determine that high yield municipal securities no longer offer a sufficient risk premium and increase the average credit quality of the Fund's portfolio. As the economy strengthens and the default risk lessens, the Investment Adviser may increase the Fund's investment in lower quality, non-investment grade securities. The Investment Adviser also seeks to mitigate the risks of investing in below-investment grade securities through a disciplined approach, driven primarily by fundamental research to assess an issuer's credit quality and the relative value of its securities. Moreover, with respect to below-investment grade securities that are private activity bonds, the Investment Adviser intends to emphasize securities that are backed by revenue from publicly traded companies.

                                            The Fund may invest to a significant extent in residual interest municipal securities known as inverse floaters. Compared to similar fixed rate municipal securities, the value of these securities will fluctuate to a greater extent in response to changes in prevailing long-term interest rates. Moreover, the income earned on residual interest municipal securities will fluctuate in response to changes in prevailing short-term interest rates. Thus, when such securities are held by the Fund, an increase in short- or long-term market interest rates will adversely affect the income received from such securities or the net asset value of the Fund's Common Shares. To the extent the Fund has
                                            Preferred Shares outstanding, including the APS offered hereby, an increase in short term rates would also result in an increased cost of leverage, which would adversely affect the Fund's income available for distribution to holders of Common Shares. Although the Fund is not limited with respect to its investment in residual interest municipal securities, the Fund does not intend initially to invest more than 10% of its total assets in such securities.

                                            Duration of Municipal Securities Portfolio. The Investment Adviser will select municipal securities for the Fund's Municipal Securities Portfolio with a view to monitoring the duration of the Fund's portfolio of municipal securities, based primarily on the Investment Adviser's outlook for interest rates. The
                                            Investment Adviser will consider economic trends, Federal Reserve Board actions and capital markets activity, among other factors, in developing its outlook for interest rates. The Investment Adviser believes that maintaining duration at an appropriate level offers the potential for above-average returns while limiting the risks of interest rate volatility. Duration is a measure of the expected life of a debt security that is used to determine the sensitivity of the security's price to changes in interest rates. The longer the duration of the Fund's portfolio, the more sensitive it generally is to changes in interest rates. Unlike final maturity, duration takes account of all payments made over the expected life of the security. Typically, with a 1%
                                            change in market interest rates, an investment's value may be expected to move in the opposite direction approximately 1% for each year of its duration. The
                                            Investment Adviser anticipates that the average duration of the Municipal
                                            Securities Portfolio will range from 4 years to 12 years; however, the
                                            Investment Adviser is not restricted to such range if the Investment Adviser believes that a shorter or longer average duration is in the best interests of the Fund in light of market conditions at such times. The Investment Adviser will modify the average duration of the Municipal Securities Portfolio in response to market conditions. The Investment Adviser may employ certain strategies to reduce the Fund's interest rate sensitivity, including investments in interest rate swap or cap transactions. There is no assurance that the Investment Adviser will do so or that such strategies will be successful.

                                            Interest Rate and Hedging Transactions. The Investment Adviser may, but is not
                                            required to, utilize a variety of hedging strategies to seek to protect the value of the Fund's assets in the Municipal Securities Portfolio against the volatility of interest rate changes and other market movements. The Fund may seek to hedge its Municipal Securities Portfolio against changes in interest rates using exchange-traded futures and option contracts, options on futures contracts, or through over-the-counter dealer transactions in caps, swap agreements or options thereon. In large part, the success of the Fund's hedging activities depends on the Investment Adviser's ability to forecast movements in securities prices and interest rates and there can be no assurance that the Investment Adviser's judgment in this respect will be accurate. Although the Fund's hedging transactions, if any, are designed to reduce volatility of the Fund's net assets attributable to its Municipal
                                            Securities Portfolio, these transactions involve investment techniques and risks different from those associated with portfolio transactions in municipal securities. Distributions by the Fund of any income or gains realized on the
                                            Fund's hedging transactions generally will not be tax-advantaged income (i.e., they will be taxed at ordinary income tax rates). There is no assurance that the Fund will undertake any such hedging transactions or that, if undertaken, that any such hedging strategies will be successful.

Equity and Income Securities..............  Under normal market conditions, the Fund will invest at least 40%, and may invest up to 50%, of its total assets in "equity securities" that are eligible to pay "tax-qualified dividends" and in other income securities, including debt securities, REIT securities and certain preferred securities, that generate income taxable at ordinary income, rather than long-term capital gain, rates. A substantial portion of the Equity and Income Securities
                                            Portfolio will be invested in securities that the Investment Sub-Adviser believes qualify to pay tax-qualified dividends.

                                            Subject to the Fund's investment objective and policies, the Investment
                                            Sub-Adviser retains broad discretion to allocate the portion of the Fund's investments of the Equity and Income Securities Portfolio among common and preferred stocks and other income securities. The Fund is not limited either in the types of equity securities or the market capitalization of issuers in which it may invest. Although the Fund will ordinarily focus its equity investments in securities of U.S. issuers, subject to the limitation of the
                                            Fund's investments in equity securities and its focus on equity securities that pay tax-qualified dividends, the Fund may invest in American Depositary
                                            Receipts ("ADRs") and in other dollar-denominated securities of foreign issuers located in any geographic region. The Fund will not concentrate its investments in a particular industry but is not precluded from focusing investments in issuers in a group of industries in related sectors (such as different types of utilities industries).

                                            Selection of Equity Securities. The Investment Sub-Adviser pursues a relative value oriented philosophy and intends to focus its equity selection on the higher dividend-paying stocks that meet its investment criteria. Typically, the Investment Sub-Adviser prefers to invest in equity securities of companies that possess above-average financial characteristics in terms of balance sheet strength and profitability measures and yet have an above market average current yield or a ratio of price-to-earnings or price-to-book value that is below the long-term average for that company.

                                            The Investment Sub-Adviser's equity security selection process focuses primarily on bottom-up fundamental research within the context of overall top-down economic outlook. Through valuation analysis, the Investment
                                            Sub-Adviser seeks undervalued sectors, industries and companies. In conducting its assessment, the Investment Sub-Adviser uses tools and measures such as a dividend discount model, relative value screens, price-to-earnings ratios, price-to-book ratios and dividend yields. Fundamental analysis is performed on industries and companies to verify their potential attractiveness for investment. The Investment Sub-Adviser invests in stocks of companies that it expects will benefit from economic trends and that are attractively valued relative to their fundamentals and to other companies in the market. From this equity security selection process, the Investment Sub-Adviser will then invest in the higher dividend paying stocks for the Equity and Income Securities
                                            Portfolio.

                                            In managing the Equity and Income Securities Portfolio, the Investment
                                            Sub-Adviser will pursue the Fund's investment objective by selecting for investment, from the universe of all equity securities that meet the
                                            Investment Sub-Adviser's investment parameters, securities which the
                                            Sub-Adviser believes will pay tax-qualified dividends and will provide the potential for appreciation of capital. On a quarterly basis (or more frequently as market conditions dictate), the Investment Sub-Adviser will reapply its investment strategy and will make portfolio adjustments.

                                            The Investment Sub-Adviser typically sells securities when economic, valuation and fundamental criteria are no longer met; more attractive alternatives are found; or their price targets have been met. For the Equity and Income
                                            Securities Portfolio any stock may be sold for the purpose of improving the current dividend yield. The Investment Sub-Adviser intends to hold most stocks for the requisite period to produce tax-qualified dividends. However, the
                                            Investment Sub-Adviser may sell some stocks prior to completing the required holding period.

                                            Tax-Qualified Dividends. Tax-qualified dividends generally include dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria. The Fund generally can pass through the tax treatment of tax-qualified dividends it receives from such corporations to its shareholders. For the Fund to receive tax-qualified dividends generally, the
                                            Fund must hold the otherwise qualified stock for more than 60 days during the
                                            121-day period beginning 60 days before the ex-dividend date (or, in the case of preferred stock, more than 90 days during the 181-day period beginning 90 days before the ex-dividend date). Although current law only provides a
                                            120-day and 180-day period for holding such stock, a proposed technical correction to the law would extend such periods to 121-days and 181-days. The
                                            Treasury Department and the Internal Revenue Service have announced that taxpayers may apply the extended period as if the legislation were already enacted in filing their federal income tax returns. The "ex-dividend date" is the date which is established by a stock exchange (usually two business days before the record date) whereby the owner of a security at the commencement of such date is entitled to receive the next issued dividend payment for such security, even if the security is sold by such owner on the ex-dividend date or thereafter. In addition, the Fund cannot be obligated to make payments
                                            (pursuant to a short sale or otherwise) with respect to substantially similar or related property. For an individual shareholder to be taxed at long-term capital gain rates on dividends received from the Fund which otherwise would be eligible for treatment as tax-qualified dividends, the shareholder must hold his or her shares of the Fund for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date. For example, assume that the ex-dividend date established for a dividend paid with respect to the common stock of a corporation held by the Fund is July 1. The Fund must hold the common stock on the record date and must have held it for at least 61 days
                                            (including the record date) during the 121-day period from May 2 to and including August 30. Similarly, assuming that the ex-dividend date established for a dividend paid with respect to shares of the Fund is August 1, a shareholder must have held the Fund's shares on the record date and have held such shares for at least 61 days during the period from June 2 to and including September 30 and satisfy certain other requirements for the shareholder to receive tax-qualified dividends from the Fund. See "Taxation."
                                            Consequently, short-term investors in the Fund will not realize the benefits of tax-qualified dividends. The provisions of the Internal Revenue Code of
                                            1986, as amended (the "Code"), applicable to tax-qualified dividends are currently effective through December 31, 2008 but may be changed at any time before that date, possibly with retroactive effect. Thereafter, higher tax rates will apply unless further legislative action is taken. We cannot assure you, however, as to what percentage of the dividends paid on the APS, if any, will consist of tax-qualified dividends or long-term capital gains, both of which are taxed at lower rates for individuals than ordinary income.

                                            Other Income Securities. In addition to investing in equity securities that pay tax-qualified dividends, the Investment Sub-Adviser may invest in other income securities, including debt instruments, REIT securities and certain preferred securities, that generate income taxable at ordinary income, rather than long-term capital gain, rates. Such other income securities may include below investment grade quality securities, subject to the limitation that the
                                            Fund will not invest more than 20% of its total assets in income securities rated below investment grade at the time of acquisition (that is, rated Ba or lower by Moody's or BB or lower by S&P or, if unrated, determined by the
                                            Investment Sub-Adviser to be of comparable credit quality). Although the
                                            Investment Sub-Adviser intends to invest the total assets in the Equity and
                                            Income Securities Portfolio primarily in equity securities that pay tax-qualified dividends and to satisfy the holding period requirements, a portion of the Fund's income distributions may be taxable as ordinary income.

                                            Investments by the Investment Sub-Adviser in other income-oriented securities will be based primarily on an assessment by the Sub-Adviser of the balance sheet condition of the underlying companies and their ability to continue to support the current level of dividend or interest payments.

Other Tax Management
     Strategies...........................  The Fund also seeks to achieve favorable after-tax returns in part by reducing the capital gains taxes incurred by shareholders in connection with the Fund's portfolio investments. The Investment Adviser and the Investment Sub-Adviser
                                            attempt to minimize distributions of long-term capital gains taxable to shareholders by avoiding, to the extent consistent with its investment objective, the sale of securities with large accumulated capital gains. When a decision is made to sell a particular appreciated security, the Investment
                                            Adviser or the Investment Sub-Adviser generally will seek to select for sale the share lots resulting in the most favorable tax treatment, generally those with holding periods sufficient to qualify for long-term capital gain treatment that have the highest cost basis. The Investment Adviser and the
                                            Sub-Adviser may sell securities to realize capital losses that can be used to offset realized gains. To protect against price declines in securities holdings with large accumulated gains, the Fund may use various hedging techniques (such as the purchase and sale of futures contracts on securities and securities indices and options thereon, the purchase of put options and the sale of call options on securities held, equity swaps, covered short sales, forward sales of securities and the purchase and sale of forward currency exchange contracts and currency futures). By using these techniques rather than selling appreciated securities, the Fund may, subject to certain limitations, attempt to reduce its exposure to price declines in the securities without realizing substantial capital gains under current tax law.
                                            There is no assurance that the Fund will use these strategies or that they will be successful if used. Dividends received by the Fund on securities with respect to which the Fund is obligated to make related payments with respect to positions in substantially similar or related property (pursuant to short sales or otherwise) will not be eligible for treatment as tax-qualified dividends and certain options and other risk reduction techniques may reduce the holding period for securities held by the Fund such that dividends paid with respect to such securities would not be eligible for treatment as tax-qualified dividends.

Special Risk Considerations of
   Investment in APS......................  Risk is inherent in all investing. Therefore, before investing in the Fund you should consider certain risks carefully. The primary risks of investing in APS are:

                                              o   If an Auction fails, you may not be able to sell some or all of your
                                                  APS;

                                              o   If you try to sell your APS between Auctions you may not be able to sell any or all of your shares or you may not be able to sell them for
                                                  $25,000 per share or $25,000 per share plus accumulated but unpaid dividends, especially when market interest rates are rising. If the Fund has designated a Special Rate Period, changes in interest rates could affect the price you would receive if you sold your shares in the secondary market. You may transfer shares outside of an Auction only to or through a broker-dealer that has entered into an agreement with the
                                                  Auction Agent, to a broker-dealer who has entered into an agreement with a Broker-Dealer or other person as the Fund permits;

                                              o   A rating agency could downgrade APS, which could affect liquidity;

                                              o   The Fund may be forced to redeem your APS to meet regulatory or rating agency requirements or may elect to redeem your APS in certain circumstances;

                                              o   In extraordinary circumstances, the Fund may not earn sufficient income from its investments to pay dividends;

                                              o   If long-term interest rates rise, the value of the Fund's investment in preferred stock, paying fixed dividends and debt securities will decline, reducing the asset coverage for its APS;

                                              o   Due to market fluctuations, the value of the Fund's investments in common stock may fall, reducing the asset coverage for its APS;

                                              o   The Fund will not be permitted to declare dividends or other distributions with respect to your APS or redeem your APS unless the
                                                  Fund meets certain asset coverage requirements;

                                              o   The APS will be junior to any borrowings;

                                              o   Any borrowing may constitute a substantial lien and burden on the APS by reason of its priority claim against the income of the Fund and against the net assets of the Fund in liquidation;

                                              o   If the Fund leverages through borrowings, the Fund may not be permitted to declare dividends or other distributions with respect to the APS or purchase APS unless at the time thereof the Fund meets certain asset coverage requirements and the payments of principal and of interest on any such borrowings are not in default;

                                              o   The Fund may invest up to 25% of its assets in securities of issuers in any single industry, if companies in that industry meet the Fund's investment criteria. The Fund may invest more than 25% of its assets in any single sector of the economy if companies in that sector meet the
                                                  Fund's investment criteria. If the Fund is focused in an industry or sector, it may present more risks than if it were broadly diversified over numerous industries or sectors of the economy. As the percentage of the Fund's assets invested in a particular sector increases, so does the potential for fluctuation in Fund's investments and therefore reduced asset coverage for its APS;

                                              o   If an issuer of an obligation in which the Fund invests is downgraded or defaults, there may be a negative impact on the income and/or asset value of the Fund's portfolio; and

                                              o   The Fund's investments in preferred stock and bonds of below investment grade quality are predominantly speculative because of the credit risk of their issuers. While offering a greater potential opportunity for capital appreciation and higher yields, non-investment grade quality securities typically entail greater potential price volatility and may be less liquid than higher-rated securities. Issuers of non-investment grade quality securities are more likely to default on their payments of interest and principal owed to the Fund, and such defaults will reduce the Fund's net asset value and income distributions. The prices of these lower rated obligations are more sensitive to negative developments than higher rated securities. Adverse business conditions, such as a decline in the issuer's revenues or an economic downturn, generally lead to a higher non-payment rate. In addition, a security may lose significant value before a default occurs as the market adjusts to expected higher non-payment rates.

                                            For additional general risks of investing in APS of the Fund, see "Risks."

Trading Market............................  The APS are not listed on an exchange. Instead, you may buy or sell APS at an
                                            Auction that normally is held on the dates set forth below by submitting orders to a broker-dealer that has entered into an agreement with the Auction
                                            Agent of the Fund (a "Broker-Dealer") or to a broker-dealer that has entered into a separate agreement with a Broker-Dealer. In addition to the Auctions,
                                            Broker-Dealers and other broker-dealers may maintain a secondary trading market in APS outside of Auctions but may discontinue this activity at any time. There is no assurance that a secondary market will develop, or if it does develop, that it will provide shareholders with liquidity. You may transfer APS outside of Auctions only to or through a Broker-Dealer or a broker-dealer that has entered into a separate agreement with a Broker-Dealer.

                                            The table below shows the first Auction Date for each series of APS of the
                                            Fund and the day on which each subsequent Auction will normally be held for each such series. The first Auction Date for each series of APS of the Fund will be the Business Day before the Dividend Payment Date for the Initial Rate
                                            Period for each such series. The start date for Subsequent Rate Periods normally will be the Business Day following the Auction Date unless the then-current dividend period is a Special Rate Period, or the day that normally would be the Auction Date or the first day of the Subsequent Rate
                                            Period is not a Business Day.




                                                                              First Auction       Subsequent
                                                                                  Date*           Auction Day
                                                                             ----------------   ----------------
                                            Series M[7]..............
                                            Series T[28].............

                                            * All dates are 2004.



   Periods................................  The table below shows the dividend rate for the Initial Rate Period of the APS offered in this prospectus. For Subsequent Rate Periods, each series of APS will pay dividends based on a rate set at Auctions. Dividends are generally paid on the first Business Day following the end of the Rate Period. The rate set at Auction will not exceed the Maximum Applicable Rate. See "The
                                            Auctions--Auction Procedures."

                                            The table below shows the numbers of days of the Initial Rate Period for each series of APS. Subsequent Rate Periods generally will be seven days in the cases of Series M and twenty-eight days in the cases of Series T. The Dividend
                                            Payment Date for Special Rate Periods of other than seven days in the cases of
                                            Series M and 28 days in the cases of Series T will be set out in the notice designating a Special Rate Period. See "Description of the APS--Dividends and
                                            Rate Periods."

                                                                                     Dividend
                                                                                      Payment              Number
                                                                          Date of    Date for  Subsequent  of Days
                                                            Initial     Accumulation  Initial   Dividend   Initial
                                                            Dividend    of Initial     Rate      Payment     Rate
                                                              Rate   A     Rate*      Period*     Date      Period
                                                            -------------------------------------------------------

                                            Series M[]....
                                            Series T[]....

                                            * All dates are
                                            2004


                                            The Fund may, subject to certain conditions, designate Special Rate Periods of other than seven days in the cases of Series M or twenty-eight days in the cases of Series T. A requested Special Rate Period will not be effective unless Sufficient Clearing Bids were made in the last occurring Auction immediately preceding the Special Rate Period. In addition, full cumulative dividends, any additional dividends and any amounts due with respect to mandatory redemptions must be paid in full. The Fund must also have received confirmation from [ ] and [ ] or any substitute rating agency that the proposed Special Rate Period will not adversely affect such rating agency's then-current rating on the APS, and the lead Broker-Dealers designated by the
                                            Fund (currently, [ ]) must not have objected to the declaration of a Special
                                            Rate Period. The Dividend Payment Date for Special Rate Periods will be set out in the notice designating a Special Rate Period. See "Description of the
                                            APS--Dividends and Rate Periods--Notification of Rate Period" and "The
                                            Auctions."

Taxes.....................................  Dividends paid with respect to APS should constitute dividends for federal income tax purposes to the extent attributable to the Fund's current or accumulated earnings and profits. For a further discussion of the tax treatment of dividends paid by the Fund see "Taxation--General." Distributions of net capital gain, to the extent so designated, will be treated as long-term capital gains. We cannot assure you as to what percentage of the dividends paid on the APS, if any, will consist of tax-exempt income or qualified dividend income or long-term capital gains, both of which are taxed at lower rates for individuals than are ordinary income and short-term capital gains.
                                            Taxable income or gain earned by the Fund will be allocated proportionately to holders of APS and Common Shares, based on the percentage of total dividends paid to each class for that year. Accordingly, all or a portio of a dividend payment on the APS may be subject to regular federal income tax on income or gains attributed to the Fund. The Fund intends to notify shareholders, before any applicable Auction of the amount of any taxable income and gain for regular federal income tax purposes only, to be paid for the period relating to that Auction. [In certain circumstances, the Fund will make shareholders whole for taxes owing on dividends paid to shareholders that include taxable income and gains. See "Description of APS--Dividends and dividend periods--Additional dividends" and "Taxes."]

Redemption................................  Although the Fund will not ordinarily redeem APS, it may be required to redeem
                                            APS if, for example, the Fund does not meet an asset coverage ratio required by law or in order to correct a failure to meet a rating agency guideline in a timely manner. See "Description of the APS--Redemption--Mandatory redemption."
                                            The Fund may voluntarily redeem APS in certain circumstances. See "Description of APS--Redemption--Optional Redemption."

Liquidation Preference....................  The liquidation preference of the APS of each series is $25,000 per share, plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared). See "Description of APS--Liquidation." [In addition, holders of APS may be entitled to receive Additional Dividends in the event of the liquidation of the Fund, as provided herein. See "Description of
                                            APS--Dividends and dividend periods--Additional dividends" and "Liquidation rights."]

Rating....................................  Shares of APS of the Fund will be issued with a credit quality rating of AAA or Aaa from both [ ] and [ ]. The Fund may at some future time look to have its APS rated by additional or substitute rating agencies. Because the Fund is required to maintain at least two ratings, it must own portfolio securities of sufficient value with adequate credit quality to meet the rating agencies'
                                            guidelines. See "Description of the APS--Rating Agency Guidelines and Asset
                                            Coverage."

Voting Rights.............................  The 1940 Act requires that the holders of APS and any other Preferred Shares of the Fund, voting as a separate class, have the right to elect at least two trustees of the Fund at all times and to elect a majority of the trustees at any time when two years' dividends on the APS or any other Preferred Shares are unpaid. The holders of APS and any other Preferred Shares of the Fund will vote as a separate class on certain other matters as required under the Fund's
                                            Agreement and Declaration of Trust (the "Declaration of Trust") and the 1940
                                            Act. See "Description of the APS--Voting Rights" and "Description of the
                                            Shares."

                              FINANCIAL HIGHLIGHTS

                           [to be added by amendment]

                                    The FUND



         The Fund is a recently organized, diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Delaware statutory trust on February 12, 2004, pursuant to an Agreement and Declaration of Trust governed by the laws of the State of Delaware. The Fund's principal office is located at 210 N. Hale Street, Wheaton, Illinois 60187, and its telephone number is (630) 784-6300.

         The Fund commenced operations on April 30, 2004 upon the closing of an initial public offering of 15,000,000 shares of its common shares of beneficial interest, $.01 par value (the "Common Shares"). The proceeds of such offering were $214,425,000 after the payment of offering expenses. In connection with the initial public offering of the Fund's Common Shares, the underwriters of the Common Share offering were granted an option to purchase, at a price of $14.325 per Common Share, 2,250,000 additional Common Shares to cover over-allotments. ]

         The following table provides information about the Fund's outstanding shares as of [ ], 2004.

                                                                              Amount Held for
                                                         Amount               the Fund or for    Amount
Title of Class                                           Authorized            its Account     Outstanding
--------------                                           ----------            -----------     -----------
Common...........................................
Preferred
     Series M[]..................................
     Series T[]..................................



         Certain of the capitalized terms used in this prospectus are defined in the Glossary that appears at the end of this prospectus.

                                 Use of Proceeds

         The net proceeds of this offering are estimated at approximately $[ ] after deduction of the sales load and estimated offering expenses payable by the Fund. The Investment Adviser expects that it will initially invest the proceeds of the offering in high quality short-term debt securities and instruments. The Investment Adviser anticipates that the investment of the proceeds will be made in accordance with the Fund's investment objective and policies, as appropriate investment opportunities are identified, within approximately three months from the date of the offering of the APS.



                                 CAPITALIZATION

         The following table sets forth the unaudited capitalization of the Fund as of [ ], 2004 and as adjusted to give effect to the issuance of the APS offered hereby.

                                                                                 Actual             As Adjusted
                                                                           ------------------    -----------------
                                                                              (unaudited)           (unaudited)
Shareholders' equity:
APS, par value, $.01 per share (no shares
  issued; [ ], as adjusted, at $25,000 per share
  liquidation preference)..........................................      $                       $
                                                                         ====================    ===================
Shareholders' equity:
Common Shares, par value, $.01 per share ([ 15,007,000] shares issued
and outstanding)....................................................     $                       $
Paid in Surplus.....................................................
Net undistributed investment income.................................
Net accumulated realized gain (loss)................................
Net unrealized appreciation on investments..........................
Net Assets..........................................................     $                       $
                                                                         ====================    ===================


                              PORTFOLIO COMPOSITION

         As of [ ], 2004, the following table indicates the approximate percentage of the Fund's portfolio invested in common stock, preferred stock, municipal securities and short-term obligations. Also included in the table is other information with respect to the portion of the Fund's investment portfolio invested in preferred stock and municipal securities as of the same date.


                                                                                Number of
                           Investment                               Rating (1)   Issues          Value       Percent
                           ----------                               ----------   ------          -----       -------
                   Common Stock.................................          N/A              $                     %
                   Preferred Stock..............................




                   Municipal Securities.........................


                   Cash and short-term obligations..............


                     Total......................................                           $                  100%
__________                                                                                  ==============


         (1) Ratings: Using the higher of the S&P, Moody's or Fitch ratings on the Fund's investments. S&P and Fitch rating categories may be modified further by a plus (+) or minus (--) in AA, A, BBB, BB, B, and CCC ratings. Moody's rating categories may be modified further by a 1, 2 or 3 in Aa, A, Baa, Ba, B, and Caa ratings.

                        INVESTMENT OBJECTIVE AND POLICIES

Investment Objective

         The Fund's investment objective is to provide a high level of total after-tax return, including attractive tax-advantaged income. The Fund's investment objective is a fundamental policy and may not be changed without the approval of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. There can be no assurance that the Fund will achieve its investment objective.

Principal Investment Strategies

         Under normal market conditions, the Fund will invest primarily in portfolio of securities as follows:

         o Municipal Securities Portfolio. The Fund will invest at least 50%, and may invest up to 60%, of its total assets in debt securities and other obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which is exempt from regular federal income tax and, which is not a preference item for purposes of the alternative minimum tax applicable to individuals and certain other non-corporate taxpayers ("municipal securities"). The Investment Adviser will manage the Fund's assets allocated to the Municipal Securities Portfolio.

         o Equity and Income Securities Portfolio. The Fund will invest at least 40%, and may invest up to 50%, of its total assets in common stocks and preferred securities ("equity securities"), that are eligible to pay dividends which, for individual shareholders, qualify for federal income taxation at rates applicable to long-term capital gains, which are currently taxed at a maximum rate of 15% ("tax-qualified dividends") and in other income securities, including debt securities, REIT securities and certain preferred securities, that generate income taxable at ordinary income, rather than long-term capital gain, rates. In connection with the foregoing policy, under normal market conditions the Fund will invest at least 25% of its total assets in equity securities. The Investment Sub-Adviser will provide day-to-day portfolio management of the Fund's assets allocated to the Equity and Income Securities Portfolio. A substantial portion of the Equity and Income Securities Portfolio will be invested in securities that the Investment Sub-Adviser believes are eligible to pay tax-qualified dividends.

         o Allocation between the Municipal Securities Portfolio and the Equity and Income Securities Portfolio. The percentage of the Fund's assets allocated to the Municipal Securities Portfolio and the Equity and Income Securities Portfolio at any time will be determined by the Investment Adviser upon consultation with the Investment Sub-Adviser, and will be based generally upon the Investment Adviser's outlook for the equity and municipal securities markets and the Investment Sub-Adviser's outlook for the equity market. The Fund anticipates that, initially, approximately 55% of its total assets will be invested in municipal securities and approximately 45% of its total assets will be invested in equity and other income-producing securities.

         Under normal market conditions, the Fund will invest at least 80% of its total assets in a portfolio of municipal securities and equity securities that are eligible to pay tax-advantaged income. Investing in income securities that do not qualify to pay tax-qualified dividends or in debt securities other than municipal securities are not principal investment strategies of the Fund.

         The Fund's total return will consist of a combination of (i) tax-exempt income, (ii) tax-qualified dividends, (iii) capital appreciation and (iv) other taxable income. We cannot assure you, however, as to what percentage of the dividends paid on the Common Shares, if any, will consist of tax qualified dividends or long-term capital gains, both of which are taxed at lower rates for individuals than ordinary income. Only the portion of a distribution from the Fund derived from tax-exempt income will be exempt from regular federal income tax. Consequently, the Fund seeks to achieve its objective of a high level of after-tax return by investing in a combination of assets producing a yield that is favorable on an after-tax basis and which also offers the potential for capital appreciation through participation in the equity markets. Distributions from sources other than interest income from the Fund's portfolio of municipal securities, including capital gain distributions, are not exempt from federal income tax.

Municipal Securities

         The Fund's Municipal Securities Portfolio may invest in municipal securities with a broad range of maturities and credit ratings, including both investment grade and below-investment grade municipal securities. In managing the Municipal Securities Portfolio, the Investment Adviser adjusts the portfolio's duration and overall credit quality in light of changing market and economic conditions. In making decisions with respect to specific municipal securities for the Fund's portfolio, the Investment Adviser employs a disciplined approach, driven primarily by proprietary research regarding prevailing interest rates, economic fundamentals at both the national and state level and in-depth credit research conducted by the Investment Adviser's investment staff.

         Municipal Securities Selection. The two principal classifications of municipal securities are "general obligations" and "revenue obligations." General obligations are secured by the issuer's pledge of its credit and taxing power for the payment of principal and interest. Revenue obligations are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source but not from the general taxing power. The Investment Adviser considers both broad economic and issuer-specific factors in selecting a portfolio designed to achieve the Fund's investment objective. The Investment Adviser anticipates that the Fund's investments in revenue obligations will emphasize municipal securities backed by revenue from essential services, such as hospitals and healthcare, power generation, transportation, education and housing. The Fund will not invest 25% or more of its assets in municipal securities backed by revenues in the same industry. The Investment Adviser considers both broad economic and issuer-specific factors in selecting a portfolio designed to achieve the Fund's investment objective. In assessing the appropriate maturity, rating and sector weightings of the Municipal Securities Portfolio, the Investment Adviser considers a variety of factors that are expected to influence economic activity and interest rates. These factors include fundamental economic indicators such as the rates of economic growth and inflation, Federal Reserve monetary policy and the relative value of the U.S. dollar compared to other currencies. Once the Investment Adviser determines the preferable characteristics of its assets allocated to municipal securities, the Investment Adviser selects individual securities based upon the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues), liquidity and rating, sector and issuer diversification.

         The Investment Adviser attempts to identify investment grade and below-investment grade municipal securities that are trading at attractive valuations relative to the Investment Adviser's evaluation of the issuer's creditworthiness and, with respect to private activity bonds, the profit potential of the corporation from which the revenue supporting the bonds is derived. The Investment Adviser's overall investment approach is both top-down and bottom-up. The Investment Adviser first seeks to identify the sectors or regions of the municipal bond market that present the best relative value opportunities and then bases the overall sector and regional weightings of the Municipal Securities Portfolio on that determination. Once the Investment Adviser establishes the overall regional and sector weightings, the Investment Adviser focuses on selecting those securities within each sector or region that meet its fundamental criteria. In determining sector weightings, the Fund's portfolio management team also maintains frequent contact with the Investment Adviser's investment professionals who follow U.S. equities and those who focus on corporate fixed income investments. In many cases, the Investment Adviser will augment its municipal bond credit research and security selection processes with equity research analysis. The Investment Adviser has a fundamental bias towards long-term security selection, rather than engaging in frequent "market timing" or short-term trading. There can be no assurance that the process will be successful.

         Credit Management. The Fund may invest in municipal securities with a broad range of credit ratings, including both investment grade and below-investment grade municipal securities. The Fund will not invest more than 20% of its total assets in fixed income securities, including municipal securities, rated below investment grade at the time of acquisition (that is, rated Ba or lower by Moody's or BB or lower by S&P or, if unrated, determined by the Investment Adviser to be of comparable credit quality). Municipal securities of below-investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal and are commonly referred to as "junk bonds" or "high yield securities." They involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated municipal securities. Municipal securities rated Ba or BB may face significant ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to the issuer being unable to meet its financial commitments. The protection of interest and principal payments may be moderate and not well-safeguarded during both good and bad times. Municipal securities rated B generally lack the characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be low, and such municipal securities are more vulnerable to nonpayment than obligations rated BB. Adverse business, financial or economic conditions will likely impair the issuer's capacity or willingness to meet its financial commitment on municipal securities. Municipal securities rated Caa, Ca or C by Moody's or CCC, CC or C by S&P are generally speculative to a high degree. These municipal securities may be in default or they may present elements of danger with respect to principal or interest. Generally, the issuers are dependent upon favorable business, financial and economic conditions to meet their financial commitments on such municipal securities. The Fund may invest in high yield municipal securities of any rating, including securities that are in default at the time of purchase.

         The Investment Adviser will determine the allocation of the Municipal Securities Portfolio among securities with different credit ratings depending upon the Investment Adviser's evaluation of factors such as the spread between the yields on municipal securities of different ratings, changes in default rates, general economic conditions and the outlook for fiscal issues facing municipal issuers. Generally, as the spread between the yield on investment grade and below-investment grade securities widens, the Investment Adviser will allocate a greater portion of the Fund's assets to below-investment grade municipal securities. If the spread based on relative credit quality narrows, the Investment Adviser may determine that high yield municipal securities no longer offer a sufficient risk premium and increase the average credit quality of the Fund's portfolio. As the economy strengthens and the default risk lessens, the Investment Adviser may increase the Fund's investment in lower quality, below-investment grade securities. The Investment Adviser also seeks to mitigate the risks of investing in below-investment grade securities through a disciplined approach, driven primarily by fundamental research to assess an issuer's credit quality and the relative value of its securities. Moreover, with respect to below-investment grade securities that are private activity bonds, the Investment Adviser intends to emphasize securities that are backed by revenue from publicly traded companies. The Investment Adviser believes that this focus offers the potential for an informational advantage due to the substantial reporting requirements of public companies. With respect to investments in below-investment grade private activity bonds, the Investment Adviser also seeks to leverage its corporate credit research capabilities by selecting securities for the Fund payable from revenue derived from corporate issuers followed by the Investment Adviser's staff. The Investment Adviser believes that a prudent blend of investment grade and below-investment grade municipal securities offers investors the opportunity for high current yield without undue credit risk. Covering a broad range of sectors and issuers, below-investment grade municipal securities traded in 2003 with historically wide spreads and what the Investment Adviser believes to be attractive valuations relative to investment grade municipal securities. High yield municipal securities have at times tended to show low correlation to other asset classes, including corporate bonds, U.S. Treasury securities and equity securities, providing diversification potential to an investment portfolio.

         Duration of Municipal Securities Portfolio. The Investment Adviser will select municipal securities for the Municipal Securities Portfolio with a view to monitoring the duration of the Fund's portfolio of municipal securities, based primarily on the Investment Adviser's outlook for interest rates. The Investment Adviser will consider economic trends, Federal Reserve Board actions and capital markets activity, among other factors, in developing its outlook for interest rates. The Investment Adviser believes that maintaining duration at an appropriate level offers the potential for above-average returns while limiting the risks of interest rate volatility. Duration is a measure of the expected life of a debt security that is used to determine the sensitivity of the security's price to changes in interest rates. The longer the duration of the Fund's portfolio, the more sensitive it generally is to changes in interest rates. For example, if the duration of the Fund's portfolio of municipal securities were six years, the value of that portfolio may be expected to decrease or increase by 6% for every 1% increase or decrease in the level of interest rates. The Investment Adviser anticipates that the average duration of the Municipal Securities Portfolio will range from 4 years to 12 years; however, the Investment Adviser is not restricted as to such range if the Investment Adviser determines a shorter or longer average duration is in the best interests of the Fund in light of market conditions at such times. The Investment Adviser will modify the average duration of the Municipal Securities Portfolio in response to market conditions. The Investment Adviser may employ certain strategies to reduce the Fund's interest rate sensitivity, including investments in interest rate swap or cap transactions. There is no assurance that the Investment Adviser will do so or that such strategies will be successful.

         Taxation of Municipal Securities. Although distributions of interest income from the Fund's municipal securities are generally exempt from regular federal income tax, distributions from other sources, including capital gain distributions, are not. In addition, gains on sales of the common shares are not generally exempt from regular federal income tax.

         Interest Rate and Hedging Transactions. The Investment Adviser may, but is not required to, utilize a variety of strategic transactions to seek to protect the value of the Fund's assets in the Municipal Securities Portfolio against the volatility of interest rate changes and other market movements. The Fund may seek to hedge its Municipal Securities Portfolio against changes in interest rates using exchange-traded futures and option contracts, options on futures contracts, or through over-the-counter dealer transactions in caps, swap agreements or options thereon. In large part, the success of the Fund's hedging activities depends on the Investment Adviser's ability to forecast movement in securities prices and interest rates and there can be no assurance that the Investment Adviser's judgment in this respect will be accurate. Although the Fund's strategic transactions, if any, are designed to reduce volatility of the Fund's net assets attributable to its Municipal Securities Portfolio, these transactions involve investment techniques and risks different from those associated with portfolio transactions in municipal securities. Distributions by the Fund of any income or gains realized on the Fund's strategic transactions generally will not be tax-advantaged income (i.e., they will be taxed at ordinary income tax rates). There is no assurance that the Fund will undertake any such hedging transactions or that, if undertaken, that any such hedging strategies will be successful.

Equity and Income Securities

         Under normal market conditions, the Fund will invest at least 40%, and may invest up to 50%, of its total assets in "equity securities" that are eligible to pay "tax-qualified dividends" and in other income securities, including debt securities, REIT securities and certain preferred securities, that generate income taxable at ordinary income, rather than long-term capital gain, rates (the "Equity and Income Portfolio"). The percentage of the Fund's assets allocated to the Equity and Income Securities Portfolio at any time will be determined by the Investment Adviser upon consultation with the Investment Sub-Adviser, and will be based generally upon the Investment Adviser's outlook for the equity and municipal securities markets and the Investment Sub-Adviser's outlook for the equity securities market. The Investment Sub-Adviser will be responsible for the day-to-day portfolio management of the Fund's assets allocated to the Equity and Income Securities Portfolio. A substantial portion of the Equity and Income Securities Portfolio will be invested in securities that the Investment Sub-Adviser believes qualify to pay tax-qualified dividends.

         Subject to the Fund's investment objective and policies, the Investment Sub-Adviser retains broad discretion to allocate the portion of the Fund's investments of the Equity and Income Securities Portfolio among common and preferred stocks and other income securities. The Equity and Income Securities Portfolio is not limited either in the types of equity and income securities or the market capitalization of issuers in which it may invest. Although the Equity and Income Securities Portfolio will ordinarily focus its equity investments in securities of U.S. issuers, subject to the limitation of the Fund's investments in equity securities and its focus on equity securities that pay tax-qualified dividends, the Fund may invest in ADRs and in other dollar-denominated securities of foreign issuers located in any geographic region. The Fund will not concentrate its investments in a particular industry but is not precluded from focusing investments in issuers in a group of industries in related sectors (such as different types of utilities industries).

         Tax Qualified Dividends. Tax-qualified dividends generally include dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria. The Fund generally can pass through the tax treatment of tax-qualified dividends it receives from such corporations to its shareholders. For the Fund to receive tax-qualified dividends generally, the Fund must hold the otherwise qualified stock for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date (or, in the case of preferred stock, more than 90 days during the 181-day period beginning 90 days before the ex-dividend date). Although current law only provides a 120-day and 180-day period for holding such stock, a proposed technical correction to the law would extend such periods to 121-days and 181-days. The Treasury Department and the Internal Revenue Service have announced that taxpayers may apply the extended periods as if the legislation were already enacted in filing their federal income tax returns. The "ex-dividend date" is the date which is established by a stock exchange (usually two business days before the record date) whereby the owner of a security at the commencement of such date is entitled to receive the next issued dividend payment for such security even if the security is sold by such owner on the ex-dividend date or thereafter. In addition, the Fund cannot be obligated to make payments (pursuant to a short sale or otherwise) with respect to substantially similar or related property. For an individual shareholder to be taxed at long-term capital gain rates on dividends received from the Fund which otherwise would be eligible for treatment as tax-qualified dividends, the shareholder must hold his or her shares of the Fund for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date. For example, assume that the ex-dividend date established for a dividend paid with respect to the common stock of a corporation held by the Fund is July 1. The Fund must hold the common stock on the record date and must have held it for at least 61 days (including the record date) during the 121-day period from May 2 to and including August 30. Similarly, assuming that the ex-dividend date established for a dividend paid with respect to shares of the Fund is August 1, a shareholder must have held the Fund's shares on the record date and have held such shares for at least 61 days during the period from June 2 to and including September 30 for the shareholder to receive tax-qualified dividends from the Fund. Consequently, short-term investors in the Fund will not realize the benefits of tax-qualified dividends. The provisions of the Code, applicable to tax-qualified dividends are currently effective through December 31, 2008 but may be changed at any time, possibly with retroactive effect. Thereafter, higher tax rates will apply unless further legislative action is taken.

         Selection of Equity Securities. The Investment Sub-Adviser pursues a relative value oriented philosophy and intends to focus its equity selection on the higher dividend-paying stocks that meet its investment criteria. Typically, the Investment Sub-Adviser prefers to invest in equity securities of companies that possess above-average financial characteristics in terms of balance sheet strength and profitability measures and yet have an above market average current yield or a ratio of price-to-earnings or price-to-book value that is below the long-term average for that company.

         The Investment Sub-Adviser's equity security selection process focuses primarily on bottom-up fundamental research within the context of overall top-down economic outlook. Through valuation analysis, the Investment Sub-Adviser seeks undervalued sectors, industries and companies in the market. In conducting its assessment, the Investment Sub-Adviser uses tools and measures such as a dividend discount model, relative value screens, price-to-earnings ratios, price-to-book ratios and dividend yields. Fundamental analysis is performed on industries and companies to verify their potential attractiveness for investment. The Investment Sub-Adviser invests in stocks of companies that it expects will benefit from economic trends and that are attractively valued relative to their fundamentals and to other companies in the market. From this equity security selection process, the Investment Sub-Adviser will then invest in the higher dividend paying stocks for the Equity and Income Securities Portfolio.

         In managing the Equity and Income Securities Portfolio, the Investment Sub-Adviser will pursue the Fund's investment objective by selecting for investment, from the universe of all equity securities that meet the Investment Sub-Adviser's investment parameters, securities which the Sub-Adviser believes will pay tax-qualified dividends and will provide the potential for appreciation of capital. On a quarterly basis (or more frequently as market conditions dictate), the Investment Sub-Adviser will reapply its investment strategy and will make portfolio adjustments.

         The Investment Sub-Adviser typically sells securities when economic, valuation and fundamental criteria are no longer met; more attractive alternatives are found; or their price targets have been met. For the Equity and Income Securities Portfolio any stock may be sold for the purpose of improving the current dividend yield. The Investment Sub-Adviser intends to hold most stocks for the requisite period to produce tax-qualified dividends. However, the Investment Sub-Adviser may sell some stocks prior to completing the required holding period.

         Other Income Securities. In addition to investing in equity securities that pay tax-qualified dividends, the Investment Sub-Adviser may invest in other income securities, including debt instruments, REIT securities and certain preferred securities, that generate income taxable at ordinary income, rather than long-term capital gain, rates. Such other income securities may include below investment grade quality securities, subject to the limitation that the Fund will not invest more than 20% of its total assets in income securities rated below investment grade at the time of acquisition (that is, rated Ba or lower by Moody's or BB or lower by S&P or, if unrated, determined by the Investment Sub-Adviser to be of comparable credit quality). To the extent that the Fund invests in such securities, the Fund will generate ordinary income taxable to shareholders at ordinary income tax rates and may not be able to achieve its objective of a high level of total after-tax return, including attractive tax-advantaged income. For any year, so long as the Fund's ordinary income taxable to shareholders at ordinary income tax rates and net realized short-term capital gains are fully offset by expenses of the Fund (other than expenses allocable to tax-exempt interest), all of the Fund's income distributions, other than distributions of tax-exempt income, would be characterized as tax-qualified dividends to the extent of the aggregate dividends received by the Fund that is qualified dividend income within the meaning of Section 1(h)(11)(B) of the Code. Although the Investment Sub-Adviser intends to invest the total assets in the Equity and Income Securities Portfolio primarily in equity securities that pay tax-qualified dividends and to satisfy the holding period requirements, a portion of the Fund's income distributions may be taxable as ordinary income.

Other Tax Management Strategies

         Taxes have a major influence on the net returns that investors receive on their taxable investments. Distributions of income, other than tax-qualified dividends, and distributions of net realized short-terms gains (on securities held for one year or less) are taxable as ordinary income, at U.S. federal income tax rates as high as 35%, whereas distributions of tax-qualified dividends and net capital gain (on securities held by the Fund for more than one year) are taxable at rates of up to 15%. As described above, the Fund seeks to provide a high level of total after-tax return in part by minimizing the taxes incurred by shareholders in connection with the Fund's net investment income and net realized gains.

         The Fund also seeks to achieve favorable after-tax returns in part by reducing the capital gains taxes incurred by shareholders in connection with the Fund's portfolio investments. The Investment Adviser and the Investment Sub-Adviser attempt to minimize distributions of long-term capital gains taxable to shareholders by avoiding, to the extent consistent with its investment objective, the sale of securities with large accumulated capital gains. When a decision is made to sell a particular appreciated security, the Investment Adviser generally will seek to select for sale the share lots resulting in the most favorable tax treatment, generally those with holding periods sufficient to qualify for long-term capital gain treatment that have the highest cost basis. The Investment Adviser and the Investment Sub-Adviser may sell securities to realize capital losses that can be used to offset realized gains. To protect against price declines in securities holdings with large accumulated gains, the Fund may use various hedging techniques (such as the purchase and sale of futures contracts on securities and securities indexes and options thereon, the purchase of put options and the sale of call options on securities held, equity swaps, covered short sales, forward sales of stocks and the purchase and sale of forward currency exchange contracts and currency futures). By using these techniques rather than selling appreciated securities, the Fund may, subject to certain limitations, attempt to reduce its exposure to price declines in the securities without realizing substantial capital gains under current tax law. There is no assurance that the Fund will use these strategies or that they will be successful if used. Dividends received by the Fund on securities with respect to which the Fund is obligated to make related payments with respect to positions in substantially similar or related property (pursuant to short sales or otherwise) will not be eligible for treatment as tax-qualified dividends and certain options and other risk reduction techniques may reduce the holding period for securities held by the Fund such that dividends paid with respect to such securities would not be eligible for treatment as tax-qualified dividends.

Other Investments

         Normally, the Fund will invest substantially all of its assets to meet its investment objective. The Fund may invest the remainder of its assets in securities with remaining maturities of less than one year or cash equivalents, or it may hold cash. For temporary defensive purposes, the Fund may depart from its principal investment strategies and invest part or all of its assets in securities with remaining maturities of less than one year or cash equivalents, or it may hold cash. During such periods, the Fund may not be able to achieve its investment objective.

Portfolio Contents

         Securities Ratings. Securities rated Baa by Moody's are considered by Moody's as medium to lower medium investment grade securities; they are neither highly protected nor poorly secured; interest payments and principal security appear to Moody's to be adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over time; and in the opinion of Moody's, securities in this rating category lack outstanding investment characteristics and in fact have speculative characteristics as well. Securities rated BBB by S&P are regarded by S&P as having an adequate capacity to pay interest and to repay principal; while such securities normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely, in the opinion of S&P, to lead to a weakened capacity to pay interest and repay principal for securities in this category than in higher rating categories. Fixed income securities of below-investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and to repay principal and are commonly referred to as "junk bonds" or "high yield securities." Such securities involve greater risk of loss, are subject to greater price volatility and are less liquid especially during periods of economic uncertainty or change, than higher rated fixed income securities.

         The descriptions of the rating categories by Moody's and S&P, including a description of their speculative characteristics, are set forth in Appendix A to this prospectus. All references to securities ratings by Moody's and S&P in this prospectus shall, unless otherwise indicated, include all securities within each such rating category (that is, (1), (2) and (3) in the case of Moody's and (+) and (-) in the case of S&P). All percentage and ratings limitations on securities in which the Fund may invest shall apply at the time of acquisition and shall not be considered violated if an investment rating is subsequently downgraded to a rating that would have precluded the Fund's initial investment in such security or the percentage limitation is exceeded as a result of changes in the market value of the Fund's portfolio securities. The Fund is not required to dispose of a security in the event a rating agency downgrades or withdraws its rating of a security. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater risk of loss than if such security had been sold prior to such downgrading. When a security is rated by more than one of these rating agencies, the Investment Adviser will use the highest rating in applying its investment policies.

         Municipal Securities. Municipal securities are often issued to obtain funds for various public purposes, including refunding outstanding obligations, funding for general operating expenses and lending to other public institutions and facilities. Municipal securities also include certain "private activity bonds" or industrial development bonds, which are issued by or on behalf of public authorities to provide financing aid to acquire sites or construct or equip facilities within a municipality for privately or publicly owned corporations. The two principal classifications of municipal securities are "general obligations" and "revenue obligations." General obligations are secured by the issuer's pledge of its credit and taxing power for the payment of principal and interest, although the characteristics and enforcement of general obligations may vary according to the law applicable to the particular issuer. Revenue obligations, which include, but are not limited to, private activity bonds, certificates of participation and certain municipal notes, are not backed by the credit and taxing authority of the issuer and are payable solely from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. The obligations of the issuer of a revenue obligation may, in addition, be backed by a letter of credit from a bank, a guarantee from another issuer or insurance. The credit rating assigned to municipal securities may reflect the existence of these guarantees, letters of credit or other credit enhancement features. General obligations and revenue obligations may be issued in a variety of forms, including commercial paper, fixed, variable and floating rate securities, tender option bonds, auction rate bonds, zero coupon bonds, deferred interest bonds and capital appreciation bonds. In addition to general obligations and revenue obligations, there are a variety of hybrid and special types of municipal securities.

         One or a small number of institutional investors, such as the Fund, may purchase an entire issue of municipal securities. Thus, the issue may not be said to be publicly offered. Unlike some securities that are not publicly offered, a secondary market exists for many municipal securities that were not publicly offered initially and such securities may be readily marketable.

         Although distributions of interest income from the Fund's municipal securities are generally exempt from regular federal income tax, such distributions may be subject to the alternative minimum tax and distributions from other sources, including capital gain distributions, and any gains on the sale of your APS are not. You should consult your tax adviser as to whether you will be subject to state and local taxes on your distributions from the Fund.

         From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities. The Fund cannot predict what legislation, if any, may be proposed in the future in Congress regarding the federal income tax status of interest on municipal securities. Such proposals, if enacted, would materially and adversely affect the Fund.

         Municipal Leases and Certificates of Participation. The Fund may invest in municipal leases and certificates of participation in such leases. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance. Municipal leases frequently involve special risks not normally associated with general obligations or revenue obligations. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering or the failure fully to recover the Fund's original investment. To the extent that the Fund invests in unrated municipal leases or participates in such leases, the credit quality and risk of cancellation of such unrated leases will be monitored on an ongoing basis.

         A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, installment purchase agreements or other instruments. The certificates are typically issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days' notice, of all or any part of the Fund's participation interest in the underlying municipal securities, plus accrued interest.

         Certain municipal lease obligations and certificates of participation may be deemed to be illiquid for the purpose of the Fund's limitation on investments in illiquid securities. Other municipal lease obligations and certificates of participation acquired by the Fund may be determined by the Investment Adviser, pursuant to guidelines adopted by the trustees, to be liquid securities for the purpose of such limitation.

         In determining the liquidity of municipal lease obligations and certificates of participation, the Investment Adviser will consider a variety of factors, including: (i) the willingness of dealers to bid for the obligation;
(ii) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (iii) the frequency of trades or quotes for the obligation; and (iv) the nature of the marketplace trades. In addition, the Investment Adviser will consider factors unique to particular lease obligations and certificates of participation affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by the Fund.

         Municipal Notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer's receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer's payment obligations under the notes or that refinancing will be otherwise unavailable.

         Tax-Exempt Commercial Paper. Issues of commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by state and local governments and their agencies to finance the working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, tax-exempt commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

         Pre-Refunded Municipal Securities. The principal of and interest on pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

         Private Activity Bonds. Private activity bonds, formerly referred to as industrial development bonds, are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues. Although the Fund will seek to limit its investments in private activity bonds, to the extent that the Fund does invest in such bonds, the interest income from such bonds may in certain circumstances subject individual and certain other non-corporate investors to the federal alternative minimum tax.

         Residual Interest Municipal Securities. The Fund may invest in residual interest municipal securities whose interest rate bears an inverse relationship to the interest rate on another security or the value of an index ("inverse floaters"). An investment in inverse floaters may involve greater risk than an investment in a fixed-rate bond. Because changes in the interest rate on the other security or index inversely affect the residual interest paid on the inverse floater, the value of an inverse floater is generally more volatile than that of a fixed-rate bond. Inverse floaters have interest rate adjustment formulas which generally reduce or, in the extreme, eliminate the interest paid to the Fund when short-term interest rates, rise, and increase the interest paid to the Fund when short-term interest rates fall. Inverse floaters have varying degrees of liquidity, and the market for these securities is relatively new and volatile. These securities tend to underperform the market for fixed-rate bonds in a rising interest rate environment, but tend to outperform the market for fixed-rate bonds when interest rates decline. Shifts in the long-term interest rate may, however, alter this tendency. Although volatile, inverse floaters typically offer the potential for yields exceeding the yields available on fixed-rate bonds with comparable credit quality, coupon, call provisions and maturity. These securities usually permit the investor to convert the floating rate to a fixed rate (normally adjusted downward), and this optional conversion feature may provide a partial hedge against rising interest rates if exercised at an opportune time. Investment in inverse floaters may amplify the effects of the Fund's use of leverage. Should short-term interest rates rise, the combination of the Fund's investment in inverse floaters and the use of leverage likely will adversely affect the Fund's income and distributions to Common Shareholders. Although the Fund is not limited with respect to its investment in residual interest municipal securities, the Fund does not initially intend to invest more than 10% of total assets in such securities.

         Tender Option Bonds. A tender option bond is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued with the agreement of a third party, such as a bank, broker-dealer or other financial institution, which grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. However, an institution will not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrade in the credit rating assigned to the issuer of the bond. The liquidity of a tender option bond is a function of the credit quality of both the bond issuer and the financial institution providing liquidity. Tender option bonds are deemed to be liquid unless, in the opinion of the Investment Adviser, the credit quality of the bond issuer and the financial institution is deemed, in light of the Fund's credit quality requirements, to be inadequate and the bond would not otherwise be readily marketable. The Municipal Securities Portfolio intends to invest in tender option bonds the interest on which will, in the opinion of bond counsel, counsel for the issuer of interests therein or counsel selected by the Investment Adviser, be exempt from regular federal income tax. However, because there can be no assurance that the Internal Revenue Service (the "IRS") will agree with such counsel's opinion in any particular case, there is a risk that the Fund will not be considered the owner of such tender option bonds and thus will not be entitled to treat such interest as exempt from such tax. Additionally, the federal income tax treatment of certain other aspects of these investments, including the proper tax treatment of tender option bonds and the associated fees in relation to various regulated investment company tax provisions, is unclear. The Investment Adviser intends to manage the Municipal Securities Portfolio in a manner designed to eliminate or minimize any adverse impact from the tax rules applicable to these investments.

         Insured Municipal Securities. The Municipal Securities Portfolio may invest in "insured" municipal securities, which are securities for which scheduled payments of interest and principal are guaranteed by a private (non-governmental) insurance company. The insurance only entitles the Fund to receive at maturity the face or par value of the securities held by the Fund. The insurance does not guarantee the market value of the municipal securities or the value of the shares of the Fund. The Fund may utilize new issue or secondary market insurance. A bond issuer who wishes to increase the credit rating of a security purchases a new issue insurance policy. By paying a premium and meeting the insurer's underwriting standards, the bond issuer is able to obtain a high credit rating (usually, Aaa from Moody's or AAA from S&P) for the issued security. Such insurance is likely to increase the purchase price and resale value of the security. New issue insurance policies are non-cancelable and continue in force as long as the bonds are outstanding. A secondary market insurance policy is purchased by an investor subsequent to a bond's original issuance and generally insures a particular bond for the remainder of its term.

         Auction Rate Securities. The Municipal Securities Portfolio may invest in auction rate securities. Auction rate securities include auction rate municipal securities and auction rate preferred securities issued by closed-end investment companies that invest primarily in municipal securities (collectively, "auction rate securities"). Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by a "Dutch" auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at the "par value," there is some risk that an auction will fail due to insufficient demand for the securities. The Fund will take the time remaining until the next scheduled auction date into account for the purpose of determining the securities' duration. The Fund's investments in auction rate securities of closed-end funds are subject to the limitations on investments in other investment companies prescribed by the 1940 Act. Dividends received by the Fund on such auction rate municipal securities will not be eligible for treatment as tax-qualified dividends.

         Common Stocks. The Fund may invest up to 50% of its assets in common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits, if any, of the corporation without preference over any other shareholder or class of shareholders, including holders of such entity's preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so. In selecting common stocks for investment, the Investment Sub-Adviser generally expects to focus primarily on the security's dividend paying capacity rather than on its potential for capital appreciation.

         Preferred Securities. The Fund may invest in preferred securities. Preferred securities are equity securities, but they have many characteristics of fixed income securities, such as a fixed dividend payment rate and/or a liquidity preference over the issuer's common shares. However, because preferred shares are equity securities, they may be more susceptible to risks traditionally associated with equity investments than the Fund's fixed income securities.

         Fixed rate preferred stocks have fixed dividend rates. They can be perpetual, with no mandatory redemption date, or issued with a fixed mandatory redemption date. Certain issues of preferred stock are convertible into other equity securities. Perpetual preferred stocks provide a fixed dividend throughout the life of the issue, with no mandatory retirement provisions, but may be callable. Sinking fund preferred stocks provide for the redemption of a portion of the issue on a regularly scheduled basis with, in most cases, the entire issue being retired at a future date. The value of fixed rate preferred stocks can be expected to vary inversely with interest rates.

         Adjustable rate preferred stocks have a variable dividend rate which is determined periodically, typically quarterly, according to a formula based on a specified premium or discount to the yield on particular U.S. Treasury securities, typically the highest base-rate yield of one of three U.S. Treasury securities: the 90-day Treasury bill; the 10-year Treasury note; and either the 20-year or 30-year Treasury bond or other index. The premium or discount to be added to or subtracted from this base-rate yield is fixed at the time of issuance and cannot be changed without the approval of the holders of the adjustable rate preferred stock. Some adjustable rate preferred stocks have a maximum and a minimum rate and in some cases are convertible into common stock.

         Convertible Securities. The Fund's investment in fixed income securities may include bonds and preferred stocks that are convertible into the equity securities of the issuer or a related company. Depending on the relationship of the conversion price to the market value of the underlying securities, convertible securities may trade more like equity securities than debt instruments. Income payments received by the Fund on convertible fixed income obligations will not be eligible for treatment as tax-qualified dividends; dividend payments received by the Fund on convertible preferred stocks may be eligible for treatment as tax-qualified dividends.

         Real Estate Investment Trusts (REITs). The Fund may invest in REITs. REITs primarily invest in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Code. The Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the Fund. Distributions received by the Fund from REITs may consist of dividends, capital gains and/or return of capital. Generally, REIT income distributions will not, subject to certain limited exceptions, be eligible for treatment as tax-qualified dividends.

         Foreign Securities. The Fund will ordinarily focus its investments in securities of U.S. issuers, but may invest without limit in U.S. dollar denominated ADRs of foreign issuers. The Fund will invest in securities of foreign issuers located only in industrialized countries.

         Taxable Debt Securities. The Fund may invest in taxable debt securities. Taxable debt securities in which the Fund may invest include: securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and custodial receipts therefor; securities issued or guaranteed by a foreign government or any of its political subdivisions, authorities, agencies or instrumentalities or by international or supranational entities; corporate debt securities, including notes, bonds and debentures; certificates of deposit and bankers' acceptances issued or guaranteed by, or time deposits maintained at, banks (including U.S. or foreign branches of U.S. banks or U.S. or foreign branches of foreign banks) having total assets of more than $1 billion; commercial paper; and mortgage related securities. These securities may be of any maturity. The value of debt securities can be expected to vary inversely with interest rates. Income payments received by the Fund on debt securities will not be eligible for treatment as tax-qualified dividends.

         Money Market Instruments. Money market instruments include short-term U.S. government securities, U.S. dollar denominated, high quality commercial paper (unsecured promissory notes issued by corporations to finance their short-term credit needs), certificates of deposit, bankers' acceptances and repurchase agreements relating to any of the foregoing. U.S. government securities include Treasury notes, bonds and bills, which are direct obligations of the U.S. government backed by the full faith and credit of the United States, and securities issued by agencies and instrumentalities of the U.S. government, which may be guaranteed by the U.S. Treasury, may be supported by the issuer's right to borrow from the U.S. Treasury or may be backed only by the credit of the federal agency or instrumentality itself. Income payments received by the Fund on money market securities received by the Fund will not be eligible for treatment as tax-qualified dividends.

         U.S. Government Securities. U.S. government securities in which the Fund invests include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. government, including the Federal Housing Administration, Federal Financing Bank, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association (GNMA), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation (FHLMC), Federal National Mortgage Association (FNMA), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association, Resolution Trust Corporation and various institutions that previously were or currently are part of the Farm Credit System (which has been undergoing reorganization since 1987). Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States government. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks; (ii) the discretionary authority of the U.S. government to purchase the agency's obligations, such as securities of the FNMA; or (iii) only the credit of the issuer. No assurance can be given that the U.S. government will provide financial support in the future to U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; and (ii) participations in loans made to non-U.S. governments or other entities that are so guaranteed. The secondary market for certain of these participations is limited and therefore may be regarded as illiquid. Income payments on U.S. government securities received by the Fund will not be eligible for treatment as tax-qualified dividends.

         Illiquid Securities. The Fund may invest up to 20% of its total assets in illiquid securities (that is, securities that are not readily marketable). Liquidity of a security relates to the ability to easily dispose of a security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable, more liquid security. Illiquid securities include, but are not limited to restricted securities (securities for which the disposition is restricted under the federal securities laws), securities that may be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the "1933 Act") but that are deemed to be illiquid, and repurchase agreements with maturities in excess of seven days. The Fund's Board of Trustees or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid. Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the 1933 Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period of time may elapse between the Fund's decision to sell and when the Fund is actually permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which would have prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith by the Board of Trustees or its delegate.

         Other Investment Companies. The Fund may invest in the securities of other investment companies to the extent that such investments are consistent with the Fund's investment objective and principal investment strategies and permissible under the 1940 Act. Under one provision of the 1940 Act, the Fund may not acquire the securities of other investment companies if, as a result,
(i) more than 10% of the Fund's total assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the Fund or (iii) more than 5% of the Fund's total assets would be invested in any one investment company. Other provisions of the 1940 Act are less restrictive provided that the Fund is able to meet certain conditions. These limitations do not apply to the acquisition of shares of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all of the assets of another investment company.

         The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies' expenses, including advisory fees. These expenses will be in addition to the direct expenses incurred by the Fund. Income generated from the Fund's investment in another investment company may not be tax-exempt or eligible for treatment as tax-qualified dividends.

         Standby Commitments. In order to enhance the liquidity of municipal securities, the Fund may acquire the right to sell a security to another party at a guaranteed price and date. Such a right to resell may be referred to as a "standby commitment" or "liquidity put," depending on its characteristics. The aggregate price which the Fund pays for securities with standby commitments may be higher than the price which otherwise would be paid for the securities. Standby commitments may not be available or may not be available on satisfactory terms. Standby commitments may involve letters of credit issued by domestic or foreign banks supporting the other party's ability to purchase the security. The right to sell may be exercisable on demand or at specified intervals and may form part of a security or be acquired separately by the Fund.

         Because the period prior to the put date is generally less than 365 days, the Fund generally values the municipal securities subject to standby commitments at amortized cost. The Board of Trustees has adopted procedures pursuant to which the Investment Adviser may determine that amortized cost represents the fair value of these securities. The exercise price of the standby commitments is expected to approximate such amortized cost. Consequently, no separate value is assigned to standby commitments for purposes of determining the Fund's net asset value. The cost of a standby commitment is carried as unrealized depreciation from the time of purchase until it is exercised or expires. Since the value of a standby commitment is dependent on the ability of the standby commitment writer to meet its obligation to repurchase, the Fund's policy is to enter into standby commitment transactions only with banks, brokers or dealers that present a minimal risk of default. However, this policy reduces, but does not eliminate, the risk of default by the standby commitment writer.

         Zero Coupon Securities. The securities in which the Fund invests may include zero coupon securities, which are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service but generally require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than securities that make regular payments of interest. The Fund accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations, in which case the Fund will forgo the purchase of additional income producing assets with these funds.

         Strategic Transactions. The Fund may, but is not required to, use various strategic transactions described below to earn income, facilitate portfolio management and mitigate risks. Such strategic transactions are generally accepted under modern portfolio management and are regularly used by many mutual funds and other institutional investors. Although the Investment Adviser may seek to use the practices to further the Fund's investment objective in connection with the assets in the Municipal Securities Portfolio, it is not expected that the Investment Sub-Adviser will utilize such practices with respect to assets in the Equity and Income Securities Portfolio, and no assurance can be given that these practices will, if utilized, achieve their desired results.

         The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity, fixed-income and interest rate indices, and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars and enter into various credit transactions and credit default swaps. The Fund also may purchase derivative instruments that combine features of these instruments. Collectively, all of the above are referred to as "Strategic Transactions." The Fund generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the value of the Fund's portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of the Fund, protect against changes in currency exchange rates, manage the effective maturity or duration of the Fund's portfolio, or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Income payments received by the Fund from Strategic Transactions generally will not be eligible for treatment as tax-qualified dividends.

         Strategic Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to use successfully Strategic Transactions depends on the Investment Adviser's ability to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of the imposition of exchange controls, suspension of settlements or the inability of the Fund to deliver or receive a specified currency. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes.

         A more complete discussion of Strategic Transactions and their risks is contained in the Statement of Additional Information.

         Short Sales. The Fund may sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short without payment of further compensation (a short sale against the box). In a short sale against the box, the short seller is exposed to the risk of being forced to deliver stock that it holds to close the position if the borrowed stock is called in by the lender, which would cause gain or loss to be recognized on the delivered stock.

         The ability to use short sales against the box, certain equity swaps and certain equity collar strategies as a tax-efficient management technique with respect to holdings of appreciated securities is limited to circumstances in which the hedging transaction is closed out within thirty days of the end of the Fund's taxable year and the underlying appreciated securities position is held unhedged for at least the next sixty days after the hedging transaction is closed. Not meeting these requirements would trigger the recognition of gain on the underlying appreciated securities position under the federal tax laws applicable to constructive sales. Dividends received on securities with respect to which the Fund is obligated to make related payments with respect to positions in substantially similar or related property (pursuant to short sales or otherwise) will be treated as fully taxable ordinary income (i.e., income other than tax-advantaged income).

         Repurchase Agreements. The Fund may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are arrangements under which the Fund purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than the Fund's purchase price, with the difference being income to the Fund. Under the direction of the Board of Trustees, the Investment Adviser reviews and monitors the creditworthiness of any institution which enters into a repurchase agreement with the Fund. The counterparty's obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral is held by the Fund's custodian in a segregated, safekeeping account for the benefit of the Fund. Repurchase agreements afford the Fund an opportunity to earn income on temporarily available cash at low risk. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and interest involved in the transaction. Income payments received by the Fund from repurchase agreements generally will not be eligible for treatment as tax-qualified dividends.

         Lending of Portfolio Securities. The Fund may lend portfolio securities to registered broker-dealers or other institutional investors under agreements which require that the loans be secured continuously by collateral in cash, cash equivalents or U.S. Treasury bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned as well as the benefit of an increase and the detriment of any decrease in the market value of the securities loaned and would also receive compensation based on investment of the collateral. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of consent on a material matter affecting the investment.

         As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund will lend portfolio securities only to organizations whose credit quality or claims paying ability is considered by the Investment Adviser to be at least investment grade quality. The Investment Adviser will monitor the creditworthiness of any such firms. At no time would the value of the securities loaned exceed 33 1/3% of the value of the Fund's total assets. Income realized by the Fund from securities lending and payments in lieu of dividends on loaned stock will not be eligible for treatment as tax-qualified dividends.

         Portfolio Turnover. It is the policy of the Fund not to engage in trading for short-term profits, although portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund.

Fundamental Investment Policies

         The Fund has adopted certain fundamental investment policies designed to limit investment risk and maintain portfolio diversification. These fundamental investment policies, as well as the investment objective of the Fund and the Fund's policy of investing at least 80% of its total assets in a portfolio of municipal securities and equity securities that are eligible to pay tax-advantaged income, may not be changed without the approval of the holders of a majority of the outstanding Common Shares and Preferred Shares (including the APS) voting as a single class, as well as by the vote of a majority of the outstanding Preferred Shares tabulated separately. A "majority of the outstanding" shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever of (i) or (ii) is less. See "Investment Restrictions" in the Statement of Additional Information for a complete list of the fundamental investment restrictions of the Fund.

Investment Philosophy

         Investment Adviser. In managing the Fund's Municipal Securities Portfolio, the Investment Adviser adjusts the portfolio's duration and overall credit quality in light of changing market and economic conditions. In making decisions with respect to specific municipal securities for the Municipal Securities Portfolio, the Investment Adviser employs a disciplined approach, driven primarily by proprietary research regarding prevailing interest rates, economic fundamentals at both the national and state level and in-depth credit research conducted by the Investment Adviser's investment staff. The Investment Adviser attempts to identify investment grade and below-investment grade municipal securities that are trading at attractive valuations relative to the Investment Adviser's evaluation of the issuer's creditworthiness and, with respect to private activity bonds, the profit potential of the corporation from which the revenue supporting the bonds is derived. The Investment Adviser's overall investment approach is both top-down and bottom-up. The Investment Adviser first seeks to identify the sectors or regions of the municipal bond market that present the best relative value opportunities and then bases the Fund's overall sector and regional weightings on that determination. Once the Investment Adviser establishes the overall regional and sector weightings, the Investment Adviser focuses on selecting those securities within each sector or region that meet its fundamental criteria. In determining sector weightings, the Investment Adviser's portfolio management team also maintains frequent contact with the Investment Adviser's investment professionals who follow U.S. equities and those who focus on corporate fixed income investments. In many cases, the Investment Adviser will augment its municipal bond credit research and security selection processes with equity research analysis. The Investment Adviser has a fundamental bias towards long-term security selection, rather than engaging in frequent "market timing" or short-term trading. There can be no assurance that the process will be successful.

         Investment Sub-Adviser. The Investment Sub-Adviser pursues a relative value-oriented philosophy and intends to focus on the higher dividend-paying stocks that meet its investment criteria. Typically, the Investment Sub-Adviser prefers to invest in companies that possess above-average financial characteristics in terms of balance sheet strength and profitability measures and yet have an above market-average current yield or a ratio of price-to-earnings or price-to-book value that is below the long-term average for that company.

         The Investment Sub-Adviser's equity security selection process focuses primarily on bottom-up fundamental research within the context of overall top-down economic outlook. Through valuation analysis, the Investment Sub-Adviser seeks undervalued sectors, industries and companies in the market. In conducting its assessment, the Investment Sub-Adviser uses tools and measures such as a dividend discount model, relative value screens, price-to-earnings ratios, price-to-book ratios and dividend yields. Fundamental analysis is performed on industries and companies to verify their potential attractiveness for investment. The Investment Sub-Adviser invests in stocks of companies that it expects will benefit from economic trends and that are attractively valued relative to their fundamentals and to other companies in the market. From this equity security selection process, the Investment Sub-Adviser will then invest in the higher dividend paying stocks for the Equity and Income Securities Portfolio.

         In managing the Equity and Income Securities Portfolio, the Investment Sub-Adviser will pursue the Fund's investment objective by selecting for investment, from the universe of all equity securities that meet the Investment Sub-Adviser's investment parameters, securities which the Sub-Adviser believes will pay tax-qualified dividends and will provide the potential for appreciation of capital. Investments by the Investment Sub-Adviser in other income-oriented securities will be based primarily on an assessment by the Sub-Adviser of the balance sheet condition of the underlying companies and their ability to support the current level of dividend or interest payments. On a quarterly basis (or more frequently as market conditions dictate), the Investment Sub-Adviser will reapply its investment strategy and will make portfolio adjustments.

         The Investment Sub-Adviser typically sells securities when economic, valuation and fundamental criteria are no longer met; more attractive alternatives are found; or their price targets have been met. For the Equity and Income Securities Portfolio any stock may be sold for the purpose of improving the current dividend yield. The Investment Sub-Adviser intends to hold most stocks for the requisite period to produce tax-qualified dividends. However, the Investment Sub-Adviser may sell some stocks prior to completing the required holding period.

                                      RISKS

         Investors should consider the following risk factors and special considerations associated with investing in the Fund.

Risks of Investing in APS

         Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount you invest. Your investment in APS represents an indirect investment in the securities owned by the Fund, many of which are traded on a national securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Your APS at any point in time may be worth less than what you invested.

         Interest Rate Risk. The Fund issues APS, which pay dividends based on short-term interest rates, and may use the proceeds to buy preferred stock and bonds, which bear intermediate to longer-term dividend and interest rates. The yields on preferred stocks and the interest on bonds are typically, although not always, higher than short term interest rates. Both long-term and short-term interest rates may fluctuate. If short-term interest rates rise, dividend rates on the APS may rise such that the amount of dividends paid to APS holders exceeds the income from the portfolio securities purchased with the proceeds from the sale of APS. Because income from the Fund's entire investment portfolio (not just the portion purchased with the proceeds of the APS offering) is available to pay APS dividends, however, APS dividend rates would need to greatly exceed the Fund's net portfolio income before the Fund's ability to pay APS dividends would be jeopardized. If long-term rates rise, the value of the Fund's investment portfolio will decline, reducing the amount of assets serving as asset coverage for the APS.

         Auction Risk. You may not be able to sell your APS at Auction if the Auction fails; that is, if there are more APS offered for sale than there are buyers for those APS. Also, if you place a Bid order at an Auction only at a specified rate, and that dividend rate exceeds the rate set at the Auction, you will not retain your APS. If you elect to buy or retain APS without specifying a rate below which you would not wish to continue to hold those APS, and the Auction sets a below market rate, you may receive a lower rate of return on your APS then the market rate. In addition, the Rate Periods for the APS may be changed by the Fund, subject to certain conditions with notice to the holders of the APS, which could also affect the liquidity of your investment. See "Description of the APS" and "The Auctions--Auction Procedures."

         Secondary Market Risk. It may not be possible to sell APS between Auctions or it may only be possible to sell them for a price of less than $25,000 per share plus any accumulated but unpaid dividends. If the Fund has designated a Special Rate Period (a Rate Period of more than seven days in the cases of Series M and twenty-eight days in the cases of Series T), changes in interest rates could affect the price of APS sold in the secondary market. Broker-dealers may maintain a secondary trading market in the APS outside of Auctions; however, they have no obligation to do so and there can be no assurance that a secondary market for the APS will develop or, if it does develop, that it will provide holders with a liquid trading market (i.e., trading will depend on the presence of willing buyers and sellers and the trading price is subject to variables to be determined at the time of the trade by the broker-dealers). The APS will not be registered on any stock exchange or on any automated quotation system. You may transfer shares outside of Auctions only to or through a Broker-Dealer that has entered into an agreement with the Fund's Auction Agent, The Bank of New York, or a broker-dealer who has entered into an agreement with a Broker-Dealer or such other persons as the Fund permits. If you sell your APS to a Broker-Dealer or a broker-dealer between Auctions, you may receive less than the price you paid for them, especially if market interest rates have risen since the preceding Auction.

         Rating and Asset Coverage Risk. While [ ] and [ ] assign a rating of "AAA" or "Aaa," respectively, to the APS, such ratings do not eliminate or necessarily mitigate the risks of investing in APS. A rating agency could withdraw or downgrade its rating on the APS, which may make the APS less liquid at an Auction or in the secondary market, although the downgrade would probably result in higher dividend rates. If a rating agency downgrades APS of the Fund, the Fund will alter its portfolio or redeem APS in an effort to reinstate or improve, as the case may be, the rating, although there is no assurance that it will be able to do so to the extent necessary to restore the prior rating. The Fund may voluntarily redeem APS under certain circumstances. A preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. The ratings on the APS are not recommendations to purchase, hold, or sell those shares, inasmuch as the ratings do not comment as to market price or suitability for a particular investor. The rating agency guidelines described herein also do not address the likelihood that an owner of the APS will be able to sell such shares in an Auction or otherwise.

         Decline in Net Asset Value Risk. A material decline in the Fund's net asset value may impair the Fund's ability to maintain required levels of asset coverage.

         Payment Restrictions Risk. The Fund is prohibited from declaring, paying or making any dividends or distributions on APS until it satisfies certain conditions. See "Description of the APS-Dividends and Rate Periods-Restrictions on Dividend, Redemptions and Other Payments." The Fund is also prohibited from declaring, paying or making any dividends or distributions on Common Shares unless it satisfies certain conditions. These prohibitions of the payment of dividends or distributions might impair the Fund's ability to maintain its qualification as a regulated investment company for federal income tax purposes. The Fund intends, however, to redeem APS if necessary to comply with such requirements. There can be no assurance however that such redemptions can be effected in time to permit the Fund to distribute its income as required to maintain its qualification as a regulated investment company under the Code. See "Tax Matters" in the Statement of Additional Information.

Risks of Investing in the Fund

         The Fund is a diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent is all investments, there can be no assurance that the Fund will achieve its investment objectives.

         Limited Operation History. The Fund is recently organized with a limited operating history.

         Equity Risk. A principal risk of investing in the Fund is equity risk, which is the risk that the value of the securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests. Stock of an issuer in the Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common stock in which the Fund will invest is structurally subordinated to preferred stock, bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stock or debt instruments of such issuers. In addition, while common stock has historically generated higher average returns than fixed income securities, common stock has also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of common stock of an issuer held by the Fund. Also, the price of common stock of an issuer is sensitive to general movements in the stock market. A drop in the stock market may depress the price of most or all of the common stocks held by the Fund.

         Tax Risk. The value of the Fund's investments and its net asset value may be adversely affected by changes in tax rates and policies. Because the Fund's investment objective is to provide a high level of total after-tax return, including attractive tax-advantaged income, the attractiveness of investing in municipal securities and equity securities that pay tax-qualified dividends in relation to other investment alternatives may be affected by changes in federal income tax laws and regulations, including changes in the tax-qualified dividend provisions. The provisions of the Code applicable to tax-qualified dividends are currently effective through December 31, 2008 but may be changed at any time before that date, possibly with retroactive effect. Thereafter, higher tax rates will apply unless further legislative action is taken. Any proposed or actual changes in such rates or the exempt status of municipal securities, therefore, can significantly affect the demand for and supply, liquidity and marketability of municipal securities and the Fund's investments in equity securities that pay tax-qualified dividends. This could in turn affect the Fund's net asset value and ability to acquire and dispose of municipal securities and equity securities at desirable yields or returns and price levels. There can be no assurance as to the portion of the Fund's dividends that will be tax-exempt or tax-qualified. Tax-exempt dividends may in any case be subject to state or local income taxes. Additionally, the Fund is not a suitable investment for IRAs, for other tax-exempt or tax-deferred accounts or for investors who are not sensitive to the federal income tax consequences of their investments.

         Municipal Securities Market Risk. The yields on and market prices of municipal securities are dependent on a variety of factors, including general conditions of the municipal securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The value of outstanding municipal securities will vary as a result of changing evaluations of the ability of their issuers to meet interest and principal payments. Such values will also change in response to changes in the interest rates payable on new issues of municipal securities and changes in general interest rate levels. Changes in the value of the municipal securities held in the Fund's portfolio arising from these or other factors will cause changes in the Fund's net asset value per share.

         The ability of a municipal issuer to meet its obligations on municipal securities (other than private activity bonds) is subject to the risk that the municipal issuer of the securities will not have sufficient revenues from taxes and other sources of income to pay interest and repay principal on the municipal securities. The level of municipal income may be adversely affected by various factors, including general economic activity, real estate values and changes in governmental expenses. The obligations of the issuer to pay the principal of and interest on a municipal security are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints upon the enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of the issuer to pay when due the principal of or interest on a municipal security may be materially affected.

         The amount of public information available about the issuance of municipal securities is generally less than that for corporate equities or bonds, and the investment performance of the Fund may therefore be more dependent on the analytical abilities of the Investment Adviser than would a fund that invests entirely in stocks or taxable bonds. The secondary market for municipal bonds, particularly below-investment grade municipal securities in which the Fund will invest, also tends to be less well developed or liquid than many other securities markets, which may adversely affect the Fund's ability to sell its municipal securities at attractive prices.

         Municipal securities may be backed by letters of credit or other forms of credit enhancement issued by domestic or foreign banks or by other financial institutions. The credit quality of these banks and financial institutions could, therefore, cause a loss to the Fund. Letters of credit and other obligations of foreign banks and financial institutions may involve risks in addition to those of domestic obligations because of less publicly available financial and other information, less securities regulation, potential imposition of foreign withholding and other taxes, war and expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authorities and are generally not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks.

         Income and Interest Rate Risk. The income shareholders receive from the Fund is based primarily on the dividends and interest earned by the Fund from its investments, which can vary widely over the short and long term. The dividend income from the Fund's investment in equity securities will be influenced by both general economic activity and issuer-specific factors. In the event of a recession or adverse events effecting a specific industry or issuer, the issuers of the common stocks held by the Fund may reduce the dividends paid on such common stocks.

         Interest rate risk is the risk that the municipal securities and other debt (and, in certain cases, equity) securities in which the Fund invests (and the Fund's net assets) will decline in value because of changes in interest rates. Interest rate risk includes the following risks:

         o If interest rates go up, the value of municipal securities and debt (and, in certain cases, equity) securities in the Fund's portfolio generally will decline.

         o During periods of declining interest rates, an issuer may exercise its option to redeem municipal securities or prepay principal of debt securities earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk.

         o During periods of rising interest rates, the average life of certain types of debt securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk.

         The Fund's income also would likely be affected adversely when prevailing short-term interest rates increase and the Fund is using leverage.

         Credit Risk. Credit risk is the risk that an issuer of a municipal bond or other debt security, or counterparty to a derivative contract, will become unable to meet its obligation to make interest and principal payments or to otherwise satisfy its obligations. The two principal classifications of municipal securities are "general obligations" and "revenue obligations." General obligations are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue obligations are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source but not from the general taxing power. Sizable investments in revenue obligations could involve an increased risk to the Fund should any of the related facilities experience financial difficulties. Private activity bonds are in most cases revenue obligations and do not generally carry the pledge of the credit of the issuing municipality. The Fund may be subject to other forms of credit risk associated with counterparties to a derivatives contract and related instruments.

         Risks of Investing in Below Investment Grade Securities. The Fund may invest up to 20% of its assets in fixed income securities that are rated below investment grade (commonly referred to as "junk bonds" or "high yield securities"), that is, rated Ba or below by Moody's or BB or lower by S&P, or unrated securities determined by the Investment Adviser to be of comparable credit quality. Investment in fixed income securities of below-investment grade quality involves substantial risk of loss. "Junk bonds" are considered predominantly speculative with respect to the issuer's ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. Debt securities in the lowest investment grade category may also be considered to have speculative characteristics by certain ratings agencies. The market values for high yield fixed income securities tend to be more volatile, and these securities are less liquid, than investment grade debt securities. For these reasons, an investment in the Fund is subject to the following specific risks:

         o increased price sensitivity to changing interest rates and to a deteriorating economic environment;

         o    greater risk of loss due to default or declining credit quality;

         o adverse issuer-specific events are more likely to render the issuer unable to make interest and/or principal payments; and

         o if a negative perception of the high yield market develops, the price and liquidity of high yield securities may be depressed, and this negative perception could last for a significant period of time.

         Adverse changes in economic conditions are more likely to lead to a weakened capacity of a high yield issuer to make principal payments and interest payments than an investment grade issuer. The principal amount of high yield securities outstanding has proliferated in the past decade as an increasing number of issuers have used high yield securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. If the national economy enters into a recessionary phase during 2004, potentially decreasing the tax and other revenue of municipal issuers, or interest rates rise sharply, increasing the interest cost on variable rate instruments and negatively impacting economic activity, the number of defaults by high yield municipal issuers is likely to increase. Similarly, down-turns in profitability in specific industries could adversely affect private activity bonds. The market values of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. Factors having an adverse impact on the market value of lower quality securities may have an adverse effect on the Fund's net asset value and the market value of its Common Shares. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings. In certain circumstances, the Fund may be required to foreclose on an issuer's assets and take possession of its property or operations. In such circumstances, the Fund would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired.

         The secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities, a factor that may have an adverse effect on the Fund's ability to dispose of a particular security. There are fewer dealers in the market for high yield securities than investment grade obligations. The prices quoted by different dealers may vary significantly, and the spread between the bid and asked price is generally much larger than for higher quality instruments. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded.

         Issuers of such high yield securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yield securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of high yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect the Fund's net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

         Maturity Risk. The Fund may invest in municipal securities of any maturity, although the Investment Adviser anticipates that the Fund will generally invest in intermediate to long-term municipal securities. The Investment Adviser anticipates that the average duration of the Fund's Municipal Securities Portfolio will range from 4 years to 12 years; however, the Investment Adviser is not restricted to such range if the Investment Adviser determines a shorter or longer average duration is in the best interests of the Fund in light of market conditions at such times. Interest rate risk will generally affect the price of a municipal security more if the security has a longer maturity. Municipal securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, municipal securities with shorter maturities will be less volatile but generally provide lower returns than municipal securities with longer maturities. [The average maturity of the Fund's municipal security investments may affect the volatility of the Fund's Common Share price.]

         Call Risk. The issuers of municipal securities and other debt securities held by the Fund may call, or prepay principal due on, their securities, particularly during periods of declining interest rates. The Fund may not be able to reinvest that principal at attractive rates, reducing income to the Fund. The Fund also may lose the premium paid for the securities.

         Risks of Municipal Leases and Certificates of Participation. The Fund may invest in municipal leases and certificates of participation in such leases. Municipal leases and certificates of participation involve special risks not normally associated with general obligations or revenue obligations. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly and result in a delay in recovering or the failure fully to recover the Fund's original investment. In the event of non-appropriation, the issuer would be in default and taking ownership of the assets may be a remedy available to the Fund, although the Fund does not anticipate that such a remedy would normally be pursued. To the extent that the Fund invests in unrated municipal leases or participates in such leases, the credit quality and risk of cancellation of such unrated leases will be monitored on an ongoing basis. Certificates of participation, which merely represent an interest in municipal leases or installment contracts, involve the same risks as the underlying municipal leases. Certificates of participation also entail a risk of default or bankruptcy, both of the issuer of the municipal lease and also the municipal agency issuing the certificate of participation. Certain municipal lease obligations and certificates of participation may be deemed to be illiquid for purposes of the Fund's limitation on investments in illiquid securities.

         Geographical and Sector Risk The Fund may invest 25% or more of the value of its total assets in municipal securities of issuers located in the same state or territory or in the same economic sector. The Fund will not invest more than 25% of its total assets in issuers in a single industry or municipal securities backed by assets and revenues of similar projects. Governmental issuers of municipal securities are not considered part of any "industry." The issuers of these municipal securities may be related in such a way that an economic, business or political development or change affecting one municipal security would also affect other municipal securities held by the Fund. Within the Fund's portfolio of municipal securities, the Fund may invest all of its assets in municipal securities the interest on which is paid solely from revenues from the same economic sector. The Investment Adviser anticipates that the Fund's investments in revenue obligations will emphasize municipal securities backed by revenue from essential services, such as hospitals and healthcare, power generation, transportation, education and housing. Subject to the availability of suitable investment opportunities, the Investment Adviser will attempt to diversify the Fund's investments to seek to minimize the portfolio's sensitivity to credit and other risks associated with a particular issuer, industry or sector, or to the impact of a single economic, political or regulatory occurrence. The Fund is not required to diversify its holdings in municipal securities among a fixed number of states or economic sectors, and, consequently, the Fund's portfolio may be adversely affected by developments in a single state, region or economic sector. Concentration of the Fund's investments in one or a limited number of states or economic sectors will subject the Fund, to a greater extent than if such investments were not so concentrated, to the risks of adverse economic, business or political developments affecting the particular state, economic sector or other area of concentration. The Fund has no current intention to invest more than 25% of the value of its total assets in municipal securities of issuers located in a single state but may do so in the future. To the extent that the Fund invests more than 25% of its assets in municipal securities of issuers in a single state, the Fund will be exposed to a greater degree to risks associated with that specific state, including budget and fiscal issues, changes in the degree of financial support from the state to local governments, political disputes that delay appropriations or otherwise adversely affect municipal securities and the general economic activity in such state, which may adversely affect tax receipts and other municipal revenue. The Fund will not send a notice to shareholders if 25% or more of the Fund's assets are represented by municipal issuers in a single state. However, the Fund's annual and semi-annual financial statements will disclose the percentage of the Fund's assets invested in each state and the Fund will issue a press release in the event that more than 25% of the value of the Fund's total assets are invested in municipal securities of issuers located in a single state, identifying the state and including appropriate risk disclosure as to such state. To the extent that the Fund focuses its assets in the hospital and healthcare sector, the Fund will be subject to risks associated with such sector, including adverse government regulation and reduction in reimbursement rates, as well as government approval of products and services and intense competition. Issuers in the power generation sector can be significantly affected by government regulation, financing difficulties, supply and demand of services or fuel and natural resource conservation. The transportation sector, including airports, airlines, ports and other transportation facilities, can be significantly affected by changes in the economy, fuel prices, labor relations, insurance costs and government regulation.

         The Fund may invest in municipal securities that are collateralized by the proceeds from class action or other litigation against the tobacco industry. Payment by tobacco industry participants of such proceeds is spread over several years, and the collection and distribution of such proceeds to the issuers of municipal securities is dependent upon the financial health of such tobacco industry participants, which cannot be assured. Additional litigation, government regulation or prohibition on the sales of tobacco products, or the seeking of protection under the bankruptcy laws, could adversely affect the tobacco industry, which, in turn, could have an adverse affect on tobacco-related municipal securities. Under normal market conditions, the Fund intends to limit its investment in tobacco settlement bonds to approximately 10% of the Fund's total assets.

         Interest Rate and Hedging Transactions Risk. The Fund may engage in various strategic transactions to seek to hedge its portfolio against adverse effects from movements in interest rates and in the securities markets generally. These transactions include the use of derivatives, such as exchange-traded financial futures and option contracts, options on futures contracts or over-the-counter dealer transactions in caps, swap agreements or swaptions. Such transactions subject the Fund to the risk that, if the Investment Adviser incorrectly forecasts market values, interest rates or other applicable factors, the Fund's performance could suffer. Certain of these transactions may provide investment leverage to the Fund's portfolio and result in risks of leverage to the holders of the Fund. The Fund is not required to use derivatives or other strategic transactions and may not do so. Income earned by the Fund from many hedging activities will be treated as capital gain (and often short-term capital gain) and, if not offset by net realized capital loss, will be distributed to shareholders in taxable distributions. There can be no assurance that the Fund's strategic transactions will be effective.

         Derivatives Risk. The use by the Fund of futures contracts, options on futures contracts and other derivative instruments such as swaps and caps to seek to hedge interest rate risks involves special considerations and risks, as described below.

         o Successful use of hedging transactions depends upon the Fund's ability to correctly predict the direction of changes in interest rates. There can be no assurance that any particular hedging strategy will succeed.

         o There might be imperfect correlation, or even no correlation, between the price movements of a derivatives contract and the movements of the interest rates being hedged. Such a lack of correlation might occur due to factors unrelated to the interest rates being hedged, such as market liquidity and speculative or other pressures on the markets in which the hedging instrument is traded.

         o Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable movements in the interest rates being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable movements in the hedged interest rates.

         o There is no assurance that a liquid secondary market will exist for any particular derivatives contract at any particular time. If the Fund were unable to liquidate or offset a derivatives position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position.

         o There is no assurance that the Fund will use hedging transactions. For example, if the Investment Adviser believes that the cost of hedging will exceed the potential benefit to the Fund, the Fund will not enter into such transaction.

         Value Investing Risk. The Fund focuses investments in the Equity and Income Securities Portfolio on dividend-paying common and preferred stocks that the Investment Sub-Adviser believes are undervalued or inexpensive relative to other investments. These types of securities may present risks in addition to the general risks associated with investing in common and preferred stocks. These securities generally are selected on the basis of an issuer's fundamentals relative to current market price. Such securities are subject to the risk of misestimation of certain fundamental factors. In addition, during certain time periods market dynamics may favor "growth" stocks of issuers that do not display strong fundamentals relative to market price based upon positive price momentum and other factors. Disciplined adherence to a "value" investment mandate during such periods can result in significant under performance relative to overall market indices and other managed investment vehicles that pursue growth style investments and/or flexible equity style mandates.

         Common Stock Risk. The common stocks and other equity securities in which the Fund invests may experience substantial volatility in their market value. Although common stocks typically provide higher returns than debt securities, they are also more susceptible to adverse changes in market value due to issuer-specific events, such as unfavorable earnings reports, negative press releases and market-related news. The market values of common stocks are also sensitive to changes in investor perceptions as well as general movements in the equities markets. Common stock holders are also subordinate to debt holders and other senior security holders in an issuer's capital structure, and a common stock may not have any value in the event the issuer declares bankruptcy or is subject to the claims of creditors if the value of the issuer's assets does not exceed the issuer's liabilities. Common stock prices may be sensitive to rising interest rates, as the costs of capital or borrowing increase. Common stocks are also subject to the general risks of the issuer's industry, sector, geographic region and market capitalization.

         Special Risks Related to the Fund's Investment in Preferred Securities. There are special risks associated with the Fund's investments in preferred securities:

         o Limited Voting Rights. Generally, holders of preferred securities have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer's board. Generally, once the issuer pays all the arrearages, the preferred security holders no longer have voting rights.

         o Special Redemption Rights. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in federal income tax or securities laws. As with call provisions, a special redemption by the issuer may negatively impact the return of the security held by the Fund.

         o Deferral. Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for federal income tax purposes although it has not yet received such income in cash.

         o Subordination. Preferred securities are subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments and therefore will be subject to greater credit risk than those debt instruments.

         o Liquidity. Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. government securities.

         Convertible Securities Risk. The preferred securities and debt securities in which the Equity and Income Securities Portfolio invests may be convertible into the issuer's or a related party's common shares. Convertible securities generally offer lower dividend yields or interest rates than non-convertible securities of similar quality. The market values of convertible securities tend to decline as interest rates increase, and conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not decline in price to the same extent as the underlying common stock.

         Foreign Securities Risk. Although the Fund will limit its investment in securities of foreign issuers to U.S. dollar denominated ADRs, the Fund's investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks may include:

         o Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure, accounting standards or regulatory practices.

         o Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, the Investment Sub-Adviser may not be able to sell the Fund's portfolio securities at times, in amounts and at prices it considers reasonable.

         o The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession.

         o Withholdings and other non-U.S. taxes may decrease the Fund's return.

         There may be less publicly available information about non-U.S. markets and issuers than is available with respect to U.S. securities and issuers. Non-U.S. companies generally are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The trading markets for most non-U.S. securities are generally less liquid and subject to greater price volatility than the markets for comparable securities in the U.S. Even the markets for relatively widely traded securities in certain non-U.S. markets may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the U.S. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity.

         Economies and social and political climates in individual countries may differ unfavorably from the U.S. Non-U.S. economies may have less favorable rates of growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many countries have experienced substantial, and in some cases extremely high, rates of inflation for many years.

         Small- and Medium-Sized Companies Risk. The Fund may invest in companies of any size, including small- and medium-sized companies. The securities of small- or medium-sized companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger-sized companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospectus than are larger-sized, more established companies.

         Illiquid Investments Risk. Illiquid securities may be difficult to dispose of at a fair price at the times when the Investment Adviser believes it is desirable to do so. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of illiquid securities. Illiquid securities are also more difficult to value and judgment may play a greater role in the valuation process. Investment of the Fund's assets in illiquid securities may restrict the Fund's ability to take advantage of market opportunities. The risks associated with illiquid securities may be particularly acute in situations in which the Fund's operations require cash and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid securities. The Investment Adviser anticipates that its research efforts and investment approach will result in a significant portion of the Fund's assets being invested in thinly traded securities, including both illiquid securities and liquid securities as to which the trading market is less active than comparable issues.

         Current Developments Risk. As a result of the terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001, some of the U.S. securities markets were closed for a four-day period. These terrorist attacks, the war in Iraq and its aftermath and other geopolitical events have led to, and may in the future lead to, increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. Similar events in the future or other disruptions of financial markets could affect interest rates, securities exchanges, auctions, secondary trading, rating, credit risk, inflation and other factor relating to the APS.

                             MANAGEMENT OF THE FUND

General

         The Fund's Board of Trustees (who, with its officers, are described in the Statement of Additional Information) has overall responsibility for the management of the Fund. The Board of Trustees decides upon matters of general policy and reviews the actions of the Investment Adviser, the Investment Sub-Adviser and other service providers of the Funds.

The Investment Adviser

         Claymore Advisors, LLC, a wholly-owned subsidiary of Claymore Group, Inc., serves as the Investment Adviser of the Fund pursuant to an investment advisory agreement with the Fund (the "Investment Advisory Agreement"). Subject to the general supervision of the Fund's Board of Trustees, the Investment Adviser is responsible for managing, either directly or through others selected by it, the investment activities of the Fund and the Fund's business affairs and other administrative matters. Pursuant to the Investment Advisory Agreement, the Investment Adviser furnishes offices, necessary facilities and equipment, provides administrative services to the Fund, provides personnel, including certain officers required for its administrative management and pays the compensation of all officers and trustees of the Fund who are its affiliates. Claymore Advisors, LLC acts as investment adviser to two other recently organized closed-end investment companies. Claymore Securities, Inc., an affiliate of the Investment Adviser, acts as servicing agent to various investment companies and specializes in the creation, development and distribution of investment solutions for advisers and their valued clients. The principal offices of Claymore Advisors, LLC are located at 210 N. Hale Street, Wheaton, Illinois.

         The Investment Adviser is also responsible for the day-to-day portfolio management of the portion of the Fund's assets allocated to the Municipal Securities Portfolio and overseeing the activities of the Fund's Investment Sub-Adviser, which is responsible for the day-to-day portfolio management of the portion of the Fund's assets allocated to the Equity and Income Securities Portfolio.

         Vincent Giordano, Senior Managing Director of Municipal Investment Management for Claymore Advisors, LLC and his team manage the Fund's Municipal Securities Portfolio. Mr. Giordano's investment management experience dates back to the 1970's, and he currently leads the Investment Adviser's municipal bond investment management team. He previously served as Senior Vice President and Portfolio Manager of the tax-exempt department with Merrill Lynch Asset Management/Merrill Lynch Investment Managers.

         As compensation for its services, the Fund pays the Investment Adviser a fee, payable monthly, at an annual rate equal to .70% of the Fund's average daily total assets (including the assets attributable to the proceeds from Financial Leverage) minus liabilities (other than liabilities related to any Financial Leverage) (the "Managed Assets"). The liquidation preference of the APS is not a liability. Under the terms of the investment sub-advisory agreement between the Investment Adviser and the Investment Sub-Adviser, the Investment Adviser pays to the Investment Sub-Adviser monthly a fee at the annual rate of ..42% of the Fund's average daily Managed Assets attributable to the Equity and Income Securities Portfolio.

The Investment Sub-Adviser

         The Investment Adviser has retained Thompson, Siegel & Walmsley, Inc. to act as the investment sub-adviser for the portion of the Fund's assets allocated to Equity and Income Securities Portfolio. TS&W, organized as an investment adviser since 1970 and located in Richmond, Virginia, provides investment management services to corporations, pension and profit-sharing plans, 401(k) and thrift plans, trusts, estates and other institutions and individuals. The Investment Adviser (and not the Fund) will pay a portion of the fees it receives to the Investment Sub-Adviser in return for its services. As of December 31, 2003, TS&W managed approximately $4.5 billion in total assets. TS&W is wholly owned by Old Mutual (US) Holdings Inc. The principal offices of TS&W are located at 5000 Monument Avenue, Richmond, Virginia.

         The Equity and Income Securities Portfolio will be managed jointly by a senior investment policy committee of the Sub-Adviser and a portfolio manager, Paul A. Ferwerda. Mr. Ferwerda, CFA, a Senior Vice President and Portfolio Manager, has 17 years of experience with the Sub-Adviser, and has 22 years of equity investment management experience.

Old Mutual

         Old Mutual (US) Holdings Inc. is a wholly-owned subsidiary of Old Mutual plc, a London-based, multi-national financial services firm. As of December 31, 2003, Old Mutual plc and its affiliates had an aggregate of over $230 billion of assets under management. Old Mutual plc is among the top 50 global financial services firms, based on assets under management.

Advisory Agreement

         Pursuant to the Investment Advisory Agreement, in addition to the fees of the Investment Adviser described above, the Fund pays all other costs and expenses of its operations, including compensation of its Trustees (other than those affiliated with the Investment Adviser or the Sub-Adviser), custodial expenses, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of issuing any Preferred Shares, expenses of preparing, printing and distributing prospectuses, stockholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

                              DESCRIPTION OF APS

         The following is a general description of the terms of the APS. This description does not purport to be complete and is subject to and qualified in its entirety by reference to the Fund's Declaration of Trust and Statement, including the provisions thereof establishing the APS. The Fund's Declaration of Trust has been filed as exhibits to the Registration Statement of which this prospectus is a part. The Statement (creating the APS) may be found in Appendix B to the Fund's Statement of Additional Information.

General

         The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest with preference rights, including APS, having a par value of $.01 per share, in one or more series, with rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the shareholders. The Fund's Statement currently authorizes the number of shares of APS of each series set forth above in "The Fund." The APS will have a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared). See "Description of the APS--Liquidation Rights."

         The APS of each series will rank on parity with shares of any other series of APS and with shares of other series of Preferred Shares of the Fund, as to the payment of dividends and the distribution of assets upon liquidation. Each share of APS has one vote and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable, except that the Board of Trustees shall have the power to cause shareholders to pay expenses of the Fund by setting off charges due from shareholders from declared but unpaid dividends or distributions owed the shareholders and/or by reducing the number of shares owned by each respective shareholder. The APS will not be convertible into Common Shares or other shares of beneficial interest of the Fund, and the holders thereof will have no preemptive or cumulative voting rights.

Dividends and Rate Periods

         General. After the Initial Rate Period, each Subsequent Rate Period for the APS will generally consist of seven days (a "7-Day Rate Period") in the cases of Series M and twenty-eight days (a "28-Day Rate Period") in the cases of Series T; provided, however, that prior to any Auction, the Fund may elect, subject to certain limitations described herein, upon giving notice to holders thereof, a Special Rate Period as discussed below. The holders of the Fund's APS will be entitled to receive, when, as and if declared by that Fund's Board of Trustees, cumulative cash dividends on their APS out of funds legally available therefor, at the applicable rate determined as set forth below under "Determination of Dividend Rate," payable on the dates set forth below. Dividends on the APS of the Fund so declared and payable shall be paid in preference to and in priority over any dividends declared and payable on the Fund's Common Shares.

         Dividends on the APS will accumulate from the date on which the Fund originally issues the APS (the "Date of Original Issue") and will be payable on the APS on the dates described below. Dividends on the APS with respect to the Initial Rate Period shall be payable on the applicable Initial Dividend Payment Date. Following the Initial Dividend Payment Date, dividends on the APS will generally be payable either (i) with respect to any 7-Day Rate Period, 28-Day Rate Period and any Special Rate Period of twenty-eight or fewer days, on the day next succeeding the last day thereof or (ii) with respect to any Special Rate Period of more than twenty-eight days, monthly on the first Business Day of each calendar month and on the day next succeeding the last day thereof (each such date referred to in clause (i) or (ii) being referred to herein as a "Normal Dividend Payment Date"), except that if such Normal Dividend Payment Date is not a Business Day, the Dividend Payment Date shall be the first Business Day next succeeding such Normal Dividend Payment Date.

         If, however, a Dividend Payment Date is not a Business Day because the New York Stock Exchange is closed for business for more than three consecutive business days due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communication services, or the dividend payable on such date can not be paid for any such reason, then:

         o the Dividend Payment Date for the affected Rate Period will be the next Business Day on which the Fund and its paying agent, if any, are able to cause the dividend to be paid using their reasonable best efforts;

         o the affected Rate Period will end on the day it would have ended had such event not occurred and the Dividend Payment Date had remained the scheduled date; and

         o the next Rate Period will begin and end on the days on which it would have begun and ended had such event not occurred and the Dividend Payment remained the scheduled date.

         Although any particular Dividend Payment Date may not occur on the originally scheduled date because of the exceptions discussed above, the next succeeding Dividend Payment Date, subject to such exceptions, will occur on the next Business Day following originally scheduled date. If for any reason a Dividend Payment Date cannot be fixed as described above, then the Board of Trustees shall fix the Dividend Payment Date. The Board of Trustees, by resolution prior to authorization of a dividend, may change a Dividend Payment Date if such change does not adversely affect the contract rights of the holders of APS set forth in the Statement. The Initial Rate Period, 7-Day Rate Period, 28-Day Rate Period and Special Rate Period are hereinafter sometimes referred to as "Rate Period." Each Dividend Payment Date determined as provided above is hereinafter referred to as a "Dividend Payment Date."

         Prior to each dividend payment date, the Fund is required to deposit with the Auction Agent sufficient funds for the payment of dividends. The failure to make such deposit will not result in the cancellation of any Auction. The Fund does not intend to establish any reserves for the payment of dividends.

         Each dividend will be paid to the record holder of the APS, which holder is expected to be the nominee of the Securities Depository. See "The Auctions--General--Securities Depository." The Securities Depository will credit the accounts of the Agent Members of the Existing Holders in accordance with the Securities Depository's normal procedures which provide for payment in same-day funds. The Agent Member of an Existing Holder will be responsible for holding or disbursing such payments on the applicable Dividend Payment Date to such Existing Holder in accordance with the instructions of such Existing Holder. Dividends in arrears for any past Rate Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the nominee of the Securities Depository. Any dividend payment made on the APS first shall be credited against the earliest declared but unpaid dividends accumulated with respect to such shares.

         Holders of the APS will not be entitled to any dividends, whether payable in cash, property or stock, in excess of full cumulative dividends except as described under ["Additional Dividends" and] "Non-payment period; late charge" below. No interest will be payable in respect of any dividend payment or payments on the APS which may be in arrears.

         The amount of cash dividends per share of APS payable (if declared) on each Dividend Payment Date shall be computed by multiplying the Applicable Rate for such Rate Period by a fraction, the numerator of which will be the number of days in such Rate Period or part thereof that such share was outstanding and for which dividends are payable on such Dividend Payment Date and the denominator of which will be 360, multiplying the amount so obtained by $25,000, and rounding the amount so obtained to the nearest cent.

         Notification of Rate Period. The Fund, at its sole option and to the extent permitted by law, by telephonic and written notice (a "Request for Special Rate Period") to the Auction Agent and to each Broker-Dealer, may request that the next succeeding Rate Period for the APS will be a number of days (other than the seven in the cases of Series [M] and twenty-eight in the cases of Series [T]), evenly divisible by seven, and not fewer than seven nor more than 364 in the case of a Short-Term Rate Period or one whole year or more but not greater than five years in the case of a Long-Term Rate Period, specified in such notice, provided that the Fund may not give a Request for Special Rate Period of greater than 28 days (and any such request shall be null and void) unless, for any Auction occurring after the initial Auction, Sufficient Clearing Bids shall have existed in the last occurring Auction and unless full cumulative dividends, any amounts due with respect to redemptions [and any Additional Dividends] prior to such date have been paid in full. Such Request for Special Rate Period, in the case of a Short-Term Rate Period, shall be given on or prior to the second Business Day but not more than seven Business Days prior to an Auction Date for the APS and, in the case of a Long-Term Rate Period, shall be given on or prior to the second Business Day but not more than 28 days prior to an Auction Date for the APS. Upon receiving such Request for Special Rate Period, the Broker-Dealers jointly shall determine whether it is advisable that the Fund issue a Notice of Special Rate Period as contemplated by such Request for Special Rate Period and shall determine the Optional Redemption Price of the APS during such Special Rate Period and the Specific Redemption Provisions and shall give the Fund and the Auction Agent written notice (a "Response") of such determination by no later than the second Business Day prior to such Auction Date.

         If the Broker-Dealers shall not give the Fund and the Auction Agent a Response by such second Business Day or if the Response states that it is not advisable that the Fund give a Notice of Special Rate Period for the APS, the Fund may not give a Notice of Special Rate Period in respect of such Request for Special Rate Period. In the event the Response indicates that it is advisable that the Fund give a Notice of Special Rate Period for the APS, the Fund, by no later than the second Business Day prior to such Auction Date, may give a notice (a "Notice of Special Rate Period") to the Auction Agent, the Securities Depository and each Broker-Dealer, which notice will specify (i) the duration of the Special Rate Period, (ii) the Optional Redemption Price as specified in the related Response, (iii) the Specific Redemption Provisions, if any, as specified in the related Response and (iv) the Maximum Applicable Rate for such Special Rate Period. The Fund also shall provide a copy of such Notice of Special Rate Period to [ ] and [ ]. The Fund shall not give a Notice of Special Rate Period, and, if such Notice of Special Rate Period shall have been given already, shall give telephonic and written notice of its revocation (a "Notice of Revocation") to the Auction Agent, each Broker-Dealer, and the Securities Depository on or prior to the Business Day prior to the relevant Auction Date if (a) either the 1940 Act APS Asset Coverage is not satisfied or the Fund shall fail to maintain [ ] Eligible Assets or [ ] Eligible Assets with an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount, on each of the two Valuation Dates immediately preceding the Business Day prior to the relevant Auction Date on an actual basis and on a pro forma basis giving effect to the proposed Special Rate Period (using as a pro forma dividend rate with respect to such Special Rate Period the dividend rate which the Broker-Dealers shall advise the Fund is an approximately equal rate for securities similar to the APS with an equal dividend period), (b) sufficient funds for the payment of dividends payable on the immediately succeeding Dividend Payment Date have not been irrevocably deposited with the Auction Agent by the close of business on the third Business Day preceding the related Auction Date or (c) the Broker-Dealers jointly advise the Fund that, after consideration of the factors listed above, they have concluded that it is advisable to give a Notice of Revocation. The Fund also shall provide a copy of such Notice of Revocation to [ ] and [ ]. If the Fund is prohibited from giving a Notice of Special Rate Period as a result of the factors enumerated in clause (a), (b) or (c) above or if the Fund gives a Notice of Revocation with respect to a Notice of Special Rate Period, the next succeeding Rate Period for that series will be a 7-Day Rate Period in the cases of Series [M ] or a 28-Day Rate Period in the cases of Series [T]. In addition, in the event Sufficient Clearing Bids are not made in any Auction, including an Auction held on the Auction Date immediately preceding the first day of such proposed Special Rate Period, or an Auction is not held for any reason, the next succeeding Rate Period will be a 7-Day Rate Period in the cases of Series [M] or a 28-Day Rate Period in the cases of Series [T] , and the Fund may not again give a Notice of Special Rate Period (and any such attempted notice shall be null and void) until Sufficient Clearing Bids have been made in an Auction with respect to a 7-Day Rate Period in the cases of Series [M] or a 28-Day Rate Period in the cases of Series [T].

         Determination of Dividend Rate. The dividend rate on the APS during the period from and including the Date of Original Issue for the APS to but excluding the Initial Dividend Payment Date for the APS (the "Initial Rate Period") will be the rate per annum set forth on the inside cover page hereof. Commencing on the Initial Dividend Payment Date for the APS, the Applicable Rate on the APS for each Subsequent Rate Period, which Subsequent Rate Period shall be a period commencing on and including a Dividend Payment Date and ending on and including the calendar day prior to the next Dividend Payment Date (or last Dividend Payment Date in a Rate Period if there is more than one Dividend Payment Date), shall be equal to the rate per annum that results from the Auction with respect to such Subsequent Rate Period. The Initial Rate Period and Subsequent Rate Period for the APS is referred to herein as a "Rate Period."

         The dividend that results from an Auction will not exceed the Maximum Applicable Rate described below.

         The "Maximum Applicable Rate" for any standard Rate Period will be (as set forth in the table below) the greater of (A) the Applicable Percentage of the Reference Rate or (B) the Applicable Spread (as set forth below) plus the Reference Rate. The Reference Rate is the applicable LIBOR Rate (for a Rate Period or a Special Rate Period of fewer than 365 days), or the applicable Treasury Index Rate (for a special Rate Period of 365 days or more). In the case of a Special Rate Period, the Maximum Applicable Rate will be specified by the Fund in the notice of the Special Rate Period for such Rate Period. The Applicable Percentage and the Applicable Spread will be determined based on the lower of the credit rating or ratings assigned to the APS by [ ] and [ ]. If [ ] and [ ] or both do not make such rating available, the rate will be determined by reference to equivalent ratings issued by a Substitute Rating Agency. [The Applicable Percentage will also depend on whether the Fund has provided notification to the Auction Agent prior to the Auction establishing the Applicable Rate for a dividend that net capital gains or other taxable income will be included in such dividend on the APS.


                                                          Applicable Percentage
            [ ]                         [ ]                Of Reference Rate          Applicable Spread
---------------------------------------------------------------------------------------------------------

             Aaa                         AAA                      125%                     125 bps
          Aa3 to Aa1                 AA- to AA+                   150%                     150 bps
           A3 to A1                   A- to A+                    200%                     200 bps
         Baa3 to Baa1               BBB- to BBB+                  250%                     250 bps
        Ba1 and below               BB+ and below                 300%                     300 bps


         Assuming the Fund maintains an Aaa/AAA rating on the APS, the practical effect of the different methods used to calculate the Maximum Applicable Rate is shown in the table below.


                                    Maximum Applicable           Maximum Applicable         Method Used to
                                         Rate                         Rate                    Determine
                                   Using the Applicable         Using the Applicable         the Maximum
           Reference Rate             Percentage                       Spread               Applicable Rate
-------------------------------------------------------------------------------------------------------------

              1%                           1.25%                        2.25%                       Spread
              2%                           2.50%                        3.25%                       Spread
              3%                           3.75%                        4.25%                       Spread
              4%                           5.00%                        5.25%                       Spread
              5%                           6.25%                        6.25%                       Either
              6%                           7.50%                        7.25%                     Percentage


         The Applicable Percentage and the Applicable Spread as so determined shall be further subject to upward, but not downward, adjustment in the discretion of the Board of Trustees after consultation with the Broker-Dealers, provided that immediately following any such increase the Fund would be in compliance with the Preferred Shares Basic Maintenance Amount. The Fund shall take all reasonable action necessary to enable either [ ] or [ ] to provide a rating for each series of APS. If neither [ ] nor [ ] shall make such a rating available, the Fund shall select another rating agency to act as a Substitute Rating Agency.

         Prior to each Dividend Payment Date, the Fund is required to deposit with the Auction Agent sufficient funds for the payment of dividends. The failure to make such deposit will not result in the cancellation of any Auction. The Fund does not intend to establish any reserves for the payment of dividends. Cash dividends shall be calculated as set forth above under "--Dividends and Rate Periods--General."

         Non-Payment Period; Late Charge. A Non-Payment Period will commence if the Fund fails to (i) declare, prior to the close of business on the second Business Day preceding any Dividend Payment Date, for payment on or (to the extent permitted as described below) within three Business Days after such Dividend Payment Date to the persons who held such shares as of 12:00 noon, New York City time, on the Business Day preceding such Dividend Payment Date, the full amount of any dividend on the APS payable on such Dividend Payment Date or (ii) deposit, irrevocably in trust, in same-day funds, with the Auction Agent by 12:00 noon, New York City time, (A) on such Dividend Payment Date the full amount of any cash dividend on such shares (if declared) payable on such Dividend Payment Date or (B) on any redemption date for the APS called for redemption, the Mandatory Redemption Price per share of such APS or, in the case of an optional redemption, the Optional Redemption Price per share. Such Non-Payment Period will consist of the period commencing on and including the aforementioned Dividend Payment Date or redemption date, as the case may be, and ending on and including the Business Day on which, by 12:00 noon, New York City time, all unpaid cash dividends and unpaid redemption prices shall have been so deposited or otherwise shall have been made available to the applicable holders in same-day funds, provided that a Non-Payment Period for the APS will not end unless the Fund shall have given at least five days' but no more than 30 days' written notice of such deposit or availability to the Auction Agent, the Securities Depository and all holders of the APS of such series. Notwithstanding the foregoing, the failure by the Fund to deposit funds as provided for by clauses (ii) (A) or (ii) (B) above within three Business Days after any Dividend Payment Date or redemption date, as the case may be, in each case to the extent contemplated below, shall not constitute a "Non-Payment Period." The Applicable Rate for each Rate Period for the APS of any series, commencing during a Non-Payment Period, will be equal to the Non-Payment Period Rate; and each Rate Period commencing after the first day of, and during, a Non-Payment Period shall be a 7-Day Rate Period in the cases of Series [M] or 28-Day Rate Period in the cases of Series [T]. Any dividend on the APS due on any Dividend Payment Date for such shares (if, prior to the close of business on the second Business Day preceding such Dividend Payment Date, the Fund has declared such dividend payable on such Dividend Payment Date to the persons who held such shares as of 12:00 noon, New York City time, on the Business Day preceding such Dividend Payment Date) or redemption price with respect to such shares not paid to such persons when due may be paid to such persons in the same form of funds by 12:00 noon, New York City time, on any of the first three Business Days after such Dividend Payment Date or due date, as the case may be, provided that such amount is accompanied by a late charge calculated for such period of non-payment at the Non-Payment Period Rate applied to the amount of such non-payment based on the actual number of days comprising such period divided by 360. In the case of a willful failure of the Fund to pay a dividend on a Dividend Payment Date or to redeem any APS on the date set for such redemption, the preceding sentence shall not apply and the Applicable Rate for the Rate Period commencing during the Non-Payment Period resulting from such failure shall be the Non-Payment Period Rate. For the purposes of the foregoing, payment to a person in same-day funds on any Business Day at any time will be considered equivalent to payment to that person in New York Clearing House (next-day) funds at the same time on the preceding Business Day, and any payment made after 12:00 noon, New York City time, on any Business Day shall be considered to have been made instead in the same form of funds and to the same person before 12:00 noon, New York City time, on the next Business Day.

         The Non-Payment Period Rate initially will be [___]% of the applicable Reference Rate, [(or []% of such rate if the Fund has provided notification to the Auction Agent prior to the Auction establishing the Applicable Rate for any dividend that net capital gains or other taxable income will be included in such dividend on the APS)] provided that the Board of Trustees of the Fund shall have the authority to adjust, modify, alter or change from time to time the initial Non-Payment Period Rate if the Board of Trustees of the Fund determines and [ ] and [ ] (or any Substitute Rating Agency in lieu of [ ] and [ ] in the event such party shall not rate the APS) advises the Fund in writing that such adjustment, modification, alteration or change will not adversely affect its then-current rating on the APS.

         Restrictions on Dividends and Other Payments. Under the 1940 Act, the Fund may not declare dividends or make other distributions on Common Shares or purchase any such shares if, at the time of the declaration, distribution or purchase, as applicable (and after giving effect thereto), asset coverage (as defined in the 1940 Act) with respect to the outstanding APS would be less than 200% (or such other percentage as in the future may be required by law). Under the Code, the Fund must, among other things, distribute each year at least 90% of the sum of its investment company taxable income and certain other income in order to maintain its qualification for tax treatment as a regulated investment company. The foregoing limitations on dividends, other distributions and purchases in certain circumstances may impair the Fund's ability to maintain such qualification. See "Taxation."

         Upon any failure to pay dividends on the APS for two years or more, the holders of the APS will acquire certain additional voting rights. See "-Rating Agency Guidelines and Asset Coverage-Voting Rights" below.

         For so long as any APS are outstanding, the Fund will not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, Common Shares or other shares of beneficial interest of the Fund, if any, ranking junior to the APS as to dividends or upon liquidation) in respect of Common Shares or any other shares of the Fund ranking junior to or on a parity with the APS as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Fund ranking junior to APS as to dividends and upon liquidation) or any such parity shares (except by conversion into or exchange for shares of beneficial interest of the Fund ranking junior to or on a parity with APS as to dividends and upon liquidation), unless (A) immediately after such transaction, the Fund would have [ ] Eligible Assets and [ ] Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount, and the 1940 Act APS Asset Coverage (see "Rating agency guidelines and asset coverage" and "Redemption" below) would be satisfied, (B) full cumulative dividends on the APS due on or prior to the date of the transaction have been declared and paid or shall have been declared and sufficient funds for the payment thereof deposited with the Auction Agent, [(C) any Additional Dividends required to be paid on or before the date of such declaration or payment have been made] and (D) the Fund has redeemed the full number of APS required to be redeemed by any provision for mandatory redemption contained in the Statement.

         [Additional Dividends. If the Fund retroactively allocates any net capital gains or other taxable income to the APS without having given advance notice thereof to the Auction Agent as described below under "The Auctions--Auction Procedures--Auction Date; Advance notice of allocation of taxable income; Inclusion of taxable income in Dividends" solely by reason of the fact that such an allocation results from (i) the redemption of all or a portion of the outstanding APS, (ii) the liquidation of the Fund or (iii) a debt obligation believed to be a municipal obligation proving to be an obligation subject to federal income tax (the amount of any of such allocations referred to herein as a "Retroactive Taxable Allocation"), the Fund, within 90 days (and generally within 60 days) after the end of the Fund's fiscal year for which such Retroactive Taxable Allocation is made, will provide notice thereof to the Auction Agent and to each holder of APS (initially Cede & Co. as nominee of the Securities Depository) during such fiscal year at such holder's address as the same appears or last appeared on the stock books of the Fund. The Fund, within 30 days after such notice is given to the Auction Agent, will pay to the Auction Agent (who then will distribute to such holders of the APS), out of funds legally available therefor, an amount equal to the aggregate Additional Dividend (as defined below) with respect to all Retroactive Taxable Allocations made to such holders during the fiscal year in question. See "Taxes." An "Additional Dividend" means a payment to a present or former holder of the APS of an amount that would cause (i) the dollar amount of such holder's dividends received on the APS with respect to the fiscal year in question (including the Additional Dividend) less the federal income tax attributable to the aggregate of (x) the Retroactive Taxable Allocations made to such holder with respect to the fiscal year in question and (y) the Additional Dividend (to the extent taxable) to equal (ii) the dollar amount of such holder's dividends received on the APS with respect to the fiscal year in question (excluding the Additional Dividend) if there had been no Retroactive Taxable Allocations. An Additional Dividend shall be calculated (i) without consideration being given to the time value of money; (ii) assuming that none of the dividends received from the Fund is a tax preference item for purposes of the alternative minimum tax; and (iii) assuming that each Retroactive Taxable Allocation would be taxable in the hands of each holder of shares of APS at the greater of: (x) the maximum marginal combined regular Federal and state income tax rate applicable to ordinary income or capital gains depending on the taxable character of the distribution (including any surtax); or (y) the maximum marginal regular Federal corporate income tax rate applicable to ordinary income or capital gains depending on the taxable character of the distribution (disregarding in both (x) and (y) the effect of any state or local taxes and the phase out of, or provision limiting, personal exemptions, itemized deductions, or the benefit of lower tax brackets). Although the Fund generally intends to designate any Additional Dividend as an "exempt-interest" dividend to the extent permitted by applicable law, it is possible that all or a portion of any Additional Dividend will be taxable to the recipient thereof. See "Taxes--Tax Treatment of Additional Dividends." The Fund will not pay a further Additional Dividend with respect to any taxable portion of an Additional Dividend. If the Fund does not give advance notice of the amount of taxable income to be included in a dividend on the APS in the related Auction, as described below under "The Auctions--Auction procedures--Auction Date; Advance Notice of Allocation of Taxable Income; Inclusion of Taxable Income in Dividends," the Fund may include such taxable income in a dividend on the APS if it increases the dividend by an additional amount calculated as if such income were a Retroactive Taxable Allocation and the additional amount were an Additional Dividend and notifies the Auction Agent of such inclusion at least five days prior to the applicable Dividend Payment Date.]

Redemption

         Mandatory Redemption. The Fund will be required to redeem, out of funds legally available therefor, at the Mandatory Redemption Price per share, the APS to the extent permitted under the 1940 Act and Delaware law, on a date fixed by the Board of Trustees, if the Fund fails to maintain [ ] Eligible Assets or [ ] Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount or to satisfy the 1940 Act APS Asset Coverage and such failure is not cured on or before the Preferred Shares Basic Maintenance Cure Date or the 1940 Act Cure Date (herein collectively referred to as a "Cure Date"), as the case may be. "Mandatory Redemption Price" of APS means $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption. [In addition, holders of APS may be entitled to receive Additional Dividends in the event of redemption of such APS to the extent provided herein. See "Description of APS--Dividends and Dividend Periods--Additional Dividends."] Any such redemption will be limited to the lesser number of APS necessary to restore the Discounted Value or the 1940 Act APS Asset Coverage, as the case may be, or the maximum number that can be redeemed with funds legally available under the Declaration of Trust and applicable law.

         Optional Redemption. To the extent permitted under the 1940 Act and under Delaware law, upon giving a Notice of Redemption, as provided below, the Fund, at its option, may redeem the APS, in whole or in part, out of funds legally available therefor, at the Optional Redemption Price per share on any Dividend Payment Date; provided that no APS may be redeemed at the option of the Fund during (a) the Initial Rate Period with respect to the APS or (b) a Non-Call Period to which such share is subject. "Optional Redemption Price" means $25,000 per share of APS plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption [excluding Additional Dividends] plus any applicable redemption premium, if any, attributable to the designation of a Premium Call Period. [In addition, holders of APS may be entitled to receive Additional Dividends in the event of redemption of such APS to the extent provided herein.] See "Description of APS--Dividends and Dividend Periods--Additional Dividends." The Fund has the authority to redeem the APS for any reason and may redeem all or part of the outstanding APS if it anticipates that the Fund's leveraged capital structure will result in a lower rate of return to holders of Common Shares for any significant period of time than that obtainable if the Common Shares were unleveraged.

         Notwithstanding the provisions for redemption described above, no APS shall be subject to optional redemption (i) unless all dividends in arrears on all remaining outstanding APS, and all capital shares of the Fund ranking on a parity with the APS with respect to the payment of dividends or upon liquidation, have been or are being contemporaneously paid or declared and set aside for payment and (ii) if redemption thereof would result in the Fund's failure to maintain [ ] Eligible Assets and [ ] Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount; provided, however, that the foregoing shall not prevent the purchase or acquisition of all outstanding APS of such series pursuant to a successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, holders of all outstanding APS of such series.

Liquidation Rights

         Upon any liquidation, dissolution or winding up of the Fund, whether voluntary or involuntary, the holders of APS will be entitled to receive, out of the assets of the Fund available for distribution to shareholders, before any distribution or payment is made upon any Common Shares or any other shares of beneficial interest of the Fund ranking junior in right of payment upon liquidation of APS, $25,000 per share together with the amount of any dividends accumulated but unpaid (whether or not earned or declared) thereon to the date of distribution, and after such payment the holders of APS will be entitled to no other payment [except for Additional Dividends]. If such assets of the Fund shall be insufficient to make the full liquidation payment on outstanding APS and liquidation payments on any other outstanding class or series of Preferred Shares of the Fund ranking on a parity with the APS as to payment upon liquidation, then such assets will be distributed among the holders of APS and the holders of shares of such other class or series ratably in proportion to the respective preferential amounts to which they are entitled. After payment of the full amount of liquidation distribution to which they are entitled, the holders of APS will not be entitled to any further participation in any distribution of assets by the Fund [except for Additional Dividends]. A consolidation, merger or share exchange of the Fund with or into any other entity or entities or a sale, whether for cash, shares of stock, securities or properties, of all or substantially all or any part of the assets of the Fund shall not be deemed or construed to be a liquidation, dissolution or winding up of the Fund.

Rating Agency Guidelines and Asset Coverage

         The Fund will be required to satisfy two separate asset maintenance requirements under the terms of the Statement. These requirements are summarized below.

         1940 Act APS Asset Coverage. The Fund will be required under the Statement to maintain, with respect to the APS, as of the last Business Day of each month in which any APS are outstanding, asset coverage of at least 200% with respect to senior securities which are beneficial interests in the Fund, including the APS (or such other asset coverage as in the future may be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are beneficial interests of a closed-end investment company as a condition of paying dividends on its common shares) ("1940 Act APS Asset Coverage"). If the Fund fails to maintain 1940 Act APS Asset Coverage and such failure is not cured as of the last Business Day of the following month (the "1940 Act Cure Date"), the Fund will be required under certain circumstances to redeem certain of the APS. See "Redemption" below.

         The 1940 Act APS Asset Coverage immediately following the issuance of APS offered hereby (after giving effect to the deduction of the sales load and offering expenses for the APS) computed using the Fund's net assets as of [ ], 2004 and the APS had been issued as of such date will be as follows:



         Value of Fund assets less liabilities not constituting
                           senior securities
       -----------------------------------------------------------
                                                                   -  $         [ ]  =  [ ]%
       -----------------------------------------------------------    -------------
           Senior securities representing indebtedness plus           $         [ ]
                      liquidation value of APS



         Preferred Shares Basic Maintenance Amount. The Fund intends that, so long as APS are outstanding, the composition of its portfolio will reflect guidelines established by [ ] and [ ] in connection with the Fund's receipt of a rating for such shares on or prior to their Date of Original Issue of at least "AAA/Aaa" from [ ] and [ ]. [ ] and [ ], which are rating agencies, issue ratings for various securities reflecting the perceived creditworthiness of such securities. The guidelines described below have been developed by [ ] and [ ] in connection with issuances of asset-backed and similar securities, including debt obligations and variable rate preferred shares, generally on a case-by-case basis through discussions with the issuers of these securities. The guidelines are designed to ensure that assets underlying outstanding debt or preferred shares will be varied sufficiently and will be of sufficient quality and amount to justify investment grade ratings. The guidelines do not have the force of law but have been adopted by the Fund in order to satisfy current requirements necessary for [ ] and [ ] to issue the above-described ratings for APS, which ratings generally are relied upon by institutional investors in purchasing such securities. The guidelines provide a set of tests for portfolio composition and asset coverage that supplement (and in some cases are more restrictive than) the applicable requirements under the 1940 Act.

         The Fund intends to maintain a Discounted Value for its portfolio at least equal to the Preferred Shares Basic Maintenance Amount. Both [ ] and [ ] have established guidelines for determining Discounted Value. These guidelines define eligible portfolio assets ("[ ] Eligible Assets" and "[ ] Eligible Assets"). To the extent any particular portfolio holding does not satisfy these guidelines, all or a portion of such holding's value will not be included in the calculation of Discounted Value of the Fund's portfolio assets. The [ ] and [ ] guidelines do not impose any limitations on the percentage of Fund assets that may be invested in holdings not eligible for inclusion in the calculation of the Discounted Value of the Fund's portfolio. The amount of such assets included in the portfolio of the Fund at any time may vary depending upon the rating, diversification and other characteristics of eligible assets included in the portfolio, although it is not anticipated in the normal course of business the value of such assets will exceed 20% of the Fund's total assets. The APS basic maintenance amount includes the sum of
(a) the aggregate liquidation preference of APS then outstanding and (b) certain accrued and projected payment obligations of the Fund.

         Upon any failure to maintain the required aggregate Discounted Value, the Fund will seek to alter the composition of its portfolio to retain a Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount on or prior to the Preferred Shares Basic Maintenance Cure Date, thereby incurring additional transaction costs and possible losses and/or gains on dispositions of portfolio securities. To the extent any such failure is not cured in a timely manner, the APS will be subject to mandatory redemption. See "--Redemption." The Preferred Shares Basic Maintenance Amount includes the sum of (i) the aggregate liquidation value of APS then outstanding and (ii) certain accrued and projected payment obligations of the Fund.

         The Fund may, but is not required to, adopt any modifications to these guidelines that hereafter may be established by [ ] and [ ]. Failure to adopt any such modifications, however, may result in a change in the ratings described above or a withdrawal of ratings altogether. In addition, any rating agency providing a rating for the APS, at any time, may change or withdraw any such rating. As set forth in the Statement, the Fund's Board of Trustees, without shareholder approval, may modify certain definitions or restrictions that have been adopted by the Fund pursuant to the rating agency guidelines, provided the Board of Trustees has obtained written confirmation from [ ] or [ ] that any such change would not impair the ratings then assigned by [ ] or [ ] to the APS as applicable.

         As recently described by [ ] and [ ], a preferred shares rating is an assessment of the capacity and willingness of an issuer to pay preferred shares obligations. The ratings on the APS are not recommendations to purchase, hold or sell APS, inasmuch as the ratings do not comment as to market price or suitability for a particular investor, nor do the rating agency guidelines described above address the likelihood that a holder of APS will be able to sell such shares in an Auction. The ratings are based on current information furnished to [ ] and [ ] by the Fund, the Investment Advisor and the Investment Sub-Adviser and information obtained from other sources. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information. The Common Shares have not been rated by a rating agency.

         A rating agency's guidelines will apply to the Fund's APS only so long as such agency is rating such shares. The Fund will pay certain fees to each rating agency that rates the Fund's APS.

Voting Rights

         Except as otherwise indicated in this prospectus and except as otherwise required by applicable law, holders of APS of the Fund will be entitled to one vote per share on each matter submitted to a vote of shareholders and will vote together with holders of Common Shares and other Preferred Shares of the Fund as a single class.

         In connection with the election of the Fund's trustees, holders of the APS and any other Preferred Shares, voting as a separate class, shall be entitled at all times to elect two of the Fund's trustees, and the remaining trustees will be elected by holders of Common Shares and APS and any other Preferred Shares, voting together as a single class. In addition, if at any time dividends on outstanding APS shall be unpaid in an amount equal to at least two full years' dividends thereon or if at any time holders of any Preferred Shares are entitled, together with the holders of APS, to elect a majority of the trustees of the Fund under the 1940 Act, then the number of trustees constituting the Board of Trustees automatically shall be increased by the smallest number that, when added to the two trustees elected exclusively by the holders of APS and any other Preferred Shares as described above, would constitute a majority of the Board of Trustees as so increased by such smallest number, and at a special meeting of shareholders which will be called and held as soon as practicable, and at all subsequent meetings at which trustees are to be elected, the holders of the APS and any other Preferred Shares, voting as a separate class, will be entitled to elect the smallest number of additional trustees that, together with the two trustees which such holders in any event will be entitled to elect, constitutes a majority of the total number of trustees of the Fund as so increased. The terms of office of the persons who are trustees at the time of that election will continue. If the Fund thereafter shall pay, or declare and set apart for payment in full, all dividends payable on all outstanding APS and any other Preferred Shares for all past Rate Periods, the additional voting rights of the holders of APS and any other Preferred Shares as described above shall cease, and the terms of office of all of the additional trustees elected by the holders of APS and any other Preferred Shares (but not of the trustees with respect to whose election the holders of Common Shares were entitled to vote or the two trustees the holders of APS and any other Preferred Shares have the right to elect in any event) will terminate automatically.

         The affirmative vote of a majority of the votes entitled to be cast by holders of outstanding APS and any other Preferred Shares, voting as a separate class, will be required to (i) authorize, create or issue any class or series of shares ranking prior to the APS or any other series of Preferred Shares with respect to the payment of dividends or the distribution of assets on liquidation; provided, however, that no vote is required to authorize the issuance of another class of Preferred Shares which are substantially identical in all respects to the APS or (ii) amend, alter or repeal the provisions of the Declaration of Trust or the Statement, whether by merger, consolidation or otherwise, so as adversely to affect any of the contract rights expressly set forth in the Declaration of Trust or the Statement of holders of APS or any other Preferred Shares. To the extent permitted under the 1940 Act, in the event shares of more than one series of APS are outstanding, the Fund shall not approve any of the actions set forth in clause
(i) or (ii) which adversely affects the contract rights expressly set forth in the Declaration of Trust of a holder of shares of a series of APS differently than those of a holder of shares of any other series of APS without the affirmative vote of at least a majority of votes entitled to be cast by holders of APS of each series adversely affected and outstanding at such time (each such adversely affected series voting separately as a class). The Board of Trustees, however, without shareholder approval, may amend, alter or repeal any or all of the various rating agency guidelines described herein in the event the Fund receives confirmation from the rating agencies that any such amendment, alteration or repeal would not impair the ratings then assigned to the APS. Unless a higher percentage is provided for under "Certain Provisions of the Fund's Governing Documents," the affirmative vote of a majority of the votes entitled to be cast by holders of outstanding APS and any other Preferred Shares, voting as a separate class, will be required to approve any plan of reorganization (including bankruptcy proceedings) adversely affecting such shares or any action requiring a vote of security holders under Section 13(a) of the 1940 Act including, among other things, changes in the Fund's investment objective or changes in any fundamental investment restrictions. See "Investment Restrictions" in the Statement of Additional Information. The class vote of holders of APS and any other Preferred Shares described above in each case will be in addition to a separate vote of the requisite percentage of Common Shares and APS and any other Preferred Shares, voting together as a single class, necessary to authorize the action in question.

         The foregoing voting provisions will not apply to the APS if, at or prior to the time when the act with respect to which such vote otherwise would be required shall be effected, such shares shall have been (i) redeemed or
(ii) called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.


                                 THE AUCTIONS

General

         Holders of the APS will be entitled to receive cumulative cash dividends on their shares when, as and if declared by the Board of Trustees of the Fund, out of the funds legally available therefor, on the Initial Dividend Payment Date with respect to the Initial Rate Period and, thereafter, on each Dividend Payment Date with respect to a Subsequent Rate Period at the rate per annum equal to the applicable rate for each such Rate Period.

         The provisions of the Statement establishing the terms of the APS offered hereby will provide that the Applicable Rate for each Rate Period after the Initial Rate Period therefor will be equal to the rate per annum that the Auction Agent advises has resulted on the Business Day preceding the first day of such Rate Period due to implementation of the auction procedures set forth in the Statement (the "Auction Procedures") in which persons determine to hold or offer to purchase or sell the APS. The Statement, which contains the Auction Procedures, is attached as Appendix B to the Fund's Statement of Additional Information. Each periodic operation of such procedures with respect to the APS is referred to hereinafter as an "Auction." If, however, the Fund should fail to pay or duly provide for the full amount of any dividend on or the redemption price of the APS called for redemption, the Applicable Rate for the APS will be determined as set forth under "Description of APS--Dividends and Rate Periods--Determination of Dividend Rate."

         Auction Agent Agreement. The Fund will enter into an agreement (the "Auction Agent Agreement") with [The Bank of New York] (together with any successor bank or trust company or other entity entering into a similar agreement with the Fund, the "Auction Agent"), which provides, among other things, that the Auction Agent will follow the Auction Procedures for the purpose of determining the Applicable Rate for the APS. The Fund will pay the Auction Agent compensation for its services under the Auction Agent Agreement.

         The Auction Agent may terminate the Auction Agent Agreement upon notice to the Fund, which termination may be no earlier than 60 days following delivery of such notice. If the Auction Agent resigns, the Fund will use its best efforts to enter into an agreement with a successor Auction Agent containing substantially the same terms and conditions as the Auction Agent Agreement. The Fund may terminate the Auction Agent Agreement, provided that prior to such termination the Fund shall have entered into such an agreement with respect thereto with a successor Auction Agent.

         In addition to serving as the Auction Agent, the Auction Agent will be the transfer agent, registrar, dividend disbursing agent and redemption agent for the APS. The Auction Agent, however, will serve merely as the agent of the Fund, acting in accordance with the Fund's instructions and will not be responsible for any evaluation or verification of any matters certified to it.

         Broker-Dealer Agreements. The Auctions require the participation of one or more broker-dealers. The Auction Agent will enter into agreements with [ ] with respect to the Fund and may enter into similar agreements (collectively, the "Broker-Dealer Agreements") with one or more other broker-dealers (collectively, the "Broker-Dealers") selected by the Fund, which provide for the participation of such Broker-Dealers in Auctions. A Broker-Dealer Agreement may be terminated by the Auction Agent or a Broker-Dealer on five days' notice to the other party, provided that the Broker-Dealer Agreement with [ ] may not be terminated without the prior written consent of the Fund, which consent may not be unreasonably withheld.

         The Auction Agent after each Auction will pay a service charge from funds provided by the Fund to each Broker-Dealer on the basis of the purchase price of APS placed by such Broker-Dealer at such Auction. The service charge
(i) for any 7-Day Rate Period or 28-Day Rate Period shall be payable at the annual rate of 0.25% of the purchase price of the APS placed by such Broker-Dealer in any such Auction and (ii) for any Special Rate Period shall be determined by mutual consent of the Fund and any such Broker-Dealer or Broker-Dealers and shall be based upon a selling concession that would be applicable to an underwriting of fixed or variable rate preferred shares with a similar final maturity or variable rate dividend period, respectively, at the commencement of the Rate Period with respect to such Auction. For the purposes of the preceding sentence, the APS will be placed by a Broker-Dealer if such shares were (i) the subject of Hold Orders deemed to have been made by Beneficial Owners that were acquired by such Beneficial Owners through such Broker-Dealer or (ii) the subject of the following Orders submitted by such Broker-Dealer: (A) a Submitted Bid of a Beneficial Owner that resulted in such Beneficial Owner continuing to hold such shares as a result of the Auction,
(B) a Submitted Bid of a Potential Beneficial Owner that resulted in such Potential Beneficial Owner purchasing such shares as a result of the Auction or (C) a Submitted Hold Order.

         The Broker-Dealer Agreements provide that a Broker-Dealer may submit Orders in Auctions for its own account, unless the Fund notifies all Broker-Dealers that they no longer may do so; provided that Broker-Dealers may continue to submit Hold Orders and Sell Orders. If a Broker-Dealer submits an Order for its own account in any Auction of APS, it may have knowledge of Orders placed through it in that Auction and therefore have an advantage over other Bidders, but such Broker-Dealer would not have knowledge of Orders submitted by other Broker-Dealers in that Auction.

         Securities Depository. The Depository Trust Company initially will act as the Securities Depository for the Agent Members with respect to the APS. One or more registered certificates for all of the shares of each series of APS initially will be registered in the name of Cede & Co., as nominee of the Securities Depository. The certificate will bear a legend to the effect that such certificate is issued subject to the provisions restricting transfers of the APS contained in the Statement. Cede & Co. initially will be the holder of record of all APS, and Beneficial Owners will not be entitled to receive certificates representing their ownership interest in such shares. The Securities Depository will maintain lists of its participants and will maintain the positions (ownership interests) of the APS held by each Agent Member, whether as the Beneficial Owner thereof for its own account or as nominee for the Beneficial Owner thereof. Payments made by the Fund to holders of APS will be duly made by making payments to the nominee of the Securities Depository.

Auction Procedures

         The following is a brief summary of the procedures to be used in conducting Auctions. This summary is qualified by reference to the Statement set forth in Appendix B to the Fund's Statement of Additional Information.

         Auction Date; Advance Notice of Allocation of Taxable Income; Inclusion of Taxable Income in Dividends]. An Auction to determine the Applicable Rate for the APS offered hereby for each Rate Period for such shares (other than the Initial Rate Period therefor) will be held on the last Business Day preceding the first day of such Rate Period, which first day is also the Dividend Payment Date for the preceding Rate Period (the date of each Auction being referred to herein as an "Auction Date").

         The Auction Date and the first day of the related Rate Period (both of which must be Business Days) need not be consecutive calendar days. See "Description of APS -- Dividends and Rate Periods" for information concerning the circumstances under which a Dividend Payment Date may fall on a date other than the days specified above, which may affect the Auction Date.

         [Except as noted below, whenever the Fund intends to include any net capital gains or other income subject to federal income tax or relevant state taxes ("taxable income") in any dividend on the APS, the Fund will notify the Auction Agent of the amount to be so included at least five Business Days prior to the Auction Date on which the Applicable Rate for such dividend is to be established. Whenever the Auction Agent receives such notice from the Fund, in turn it will notify each Broker-Dealer, who, on or prior to such Auction Date, in accordance with its Broker-Dealer Agreement, will notify its customers who are Beneficial Owners and Potential Beneficial Owners believed to be interested in submitting an Order in the Auction to be held on such Auction Date. The Fund also may include such income in a dividend on the APS without giving advance notice thereof if it increases the dividend by an additional amount calculated as if such income were a Retroactive Taxable Allocation and the additional amount were an Additional Dividend; provided that the Fund will notify the Auction Agent of the additional amounts to be included in such dividend at least five Business Days prior to the applicable Dividend Payment Date. See "Description of APS--Dividends and Dividend Periods--Additional Dividends."]

         Orders by Beneficial Owners, Potential Beneficial Owners, Existing Holders and Potential Holders. On or prior to each Auction Date for a series of APS:

         (a) each Beneficial Owner may submit to its Broker-Dealer by telephone orders ("Orders") with respect to a series of APS as follows:

              (i) Hold Order--indicating the number of outstanding APS, if any, that such Beneficial Owner desires to continue to hold without regard to the Applicable Rate for the next Rate Period for such shares;

              (ii) Bid--indicating the number of outstanding APS, if any, that such Beneficial Owner desires to continue to hold, provided that the Applicable Rate for the next Rate Period for such shares is not less than the rate per annum then specified by such Beneficial Owner; and/or

              (iii) Sell Order--indicating the number of outstanding APS, if any, that such Beneficial Owner offers to sell without regard to the Applicable Rate for the next Rate Period for such shares; and

         (b) Broker-Dealers will contact customers who are Potential Beneficial Owners of APS to determine whether such Potential Beneficial Owners desire to submit Bids indicating the number of APS which they offer to purchase provided that the Applicable Rate for the next Rate Period for such shares is not less than the rates per annum specified in such Bids.

         A Beneficial Owner or a Potential Beneficial Owner placing an Order, including a Broker-Dealer acting in such capacity for its own account, is hereinafter referred to as a "Bidder" and collectively as "Bidders." Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date shall be irrevocable.

         In an Auction, a Beneficial Owner may submit different types of Orders with respect to APS then held by such Beneficial Owner, as well as Bids for additional APS. For information concerning the priority given to different types of Orders placed by Beneficial Owners, see "Submission of Orders by Broker-Dealers to Auction Agent" below.

         The Fund will take all reasonable action necessary to enable [ ] and [ ] to provide a rating for the APS. If [ ] or [ ] shall not make such a rating available, the Investment Adviser and Investment Sub-Adviser or their affiliates and successors, after consultation with the Fund and the Broker-Dealers, will select another rating agency (a "Substitute Rating Agency") to act as a Substitute Rating Agency.

         Any Bid by a Beneficial Owner specifying a rate per annum higher than the Maximum Applicable Rate will be treated as a Sell Order, and any Bid by a Potential Beneficial Owner specifying a rate per annum higher than the Maximum Applicable Rate will not be considered. See "Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate" and "Acceptance and rejection of Submitted Bids and Submitted Sell Orders and allocation of shares."

         Neither the Fund nor the Auction Agent will be responsible for a Broker-Dealer's failure to comply with the foregoing. A Broker-Dealer also may hold APS in its own account as a Beneficial Owner. A Broker-Dealer thus may submit Orders to the Auction Agent as a Beneficial Owner or a Potential Beneficial Owner and therefore participate in an Auction as an Existing Holder or Potential Holder on behalf of both itself and its customers. Any Order placed with the Auction Agent by a Broker-Dealer as or on behalf of a Beneficial Owner or a Potential Beneficial Owner will be treated in the same manner as an Order placed with a Broker-Dealer by a Beneficial Owner or a Potential Beneficial Owner. Similarly, any failure by a Broker-Dealer to submit to the Auction Agent an Order in respect of any APS held by it or its customers who are Beneficial Owners will be treated in the same manner as a Beneficial Owner's failure to submit to its Broker-Dealer an Order in respect to APS held by it, as described in the next paragraph. Inasmuch as a Broker-Dealer participates in an Auction as an Existing Holder or a Potential Holder only to represent the interests of a Beneficial Owner or Potential Beneficial Owner, whether it be its customers or itself, all discussion herein relating to the consequences of an Auction for Existing Holders and Potential Holders also applies to the underlying beneficial ownership interests represented thereby. For information concerning the priority given to different types of Orders placed by Existing Holders, see "Submission of Orders by Broker-Dealers to Auction Agent." Each purchase or sale in an Auction will be settled on the Business Day next succeeding the Auction Date at a price per share equal to $25,000. See "-Notification of Results; Settlement."

         If one or more Orders covering in the aggregate all of the outstanding APS held by an Existing Holder are not submitted to the Auction Agent prior to the Submission Deadline, either because a Broker-Dealer failed to contact such Existing Holder or otherwise, the Auction Agent shall deem a Hold Order (in the case of an Auction relating to a Rate Period of 91 days or less) and a Sell Order (in the case of an Auction relating to a Special Rate Period of longer than 91 days) to have been submitted by or on behalf of such Existing Holder covering the number of outstanding APS held by such Existing Holder and not subject to Orders submitted to the Auction Agent.

         If all of the outstanding APS are subject to Submitted Hold Orders, the Rate Period next succeeding the Auction automatically shall be the same length as the immediately preceding Rate Period, and the Applicable Rate for the next Rate Period for all the APS will be [80]% of the Reference Rate on the date of the applicable Auction.

         For the purposes of an Auction, the APS for which the Fund shall have given notice of redemption and deposited moneys therefor with the Auction Agent in trust or segregated in an account at the Fund's custodian bank for the benefit of the Auction Agent, as set forth under "Description of APS--Redemption," will not be considered as outstanding and will not be included in such Auction. Pursuant to the Statement of the Fund, the Fund will be prohibited from reissuing and its affiliates (other than the underwriters) will be prohibited from transferring (other than to the Fund) any APS they may acquire. Neither the Fund nor any affiliate of the Fund (other than the underwriters) may submit an Order in any Auction, except that an affiliate of the Fund that is a Broker-Dealer may submit an Order.

         Submission of Orders by Broker-Dealers to Auction Agent. Prior to 1:30 p.m., New York City time, on each Auction Date, or such other time on the Auction Date as may be specified by the Auction Agent (the "Submission Deadline"), each Broker-Dealer will submit to the Auction Agent in writing all Orders obtained by it for the Auction to be conducted on such Auction Date, designating itself (unless otherwise permitted by the Fund) as the Existing Holder or Potential Holder in respect of the APS subject to such Orders. Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date, shall be irrevocable.

         If the rate per annum specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent will round such rate per annum up to the next highest one-thousandth (0.001) of 1%. If one or more Orders of an Existing Holder are submitted to the Auction Agent and such Orders cover in the aggregate more than the number of outstanding APS held by such Existing Holder, such Orders will be considered valid in the following order of priority:

   (i) any Hold Order will be considered valid up to and including the number of outstanding APS held by such Existing Holder, provided that if more than one Hold Order is submitted by such Existing Holder and the number of APS subject to such Hold Orders exceeds the number of outstanding APS held by such Existing Holder, the number of APS subject to each of such Hold Orders will be reduced pro rata so that such Hold Orders, in the aggregate, will cover exactly the number of outstanding APS held by such Existing Holder;

   (ii) any Bids will be considered valid, in the ascending order of their respective rates per annum if more than one Bid is submitted by such Existing Holder, up to and including the excess of the number of outstanding APS held by such Existing Holder over the number of outstanding APS subject to any Hold Order referred to in clause (i) above (and if more than one Bid submitted by such Existing Holder specifies the same rate per annum and together they cover more than the remaining number of shares that can be the subject of valid Bids after application of clause (i) above and of the foregoing portion of this clause (ii) to any Bid or Bids specifying a lower rate or rates per annum, the number of shares subject to each of such Bids will be reduced pro rata so that such Bids, in the aggregate, cover exactly such remaining number of outstanding shares); and the number of outstanding shares, if any, subject to Bids not valid under this clause
         (ii) shall be treated as the subject of a Bid by a Potential Holder;
         and

   (iii) any Sell Order will be considered valid up to and including the excess of the number of outstanding APS held by such Existing Holder over the sum of the number of APS subject to Hold Orders referred to in clause
         (i) above and the number of APS subject to valid Bids by such Existing Holder referred to in clause (ii) above; provided that, if more than one Sell Order is submitted by any Existing Holder and the number of APS subject to such Sell Orders is greater than such excess, the number of APS subject to each of such Sell Orders will be reduced pro rata so that such Sell Orders, in the aggregate, will cover exactly the number of APS equal to such excess.

         If more than one Bid of any Potential Holder is submitted in any Auction, each Bid submitted in such Auction will be considered a separate Bid with the rate per annum and number of APS therein specified.

         Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate. Not earlier than the Submission Deadline for each Auction, the Auction Agent will assemble all Orders submitted or deemed submitted to it by the Broker-Dealers (each such "Hold Order," "Bid" or "Sell Order" as submitted or deemed submitted by a Broker-Dealer hereinafter being referred to as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order") and will determine the excess of the number of outstanding APS over the number of outstanding APS subject to Submitted Hold Orders (such excess being referred to as the "Available APS") and whether Sufficient Clearing Bids have been made in such Auction. Sufficient Clearing Bids will have been made if the number of outstanding APS that are the subject of Submitted Bids of Potential Holders with rates per annum not higher than the Maximum Applicable Rate equals or exceeds the number of outstanding shares that are the subject of Submitted Sell Orders (including the number of shares subject to Bids of Existing Holders specifying rates per annum higher than the Maximum Applicable Rate). If Sufficient Clearing Bids have been made, the Auction Agent will determine the lowest rate per annum specified in the Submitted Bids (the "Winning Bid Rate") which would result in the number of shares subject to Submitted Bids specifying such rate per annum or a lower rate per annum being at least equal to the available APS. If Sufficient Clearing Bids have been made, the Winning Bid Rate will be the Applicable Rate for the next Rate Period for the APS then outstanding. If Sufficient Clearing Bids have not been made (other than because all outstanding APS are the subject of Submitted Hold Orders), the Rate Period next following the Auction automatically will be a 7-Day Rate Period in the cases of Series [M] or a 28-Day Rate Period in the cases of Series [T] and the Applicable Rate for such Rate Period will be equal to the Maximum Applicable Rate.

         If Sufficient Clearing Bids have not been made, Beneficial Owners that have Submitted Sell Orders will not be able to sell in the Auction all, and may not be able to sell any, of the APS subject to such Submitted Sell Orders. See "-Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares." Thus, under some circumstances, Beneficial Owners may not have liquidity of investment.

         Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares. Based on the determinations described under "-Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate" and subject to the discretion of the Auction Agent to round, the Auction Procedures include a pro rata allocation of shares for purchase and sale, which may result in an Existing Holder continuing to hold or selling or a Potential Holder purchasing, a number of shares of a series of APS that is fewer than the number of shares of such series specified in its Order. To the extent the allocation procedures have that result, Broker-Dealers that have designated themselves as Existing Holders or Potential Holders in respect of customer Orders will be required to make appropriate pro rata allocations among their respective customers. See the Fund's Statement set forth in Appendix B to the Fund's Statement of Additional Information.

         Notification of Results; Settlement. The Auction Agent will advise each Broker-Dealer who submitted a Bid or Sell Order in an Auction whether such Bid or Sell Order was accepted or rejected in whole or in part and of the Applicable Rate for the next Rate Period for the related APS by telephone at approximately 3:30 p.m., New York City time, on the Auction Date for such Auction. Each such Broker-Dealer that submitted an Order for the account of a customer then will advise such customer whether such Bid or Sell Order was accepted or rejected, will confirm purchases and sales with each customer purchasing or selling APS as a result of the Auction and will advise each customer purchasing or selling APS to give instructions to its Agent Member of the Securities Depository to pay the purchase price against delivery of such shares or to deliver such shares against payment therefor as appropriate.

         In accordance with the Securities Depository's normal procedures, on the day after each Auction Date, the transactions described above will be executed through the Securities Depository, and the accounts of the respective Agent Members at the Securities Depository will be debited and credited as necessary to effect the purchases and sales of APS as determined in such Auction. Purchasers will make payment through their Agent Members in same-day funds to the Securities Depository against delivery through their Agent Members; the Securities Depository will make payment in accordance with its normal procedures, which now provide for payment in same-day funds. If the procedures of the Securities Depository applicable to APS shall be changed to provide for payment in next-day funds, then purchasers may be required to make payment in next-day funds. If the certificates for the APS are not held by the Securities Depository or its nominee, payment will be made in same-day funds to the Auction Agent against delivery of such certificates.

         The following is a simplified example of how a typical Auction works. Assume that the Fund has 1,000 outstanding APS and three current holders. The three current holders and three potential holders submit orders through Broker-Dealers at the Auction:


Current Holder A..................    Owns 500 shares, wants to sell all     Bid order of 2.1% rate for all 500
                                      500 shares if Applicable Rate is       shares
                                      less than 2.1%

Current Holder B..................    Owns 300 shares, wants to hold         Hold Order--will take the Applicable
                                                                             Rate

Current Holder C..................    Owns 200 shares, wants to sell         Bid order of 1.9% rate for all
                                      all 200 shares if Applicable           200 shares
                                      Rate is less than 1.9%

Potential Holder D................    Wants to buy 200 shares                Places order to buy at or above
                                                                             2.0%

Potential Holder E................    Wants to buy 300 shares                Places order to buy at or above
                                                                             1.9%

Potential Holder F................    Wants to buy 200 shares                Places order to buy at or above
                                                                             2.1%


         The lowest dividend rate that will result in all 1,000 APS continuing to be held is 2.0% (the offer by D). Therefore, the Applicable Rate will be 2.0%. Current Holders B and C will continue to own their shares. Current Holder A will sell its shares because A's dividend rate bid was higher than the Applicable Rate. Potential Holder D will buy 200 shares and Potential Holder E will buy 300 shares because their bid rates were at or below the Applicable Rate. Potential Holder F will not buy shares because its bid rate was above the Applicable Rate.

Secondary Market Trading and Transfer of APS

         The Broker-Dealers may maintain a secondary trading market in the APS outside of Auctions; however, they have no obligation to do so and there can be no assurance that a secondary market for the APS will develop or, if it does develop, that it will provide holders with a liquid trading market (i.e., trading will depend on the presence of willing buyers and sellers and the trading price is subject to variables to be determined at the time of the trade by the Broker-Dealers). The APS will not be registered on any stock exchange or on any automated quotation system. An increase in the level of interest rates, particularly during any Long-Term Rate Period, likely will have an adverse effect on the secondary market price of the APS, and a selling shareholder may not be able to sell APS between Auctions at a price per share of $25,000 plus accumulated dividends.


                       DESCRIPTION OF CAPITAL STRUCTURE

General

         The Fund is an unincorporated statutory trust organized under the laws of Delaware pursuant to an Agreement and Declaration of Trust dated as of February 12, 2004. The Fund is authorized to issue an unlimited number of common shares of beneficial interest, par value $.01 per share. Each Common Share has one vote and is fully paid and non-assessable, except that the Board of Trustees shall have the power to cause shareholders to pay expenses of the Fund by setting off charges due from shareholders from declared but unpaid dividends or distributions owed the shareholders and/or by reducing the number of Common Shares owned by each respective shareholder. The Declaration of Trust also authorizes the issuance of an unlimited number of shares of beneficial interest with preference rights, including Preferred Shares, having a par value of $.01 per share, in one or more series, with rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the holders of Common Shares. For a description of the APS, see "Description of APS."

         Holders of Common Shares are entitled to share equally in dividends declared by a Board of Trustees payable to holders of Common Shares and in the net assets of the Fund available for distribution to holders of Common Shares after payment of the preferential amounts payable to holders of any outstanding Preferred Shares. Neither holders of Common Shares nor holders of Preferred Shares have pre-emptive or conversion rights and Common Shares are not redeemable. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund and the liquidation preference with respect to any outstanding Preferred Shares, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the trustees may distribute the remaining assets of the Fund among the holders of the Common Shares.

         Holders of Common Shares are entitled to one vote for each share held and will vote with the holders of any outstanding APS or other Preferred Shares on each matter submitted to a vote of holders of Common Shares, except as described under "Description of APS--Voting rights."

         Shareholders are entitled to one vote for each share held. The Common Shares, APS and any other Preferred Shares do not have cumulative voting rights, which means that the holders of more than 50% of the Common Shares, APS and any other Preferred Shares voting for the election of trustees can elect all of the trustees standing for election by such holders, and, in such event, the holders of the remaining Common Shares, APS and any other Preferred Shares will not be able to elect any of such trustees.

         So long as any APS or any other Preferred Shares are outstanding, holders of Common Shares will not be entitled to receive any dividends of or other distributions from the Fund, unless at the time of such declaration, (1) all accrued dividends on Preferred Shares or accrued interest on borrowings has been paid and (2) the value of the Fund's total assets (determined after deducting the amount of such dividend or other distribution), less all liabilities and indebtedness of the Fund not represented by senior securities, is at least 300% of the aggregate amount of such securities representing indebtedness and at least 200% of the aggregate amount of securities representing indebtedness plus the aggregate liquidation value of the outstanding Preferred Shares (expected to equal the aggregate original purchase price of the outstanding Preferred Shares plus redemption premium, if any, together with any accrued and unpaid dividends thereon, whether or not earned or declared and on a cumulative basis). In addition to the requirements of the 1940 Act, the Fund is required to comply with other asset coverage requirements as a condition of the Fund obtaining a rating of the Preferred Shares from a rating agency. These requirements include an asset coverage test more stringent than under the 1940 Act. See "Description of APS--Dividends and Rate Periods--Restrictions on Dividends and other payments."

         The Fund will send annual and semi-annual reports, including financial statements, to all holders of its shares.

         The Common Shares of the Fund commenced trading on the NYSE on April 28, 2004. As of [ ], 2004, the net asset value per share of Common Shares and the closing price per share of Common Shares on the NYSE were $[ ], and $[ ], respectively.

Fund Preferred Shares

         Under the 1940 Act, the Fund is permitted to have outstanding more than one series of Preferred Shares as long as no single series has priority over another series as to the distribution of assets of the Fund or the payment of dividends. Neither holders of Common Shares nor holders of Preferred Shares have pre-emptive rights to purchase any APS or any other Preferred Shares that might be issued. It is anticipated that the net asset value per share of the APS will equal its original purchase price per share plus accumulated dividends per share.


                             CERTAIN PROVISIONS IN
                        THE FUND'S GOVERNING DOCUMENTS

         The Governing Documents include provisions that could limit the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure.

         The Governing Documents require a vote by holders of at least 75% of the shares of the Fund's capital stock outstanding and entitled to vote, except as described below, to authorize (1) the Fund's conversion from a closed-end to an open-end investment company; (2) any merger or consolidation or share exchange of the Fund with or into any other company; (3) the dissolution or liquidation of the Fund; (4) any sale, lease, or exchange of all or substantially all of the Fund's assets to any Principal Shareholder (as defined below); (5) a change in the nature of the business of the Fund so that it would cease to be an investment company registered under the 1940 Act; (6) with certain exceptions, the issuance of any securities of the Fund to any Principal Shareholder for cash; or (7) any transfer by the Fund of any securities of the Fund to any Principal Shareholder in exchange for cash, securities or other property having an aggregate fair market value of $1,000,000 or more; provided, with respect to (1) through (5), if such action has been authorized by the affirmative vote of a majority of the entire Board of Trustees, including a majority of the Trustees who are not ``interested persons,'' of the Fund, as defined in the 1940 Act (``Independent Trustees''), then the affirmative vote of the holders of only a majority of the Fund's shares of capital stock outstanding and entitled to vote at the time is required; and provided, further, with respect to (6) and (7), if such transaction has been authorized by the affirmative vote of a majority of the entire Board of Trustees, including a majority of the Independent Trustees, no Shareholder vote is required to authorize such action. The term ``Principal Shareholder'' means any person, entity or group that holds, directly or indirectly, more than 5% of the outstanding shares of the Fund, and includes any associates or affiliates of such person or entity or of any member of the group. None of the foregoing provisions may be amended except by the vote of at least 75% of the outstanding shares of capital stock of the Fund outstanding and entitled to vote thereon. The percentage vote required under these provisions is higher than that required by the 1940 Act. The Board of Trustees believes that the provisions of the Governing Documents relating to such a higher vote are in the best interest of the Fund and its Shareholders. Even if agreed to by the Fund, certain of the transactions described above may be prohibited by the 1940 Act.

         The Board is classified into three classes, each with a term of three years with only one class of Trustees standing for election in any year. Such classification may prevent replacement of a majority of the Trustees for up to a two-year period. Trustees may be removed from office only for cause and only by vote of at least 75% of the shares entitled to be voted for such Trustee in an election of Trustees.

         Reference should be made to the Governing Documents on file with the Securities and Exchange Commission for the full text of these provisions.


                           CLOSED-END FUND STRUCTURE

         The Fund is a newly organized, diversified, closed-end management investment company (commonly referred to as a closed-end fund). Closed-end funds differ from open-end funds (which are generally referred to as mutual funds) in that closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the shareholder. This means that if you wish to sell your shares of a closed-end fund you must trade them on the market like any other stock at the prevailing market price at that time. In a mutual fund, if the shareholder wishes to sell shares of the Fund, the mutual fund will redeem or buy back the shares at ``net asset value.'' Also, mutual funds generally offer new shares on a continuous basis to new investors, and closed-end funds, like the Fund, generally do not. The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage the mutual fund's investments. By comparison, closed-end funds are generally able to stay more fully invested in securities that are consistent with their investment objective, and also have greater flexibility to make certain types of investments, and to use certain investment strategies, such as Financial Leverage and investments in illiquid securities.

         Shares of closed-end funds frequently trade at a discount to their net asset value. Because of this possibility and the recognition that any such discount may not be in the interest of shareholders, the Fund's Board of Trustees might consider from time to time engaging in open-market repurchases, tender offers for shares or other programs intended to reduce the discount. We cannot guarantee or assure, however, that the Fund's Board of Trustees will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in the shares trading at a price equal or close to net asset value per share. The Board of Trustees might also consider converting the Fund to an open-end fund, which would also require a super majority vote of the shareholders of the Fund. Before deciding whether to take action to convert the Fund to an open-end fund, the Board of Trustees would consider all relevant factors, including the extent and duration of the discount and market considerations.


                          REPURCHASE OF COMMON SHARES

         The Fund is a closed-end management investment company and as such its shareholders do not, and will not, have the right to require the Fund to repurchase their shares. The Fund, however, may repurchase its Common Shares from time to time as and when it deems such a repurchase advisable. The Fund's Board of Trustees regularly monitors the relationship between the market price and net asset value of the Common Shares. If the Common Shares were to trade at a substantial discount to net asset value for an extended period of time, the Board of Trustees may consider the repurchase of its Common Shares on the open market or in private transactions. Pursuant to the 1940 Act, the Fund may repurchase its Common Shares on a securities exchange (provided that the Fund has informed its shareholders within the preceding six months of its intention to repurchase such Common Shares) or pursuant to tenders and may also repurchase Common Shares privately if the Fund meets certain conditions regarding, among other things, distribution of net income for the preceding fiscal year, status of the seller, price paid, brokerage commissions, prior notice to shareholders of an intention to purchase Common Shares and purchasing in a manner and on a basis that does not discriminate unfairly against the other shareholders through their interest in the Fund.

         When the Fund repurchases its Common Shares for a price below net asset value, the net asset value of the Common Shares that remain outstanding generally will be enhanced, but this does not necessarily mean that the market price of the outstanding Common Shares will be affected, either positively or negatively.


                                   TAXATION

         The following discussion is a brief summary of certain U.S. federal income tax considerations affecting the Fund and its shareholders. The discussion reflects applicable tax laws of the United States as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the "IRS") retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. federal, state, local and foreign tax concerns affecting the Fund and its shareholders (including shareholders owning large positions in the Fund), and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the tax consequences to them of investing in the Fund.

Taxation of the Fund

         The Fund intends to elect to be treated and to qualify annually as a regulated investment company under Subchapter M of the Code. Accordingly, the Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (ii) diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the market value of the Fund's total assets is invested in the securities of any issuer (other than U.S. government securities and the securities of other regulated investment companies) or of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses.

         As a regulated investment company, the Fund generally is not subject to U.S. federal income tax on income and gains that it distributes each taxable year to shareholders, if it distributes at least 90% of the sum of the Fund's (i) investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than any net long-term capital gain, reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) its net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions). The Fund intends to distribute at least annually substantially all of such income.

         Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% federal excise tax at the Fund level. To avoid the tax, the Fund must distribute during each calendar year an amount at least equal to the sum of
(i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year, (ii) 98% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Fund's fiscal year) and (iii) certain undistributed amounts from previous years on which the Fund paid no U.S. federal income tax. While the Fund intends to distribute any income and capital gain in the manner necessary to minimize imposition of the nondeductible 4% federal excise tax, there can be no assurance that sufficient amounts of the Fund's taxable income and capital gain will be distributed to avoid entirely the imposition of the tax. In that event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirement.

         If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. In addition, we could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a regulated investment company.

         Based, in part, on a lack of present intention on the part of the Fund to redeem the APS at any time in the future, the Fund intends to take the position that under present law the APS will constitute stock of the Fund, and distributions by the Fund with respect to its APS (other than distributions in redemption of APS that are treated as exchanges of stock under Section 302(b) of the Code) thus will constitute dividends to the extent of the Fund's current and accumulated earnings and profits as calculated for federal income tax purposes. It is possible, however, that the IRS might take a contrary position, asserting, for example, that the APS constitute debt of the Fund. If this position were upheld, the discussion of the treatment of distributions below would not apply. Instead, distributions by the Fund to holders of APS would constitute interest, whether or not they exceeded the earnings and profits of the Fund, would be included in full in the income of the recipient and would be taxed as ordinary income.

Taxation of Shareholders

         Distributions paid to you by the Fund from its net investment income or from an excess of net short-term capital gain over net long-term capital losses (together referred to hereinafter as "ordinary income dividends") are generally taxable to you as ordinary income to the extent of the Fund's earning and profits. Such distributions (if designated by the Fund) may, however, qualify (provided holding periods and other requirements are met) (i) for the dividends received deduction in the case of corporate shareholders to the extent that the Fund's income consists of dividend income from U.S. corporations, and (ii) under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (effective for taxable years after December 31, 2002 through December 31, 2008) ("2003 Tax Act"), as qualified dividend income eligible for the reduced maximum rate to individuals of generally 15% (5% for individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a qualified comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States), provided certain holding period and other requirements are satisfied. Distributions made to you from an excess of net long-term capital gain over net short-term capital losses ("capital gain dividends"), including capital gain dividends credited to you but retained by the Fund, are taxable to you as long-term capital gain if they have been properly designated by the Fund, regardless of the length of time you have owned Fund shares. Under the 2003 Tax Act, the maximum tax rate on net long-term capital gain of individuals is reduced generally from 20% to 15% (5% for individuals in lower brackets) for such gain realized on or after May 6, 2003 and before January 1, 2009. Higher tax rates will be reimposed after 2008 unless further legislative action by Congress is taken. We cannot assure you as to what percentage of the dividends paid on the APS, if any, will consist of qualified dividend income or long-term capital gains, both of which are taxed at lower rates for individuals than are ordinary income and short-term capital gains. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of your shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to you (assuming the shares are held as a capital asset). For purposes of determining whether distributions are out of the Fund's current or accumulated earnings and profits, the Fund's earnings and profits will be allocated first to the Fund's APS and then to the Fund's Common Shares. Since the Fund's current and accumulated earnings and profits will first be used to pay dividends on the APS, distributions in excess of such earnings and profits, if any, will be made disproportionately to holders of Common Shares. Generally, not later than 60 days after the close of its taxable year, the Fund will provide you with a written notice designating the amount of any qualified dividend income or capital gain dividends and other distributions.

         The sale or other disposition of shares of the Fund will generally result in capital gain or loss to you, and will be long-term capital gain or loss if the shares have been held for more than one year at the time of sale. Any loss upon the sale or exchange of Fund shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by you. A loss realized on a sale or exchange of shares of the Fund will be disallowed if other substantially identical Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Present law taxes both long-term and short-term capital gain of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, under the 2003 Tax Act, short-term capital gain will currently be taxed at the maximum rate of 35% applicable to ordinary income while long-term capital gain generally will be taxed at a maximum rate of 15%.

         If the Fund pays you a dividend in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by you on December 31 of the year in which the dividend was declared.

         The IRS has taken the position that if a regulated investment company has more than one class of shares, it may designate distributions made to each class in any year as consisting of no more than that class's proportionate share of particular types of income for that year, including ordinary income and net capital gain. A class's proportionate share of a particular type of income for a year is determined according to the percentage of total dividends paid by the regulated investment company during that year to the class. By reason of this rule, the Fund is required to designate a portion of its net capital gain, qualified dividend income and dividends qualifying for the dividends received deduction, if any, among the holders of Common Shares and of APS.

         If at any time when APS are outstanding the Fund does not meet the asset coverage requirements of the 1940 Act, the Fund will be required to suspend distributions to holders of Common Shares until the asset coverage is restored. See "Description of the Capital Structure." Such a suspension may prevent the Fund from distributing at least 90% of the sum of its investment company taxable income and certain other income and may, therefore, jeopardize the Fund's qualification for taxation as a regulated investment company. Upon any failure to meet the asset coverage requirements of the 1940 Act, the Fund, in its sole discretion, may redeem APS in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Fund and its shareholders of failing to qualify for treatment as a regulated investment company. See "Description of the APS." There can be no assurance, however, that any such action would achieve that objective.

         The Fund is required in certain circumstances to backup withhold on taxable dividends and certain other payments paid to non-corporate holders of the Fund's shares who do not furnish the Fund with their correct taxpayer identification number (in the case of individuals, generally, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

         [Tax Treatment of Additional Dividends. If the Fund makes a Retroactive Taxable Allocation, it will pay Additional Dividends to holders of APS who are subject to the Retroactive Taxable Allocation. See "Description of APS--Dividends and Dividend Periods--Additional Dividends." The federal income tax consequences of Additional Dividends under existing law are uncertain. An Additional Dividend generally will be designated by the Fund as an exempt-interest dividend except to the extent net capital gain or other taxable income is allocated thereto as described above. The Fund will not pay a further Additional Dividend with respect to any taxable portion of an Additional Dividend.]

         The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury regulations in effect as they directly govern the taxation of the Fund and its shareholders. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive. A more complete discussion of the tax rules applicable to the Fund and its shareholders can be found in the Statement of Additional Information that is incorporated by reference into this prospectus. Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, foreign, state, local income or other taxes.


                                 UNDERWRITING

         Subject to the terms and conditions of a purchase agreement dated, 2004, each underwriter named below, for which [ ] is acting as representative, has severally agreed to purchase, and the Fund has agreed to sell to such underwriter, the number of APS set forth opposite the name of such underwriter.

             Underwriter                       Number of APS
                                                Series M[]      Series T[]

[           ].........................

Total.................................


         The purchase agreement provides that the obligations of the underwriters to purchase the shares included in this offering are subject to the approval of certain legal matters by counsel and to certain other conditions, including, without limitation, the receipt by the underwriters of customary closing certificates, opinions and other documents and the receipt by the Fund of "Aaa" and "AAA" ratings on the APS by [ ] and [ ], respectively, as of the time of the offering. The underwriters are obligated to purchase all the APS if they purchase any of the APS. In the purchase agreement, the Fund, the Investment Adviser and the Investment Sub-Adviser have agreed to indemnify the underwriters against certain liabilities, including liabilities arising under the Securities Act of 1933, as amended, or to contribute payments the underwriters may be required to make for any of those liabilities.

         The underwriters propose to initially offer some of the APS directly to the public at the public offering price set forth on the cover page of this prospectus and some of the APS to certain dealers at the public offering price less a concession not in excess of $[ ] per share. The sales load the Fund will pay of $250 per share is equal to 1% of the initial offering price of the APS. After the initial public offering, the underwriters may change the public offering price and the concession. Investors must pay for any shares purchased
in the initial public offering on or before        , 2004.

         The Fund anticipates that the underwriters may from time to time act as brokers or dealers in executing the Fund's portfolio transactions after they have ceased to be underwriters. The underwriters are active underwriters of, and dealers in, securities and act as market makers in a number of such securities, and therefore can be expected to engage in portfolio transactions with, and perform services for, the Fund.

         The principal business address of [ ] is [ ]. The settlement date for the purchase of the APS will be [ ], 2004, as agreed upon by the underwriters, the Fund, the Investment Adviser and the Investment Sub-Adviser pursuant to Rule 15c6-1 under the Securities Exchange Act of 1934, as amended.


                   CUSTODIAN, ADMINISTRATOR, TRANSFER AGENT
                         AND DIVIDEND-DISBURSING AGENT

         The Bank of New York serves as the custodian of the Fund's assets pursuant to a custody agreement. Under the custody agreement, the Custodian holds the Fund's assets in compliance with the 1940 Act. For its services, the Custodian will receive a monthly fee based upon, among other things, the average value of the total assets of the Fund, plus certain charges for securities transactions.

         The Bank of New York serves as the Fund's dividend disbursing agent, Plan Agent under the Fund's Automatic Dividend Reinvestment Plan, transfer agent, registrar and administrator for the Common Shares of the Fund. As administrator, the Fund will pay compensation as mutually agreed upon by the Fund and The Bank of New York, including the administrator's out-of-pocket expenses.

         The Depository Trust Company will act as securities depository for the APS. [The Bank of New York] will act as transfer agent, registrar, dividend disbursing agent and redemption agent for the APS.

         The Bank of New York is located at 101 Barclay Street, New York, New York 10286.


                                 LEGAL MATTERS

         Certain legal matters will be passed on by Skadden, Arps, Slate, Meagher & Flom LLP, Chicago, Illinois and its affiliated entities, as special
counsel to the Fund in connection with the offering of the APS, and by [    ]
counsel to the underwriters. [     ] may rely on the opinion of Skadden, Arps,
Slate, Meagher & Flom LLP as to matters of Delaware law.


                            ADDITIONAL INFORMATION

         The Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act and in accordance therewith files reports and other information with the Securities and Exchange Commission. Reports, proxy statements and other information filed by the Fund with the Securities and Exchange Commission pursuant to the informational requirements of such Acts can be inspected and copied at the public reference facilities maintained by the Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C. 20549. The Securities and Exchange Commission maintains a web site at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including the Fund, that file electronically with the Securities and Exchange Commission.

         The Fund's Common Shares are listed on the NYSE, and reports, proxy statements and other information concerning the Fund and filed with the Securities and Exchange Commission by the Fund can be inspected at the offices of the New York Stock Exchange, Inc., 20 Broad Street, New York, New York 10005.

         This prospectus constitutes part of a Registration Statement filed by the Fund with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and the 1940 Act. This prospectus omits certain of the information contained in the Registration Statement, and reference is hereby made to the Registration Statement and related exhibits for further information with respect to the Fund and the APS offered hereby. Any statements contained herein concerning the provisions of any document are not necessarily complete, and, in each instance, reference is made to the copy of such document filed as an exhibit to the Registration Statement or otherwise filed with the Securities and Exchange Commission. Each such statement is qualified in its entirety by such reference. The complete Registration Statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed by its rules and regulations or free of charge through the Securities and Exchange Commission's web site (http://www.sec.gov).


                        PRIVACY PRINCIPLES OF THE FUND

         The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

         Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

         The Fund restricts access to non-public personal information about its shareholders to employees of the Fund's Investment Adviser, Investment Sub-Adviser and their affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.


                             TABLE OF CONTENTS OF
                      STATEMENT OF ADDITIONAL INFORMATION

         A Statement of Additional Information dated as of___________, 2004, has been filed with the Securities and Exchange Commission and is incorporated by reference in this prospectus. A Statement of Additional Information may be obtained without charge by writing to the Fund at its address at 210 N. Hale Street, Wheaton, Illinois 60187 or by calling the Fund toll-free at (800) 345-7999. The Table of Contents of the Statement of Additional Information is as follows:


                                                                         Page
                                                                         ----
The Fund.................................................................
Investment Objectives and Policies.......................................
Investment Restrictions..................................................
Management of the Fund...................................................
Portfolio Transactions...................................................
Portfolio Turnover.......................................................
Dividends And Distributions on Common Shares.............................
Taxation.................................................................
General Information......................................................
Appendix A: Proxy Voting Procedures......................................   A-1
Appendix B: Statement of Preferences of Auction Preferred Shares.........   B-1
Report of Independent Auditors...........................................  FS-1
Financial Statements of Fund.............................................  FS-2


                                   GLOSSARY

         "7-Day Rate Period" means a Rate Period consisting of seven days.

         "28-Day Rate Period" means a Rate Period consisting of twenty-eight days.

         "1940 Act" means the Investment Company Act of 1940, as amended from time to time.

         "1940 Act APS Asset Coverage" has the meaning set forth on page [ ] of this prospectus.

         "1940 Act Cure Date" has the meaning set forth on page [ ] of this prospectus.

         ["Additional Dividend"] has the meaning set forth on page[ ] of this prospectus.]

         "Agent Member" means the member of the Securities Depository that will act on behalf of a Beneficial Owner of one or more APS or on behalf of a Potential Beneficial Owner.

         ["Applicable Percentage" means the percentage determined based on the credit rating assigned to the series of APS on such date by [ ] (if [ ] is then rating the APS) and [ ] (if [ ] is then rating the APS) as follows:


                  CREDIT RATINGS
------------------------------------------------
         [ ]                          [ ]            APPLICABLE PERCENTAGE
-------------------------------------------------    ---------------------

      Aaa                             AAA                       125%
    Aa3 to Aa1                      AA- to AA+                  150%
     A3 to A1                        A- to A+                   200%
   Baa3 to Baa1                    BBB- to BBB+                 250%
   Ba1 and lower                   BB+ and lower                300%


         The applicable percentage will be determined based on the lower of the credit rating or ratings assigned to the APS by [ ] and [ ]. If [ ] and [ ] or both do not make such rating available, the rate will be determined by reference to equivalent ratings issued by a Substitute Rating Agency.

         "Applicable Rate" means the rate per annum at which cash dividends are payable on APS for any Rate Period.

         "Applicable Spread" has the meaning set forth on page [ ] of this prospectus.

         "APS" means the auction preferred shares with a par value of $.01 per share and a liquidation preference of $25,000 per share, plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared), of the Fund.

         "Auction" means a periodic operation of the Auction Procedures.

         "Auction Agent" means [ ], unless and until another commercial bank, trust company or other financial institution appointed by a resolution of the Board of Trustees of the Fund or a duly authorized committee thereof enters into an agreement with each to follow the Auction Procedures for the purpose of determining the Applicable Rate and to act as transfer agent, registrar, dividend disbursing agent and redemption agent for the APS.

         "Auction Agent Agreement" means the agreement entered into between the Fund and the Auction Agent which provides, among other things, that the Auction Agent will follow the Auction Procedures for the purpose of determining the Applicable Rate.

         "Auction Date" has the meaning set forth on page [ ] of this prospectus.

         "Auction Procedures" means the procedures for conducting Auctions set forth in Section 9 of the Fund's Statement contained in Appendix B to the Fund's Statement of Additional Information.

         "Available APS" has the meaning specified in Paragraph 9(d)(i) of the Auction Procedures.

         "Beneficial Owner" means a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or if applicable, the Auction Agent) as a holder of APS or a Broker-Dealer that holds APS for its own account.

         "Bid" has the meaning specified in Subsection 9(b)(i) of the Auction Procedures.

         "Bidder" has the meaning specified in Subsection 9(b)(i) of the Auction Procedures.

         "Board of Trustees" or "Board" means the Board of Trustees of the Fund.

         "Broker-Dealer" means any broker-dealer, or other entity permitted by law to perform the functions required of a Broker-Dealer in the Auction Procedures, that has been selected by the Fund and has entered into a Broker-Dealer Agreement with the Auction Agent that remains effective.

         "Broker-Dealer Agreement" means an agreement entered into between the Auction Agent and a Broker-Dealer pursuant to which such Broker-Dealer agrees to follow the Auction Procedures.

         "Business Day" means a day on which the New York Stock Exchange is open for trading and which is not a Saturday, Sunday or other day on which banks in New York City are authorized or obligated by law to close.

         "Cede & Co." means the nominee of DTC, and in whose name the shares of APS initially will be registered.

         "Code" means the Internal Revenue Code of 1986, as amended.

         "Common Shares" means the Common Shares, par value $.01 per share, of the Fund.

         "Date of Original Issue" means, with respect to each series of APS, the date on which such share first is issued by the Fund.

         "Declaration of Trust" means the Agreement and Declaration of Trust of the Fund.

         "Discounted Value" of any asset of each means with respect to a [ ] Eligible Asset and [ ] Eligible Asset, the quotient of the market value thereof divided by the applicable [ ] Discount Factor and [ ] Discount Factor.

         "Dividend Payment Date" has the meaning set forth on page [ ] of this prospectus.

         "DTC" means The Depository Trust Company.

         "Eligible Assets" means [ ] Eligible Assets and [ ] Eligible Assets.

         "Existing Holder" means a Broker-Dealer or any such other person as may be permitted by the Fund that is listed as the holder of record of APS in the records of the Auction Agent.

         "Fitch" means Fitch Ratings or its successors.

         "[ ] Eligible Assets" has the meaning set forth on page [ ] of this prospectus.

         "Financial Leverage" means, collectively, borrowing, issuance of debt securities and Preferred Shares, including the APS, by the Fund.

         "Fund" means TS&W / Claymore Tax-Advantaged Balanced Fund, a Delaware statutory trust that is the issuer of APS.

         "Governing Documents" means the Agreement and Declaration of Trust of the Fund and By-Laws of the Fund.

         "Hold Order" has the meaning specified in Subsection 9(b)(i) of the Auction Procedures.

         "Initial Dividend Payment Date" has the meaning set forth on the inside cover page of this prospectus.

         "Initial Rate Period" means, with respect to the APS, the period from and including the Date of Original Issue to but excluding the Initial Dividend Payment Date of the APS, as set forth on page [ ] of this prospectus.

         "IRS" means the Internal Revenue Service.

         "LIBOR" means the London Interbank Offered Rate.

         "LIBOR Dealers" means [ ] and such other dealer or dealers as the Fund may from time to time appoint, or, in lieu of any thereof, their respective affiliates or successors.

         "LIBOR Rate," on any Auction Date, means (i) the rate for deposits in U.S. dollars for the designated Rate Period, which appears on display page 3750 of Moneyline's Telerate Service ("Telerate Page 3750") (or such other page as may replace that page on that service, or such other service as may be selected by the LIBOR Dealers or their successors that are LIBOR Dealers) as of 11:00 a.m., London time, on the day that is the London Business Day preceding the Auction Date (the "LIBOR Determination Date"), or (ii) if such rate does not appear on Telerate Page 3750 or such other page as may replace such Telerate Page 3750, (A) the LIBOR Dealers shall determine the arithmetic mean of the offered quotations of the Reference Banks to leading banks in the London interbank market for deposits in U.S. dollars for the designated Rate Period in an amount determined by such LIBOR Dealers by reference to requests for quotations as of approximately 11:00 a.m. (London time) on such date made by such LIBOR Dealers to the Reference Banks, (B) if at least two of the Reference Banks provide such quotations, LIBOR Rate shall equal such arithmetic mean of such quotations, (C) if only one or none of the Reference Banks provide such quotations, LIBOR Rate shall be deemed to be the arithmetic mean of the offered quotations that leading banks in The City of New York selected by the LIBOR Dealers (after obtaining the Fund's approval) are quoting on the relevant LIBOR Determination Date for deposits in U.S. dollars for the designated Rate Period in an amount determined by the LIBOR Dealers (after obtaining the Fund's approval) that is representative of a single transaction in such market at such time by reference to the principal London offices of leading banks in the London interbank market; provided, however, that if one of the LIBOR Dealers does not quote a rate required to determine the LIBOR Rate, the LIBOR Rate will be determined on the basis of the quotation or quotations furnished by any substitute LIBOR Dealer or substitute LIBOR Dealers selected by the Fund to provide such rate or rates not being supplied by the LIBOR Dealer; provided further, that if the LIBOR Dealers and substitute LIBOR Dealers are required but unable to determine a rate in accordance with at least one of the procedures provided above, LIBOR Rate shall be LIBOR Rate as determined on the previous Auction Date. If the number of Rate Period days shall be (i) seven or more but fewer than 21 days, such rate shall be the seven-day LIBOR rate; (ii) more than 21 but fewer than 49 days, such rate shall be one-month LIBOR rate; (iii) 49 or more but fewer than 77 days, such rate shall be the two-month LIBOR rate; (iv) 77 or more but fewer than 112 days, such rate shall be the three-month LIBOR rate; (v) 112 or more but fewer than 140 days, such rate shall be the four-month LIBOR rate;
(vi) 140 or more but fewer than 168 days, such rate shall be the five-month LIBOR rate; (vii) 168 or more but fewer than 189 days, such rate shall be the six-month LIBOR rate; (viii) 189 or more but fewer than 217 days, such rate shall be the seven-month LIBOR rate; (ix) 217 or more but fewer than 252 days, such rate shall be the eight-month LIBOR rate; (x) 252 or more but fewer than 287 days, such rate shall be the nine-month LIBOR rate; (xi) 287 or more but fewer than 315 days, such rate shall be the ten-month LIBOR rate; (xii) 315 or more but fewer than 343 days, such rate shall be the eleven-month LIBOR rate; and (xiii) 343 or more but fewer than 365 days, such rate shall be the twelve-month LIBOR rate.

         "London Business Day" means any day on which commercial banks are generally open for business in London.

         "Long-Term Rate Period" has the meaning set forth on page [ ] of this prospectus.

         "Mandatory Redemption Price" has the meaning set forth on page [ ] of this prospectus.

         "Maximum Applicable Rate" has the meaning specified under "The Auctions--Orders by Beneficial Owners, Potential Beneficial Owners, Existing Holders and Potential Holders" in this prospectus.

         "Moody's" means Moody's Investors Service, Inc. or its successors.

         "[ ] Eligible Assets" has the meaning set forth on page [ ] of this prospectus.

         "Non-Call Period" has the meaning set forth under "Specific Redemption Provisions" below.

         "Non-Payment Period" has the meaning set forth on page [ ] of this prospectus.

         "Non-Payment Period Rate" has the meaning set forth on page [ ] of this prospectus.

         "Notice of Revocation" has the meaning set forth on page [ ] of this prospectus.

         "Notice of Special Rate Period" has the meaning set forth on page [ ] of this prospectus.

         "Optional Redemption Price" has the meaning set forth on page [ ] of this prospectus.

         "Order" has the meaning specified in Subsection 9(b)(i) of the Auction Procedures.

         "Potential Beneficial Owner" means a customer of a Broker-Dealer or a Broker-Dealer that is not a Beneficial Owner of APS but that wishes to purchase such shares, or that is a Beneficial Owner that wishes to purchase additional APS.

         "Potential Holder" means any Broker-Dealer or any such other person as may be permitted by the Fund, including any Existing Holder, who may be interested in acquiring APS (or, in the case of an Existing Holder, additional
APS).

         "Preferred Shares" means preferred shares of beneficial interest, par value $.01 per share, of the Fund.

         "Preferred Shares Basic Maintenance Amount" has the meaning set forth on page [ ] of this prospectus.

         "Preferred Shares Basic Maintenance Cure Date" has the meaning set forth on page of this prospectus.

         "Premium Call Period" has the meaning set forth under "Specific Redemption Provisions" below.

         "Reference Banks" means four major banks in the London interbank market selected by [ ] or its affiliates or successors or such other party as the Fund may from time to time appoint.

         "Reference Rate" means (i) with respect to a dividend period having 364 or fewer days, the LIBOR Rate and (ii) with respect to a dividend period having 365 or more days, the applicable U.S. Treasury Note Rate.

         "Request for Special Rate Period" has the meaning set forth on page [ ] of this prospectus.

         "Response" has the meaning set forth on page [ ] of this prospectus.

         ["Retroactive Taxable Allocation" has the meaning set forth on page [ ] of this prospectus.]

         "S&P" means Standard & Poor's Rating Group, a division of the McGraw Hill Companies, or its successors.

         "Securities Depository" means The Depository Trust Company and its successors and assigns or any successor securities depository selected by the Fund that agrees to follow the procedures required to be followed by such securities depository in connection with the APS.

         "Sell Order" has the meaning specified in Subsection 9(b)(i) of the Auction Procedures.

         "Short-Term Rate Period" has the meaning set forth on page [ ] this prospectus.

         "Special Rate Period" has the meaning set forth on page [ ] of this prospectus.

         "Specific Redemption Provisions" means, with respect to a Special Rate Period, either, or any combination of, (i) a period (a "Non-Call Period") determined by the Board of Trustees of the Fund, after consultation with the Auction Agent and the Broker-Dealers, during which the APS subject to such Rate Period shall not be subject to redemption at the option of the Fund and
(ii) a period (a "Premium Call Period"), consisting of a number of whole years and determined by the Board of Trustees of the Fund, after consultation with the Auction Agent and the Broker-Dealers, during each year of which the APS subject to such Rate Period shall be redeemable at the Fund's option at a price per share equal to $25,000 plus accumulated but unpaid dividends plus a premium expressed as a percentage of $25,000, as determined by the Board of Trustees of the Fund after consultation with the Auction Agent and the Broker-Dealers.

         "Statement" means the Statement of Preferences of Auction Market Preferred Shares of the Fund, dated , 2004 specifying the powers, preferences and rights of the APS. The Fund's Statement is contained in Appendix B to the Fund's Statement of Additional Information.

         "Submission Deadline" has the meaning specified in Subsection 9(a)(x) of the Auction Procedures.

         "Submitted Bid" has the meaning specified in Subsection 9(d)(i) of the Auction Procedures.

         "Submitted Hold Order" has the meaning specified in Subsection 9(d)(i) of the Auction Procedures.

         "Submitted Order" has the meaning specified in Subsection 9(d)(i) of the Auction Procedures.

         "Submitted Sell Order" has the meaning specified in Subsection 9(d)(i) of the Auction Procedures.

         "Subsequent Rate Period" means each Rate Period after the Initial Rate Period.

         "Substitute Rating Agency" and "Substitute Rating Agencies" shall mean a nationally recognized statistical rating organization or two nationally recognized statistical rating organizations, respectively, selected by the Investment Adviser and the Investment Sub-Adviser, or their respective affiliates and successors, after consultation with the Fund and the Broker-Dealers, to act as a substitute rating agency or substitute rating agencies, as the case may be, to determine the credit ratings of the APS.

         "Sufficient Clearing Bids" has the meaning specified in Subsection 9(d)(i) of the Auction Procedures.

         "Treasury Index Rate" means the average yield to maturity for actively traded marketable fixed interest rate U.S. government securities having the same number of 30-day periods to maturity as the length of the applicable Rate Period, determined, to the extent necessary, by linear interpolation based upon the yield for such securities having the next shorter and next longer number of 30-day periods to maturity treating all Rate Periods with a length greater than the longest maturity for such securities as having a length equal to such longest maturity, in all cases based upon data set forth in the most recent weekly statistical release published by the Board of Governors of the Federal Reserve System; provided, however, if the most recent such statistical release shall not have been published during the 15 days preceding the date of computation, the foregoing computations shall be based upon the average of comparable data as quoted to the Fund by at least three recognized dealers in U.S. government securities selected by the Fund.

         "Valuation Date" means, for purposes of determining whether the Fund is maintaining the Preferred Shares Basic Maintenance Amount, each Business Day commencing with , 2004.

         "Winning Bid Rate" has the meaning specified in Subsection 9(d)(i) of the Auction Procedures.

                                   APPENDIX A

                             RATINGS OF INVESTMENTS

Standard & Poor's Corporation

         A brief description of the applicable Standard & Poor's Corporation ("S&P") rating symbols and their meanings (as published by S&P) follows:

Long-Term Debt

         An S&P corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees. The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances. The ratings are based, in varying degrees, on the following considerations:

         1. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

         2. Nature of and provisions of the obligation; and

         3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Investment Grade

         AAA-Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         AA-Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

         A-Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB-Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Speculative Grade Rating

         Debt rated "BB", "B", "CCC", "CC" and "C" is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics these are outweighed by major uncertainties or major exposures to adverse conditions.

         BB-Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB" rating.

         B-Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB" rating.

         CCC-Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B" rating.

         CC-The rating "CC" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" debt rating.

         C-The rating "C" typically is applied to debt subordinated to senior debt which is assigned an actual or implied "CCC" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

         CI-The rating "CI" is reserved for income bonds on which no interest is being paid.

         D-Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

         Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

         r-The letter "r" is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities who's principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

         L-The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is Federally insured by the Federal Savings & Loan Insurance Corporation or the Federal Deposit Insurance Corporation.* In the case of certificates of deposit the letter "L" indicates that the deposit, combined with other deposits being held in the same right and capacity will be honored for principal and accrued pre-default interest up to the Federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

         NR-Indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Commercial Paper

         An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

         A-1-This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

         A-2-Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

         A-3-Issues carrying this designation have adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

         B-Issues rated "B" are regarded as having only speculative capacity for timely payment.

         C-This rating is as signed to short-term debt obligations with a doubtful capacity for payment.

         D-Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal Payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

         A commercial rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

Preferred Securities

         AAA-This is the highest rating that may be assigned to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

         AA-A preferred stock issue rated AA also qualifies as a high quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

         A-An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

         BBB-An issue rated BBB is regarded as backed by an adequate capacity to pay preferred stock obligations. Although it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for preferred stock in this category for issues in the A category.

         BB-As issue rated BB is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay the preferred stock obligation. While such issues will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's Investors Service, Inc.

         A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as published by Moody's) follows:

Long-Term Debt

         The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

         Aaa Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issuer.

         Aa Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

         A Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba, B, Caa, Ca, and C

         Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates some speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" represents a poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

         Con. (--)-Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

         (P)-When applied to forward delivery bonds, indicates that the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

         Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols, Aa1, A1, Ba1 and B1.

Short-Term Loans

         MIG 1/VMIG 1-This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

         MIG 2/VMIG 2-This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

         MIG 3/VMIG 3-This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well-established.

         MIG 4/VMIG 4-This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

         S.G.-This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

Commercial Paper

         Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

         o Leading market positions in well-established industries.

         o High rates of return on funds employed.

         o Conservative capitalization structures with moderate reliance on debt and ample asset protection.

         o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

         o Well-established access to a range of financial markets and assured sources of alternate liquidity.

         Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree.

         Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced.

         Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

         Issuers rated Not Prime do not fall within any of the Prime rating categories.

Preferred Securities Ratings

         aaa-Preferred stocks which are rated "aaa" are considered to be top quality. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

         aa-Preferred stocks which are rated "aa" are considered to be high grade. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

         a-Preferred stocks which are rated "a" are considered to be upper-medium grade. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

         baa-Preferred stocks which are rated "baa" are judged lover-medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

         ba-Preferred stocks which are rated "ba" are considered to have speculative elements and their future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

         Until , 2004 (25 days after the date of this prospectus), all dealers that buy, sell or trade the APS, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers' obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

         Until , 2004 (25 days after the date of this prospectus), all dealers that buy, sell or trade the APS, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers' obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

[TS&W Logo]                                                   [Claymore Logo]

                                  $

                                 TS&W / Claymore
                          Tax-Advantaged Balanced Fund
                        Auction Preferred Shares ("APS")
                            [ ] Shares, Series M[7]
                            [ ] Shares, Series T[28]
                    Liquidation Preference $25,000 Per Share



                                   PROSPECTUS








                                 _________, 2004

[Flag]

The information in this Statement of Additional Information is incomplete and may be changed. The Statement of Additional Information is not a prospectus. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities, and we are not soliciting offers to buy these securities, in any state where the offer or sale is not permitted.

   SUBJECT TO COMPLETION -- PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION
                                     DATED
                                  MAY 3, 2004


                  TS&W / Claymore Tax-Advantaged Balanced Fund
                           __________________________
                      STATEMENT OF ADDITIONAL INFORMATION

         TS&W / Claymore Tax-Advantaged Balanced Fund (the "Fund") is a diversified, closed-end management investment company. The Fund's primary investment objective is to provide a high level of total after-tax return, including attractive tax-advantaged income..

         This Statement of Additional Information ("SAI") is not a prospectus, but should be read in conjunction with the prospectus for the Fund dated __________, 2004. Investors should obtain and read the prospectus prior to purchasing APS. A copy of the prospectus may be obtained without charge, by calling the Fund at [ ].

         The prospectus and this SAI omit certain of the information contained in the registration statement filed with the Securities and Exchange Commission, Washington, D.C. The registration statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed, or inspected at the Securities and Exchange Commission's office or via its website (www.sec.gov) at no charge. Capitalized terms used but not defined herein have the meanings ascribed to them in the prospectus.

                                TABLE OF CONTENTS

                                                                        Page
The Fund.................................................................
Investment Objective and Policies........................................
Investment Restrictions..................................................
Management of the Fund...................................................
Portfolio Transactions...................................................
Portfolio Turnover.......................................................
Dividends And Distributions on Common Shares.............................
Taxation.................................................................
General Information......................................................
Appendix A: Proxy Voting Procedures......................................A-1
Appendix B: Statement of Preferences of Auction Preferred Shares.........B-1
Report of Independent Auditors...........................................FS-1
Financial Statements for Fund............................................FS-2







      This Statement of Additional Information is dated __________, 2004.

                                    THE FUND

         The Fund is a recently organized, closed-end, diversified, management investment company organized under the laws of the State of Delaware. The Fund's common shares of beneficial interest, par value $.01 (the "Common Shares"), are listed on the New York Stock Exchange under the symbol "TYW." Claymore Advisors, LLC (the ''Investment Adviser'') serves as the investment adviser of the Fund. The Investment Adviser has retained Thompson, Siegel & Walmsley, Inc. (the ''Investment Sub-Adviser'') to act as the investment sub-adviser for the portion of the Fund's assets allocated to equity and income securities.

                        INVESTMENT OBJECTIVE AND POLICIES

Additional Investment Policies

         The following information supplements the discussion of the Fund's investment objective, policies and techniques that are described in the Prospectus. The Fund may make the following investments, among others, some of which are part of its principal investment strategies and some of which are not. The principal risks of the Fund's principal strategies are discussed in the Prospectus. The Fund may not buy all of the types of securities or use all of the investment techniques that are described.

         Under normal market conditions, the Fund invests in a portfolio consisting primarily of (i) debt securities and other obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which is exempt from regular federal income tax and which is not a preference item for purposes of the alternative minimum tax (''municipal securities'') and (ii) common stocks and preferred securities (''equity securities'') that pay dividends which, for individual shareholders, qualify for U.S. federal income taxation at rates applicable to long-term capital gains, which are currently taxed at a maximum rate of 15% (''tax-qualified dividends''). The Fund invests at least 50%, and may invest up to 60%, of its total assets in municipal securities (the ''Municipal Securities Portfolio''). The Fund invests at least 40%, and may invest up to 50%, of its total assets in equity securities and other income securities (the ''Equity and Income Securities Portfolio''). In connection with the foregoing policy, in normal market conditions the Fund will invest at least 25% of its total assets in equity securities. Under normal market conditions, the Fund will invest at least 80% of its total assets in a portfolio of municipal securities and equity securities that are eligible to pay tax-advantaged dividends. Investments in equity securities that do not qualify to pay tax-qualified dividends and non-municipal debt securities are not a principal investment strategy. The Fund is not limited in the types of equity and other securities in which it may invest.

         The Fund's total return will consist of a combination of (i) interest income exempt from regular U.S. federal income tax (''tax-exempt income''), (ii) tax-qualified dividends, (iii) capital appreciation and (iv) other taxable income. We cannot assure you, however, as to what percentage of the dividends paid on the APS, if any, will consist of tax-qualified dividends or long-term capital gains, both of which are taxed at lower rates for individuals than ordinary income. Only the portion of a distribution from the Fund derived from tax-exempt income will be exempt from regular U.S. federal income tax. Consequently, the Fund seeks to achieve its objective of a high level of after-tax return by investing in a combination of assets producing a yield that is favorable on an after-tax basis and which also offers the potential for capital appreciation through participation in the equity markets. Distributions from sources other than interest income from the Fund's portfolio of municipal securities, including capital gain distributions, are not exempt from regular U.S. federal income tax.

Municipal Obligations

         Municipal Notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer's receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes, construction loan notes, bank notes and commercial paper.

         o Tax Anticipation Notes (''TANs'') are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. A weakness in an issuer's capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could adversely affect the issuer's ability to meet its obligations on outstanding TANs.

         o Revenue Anticipation Notes (''RANs'') are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. In general, they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

         o Bond Anticipation Notes (''BANs'') are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the Funds needed for repayment of the notes. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer's access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

         o Tax and Revenue Anticipation Notes combine the Funding sources of both tax anticipation notes and revenue anticipation notes.

         o Construction Loan Notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default.

         o Bank Notes are notes issued by local government bodies and agencies, such as those described above to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied but they are frequently issued to meet short-term working capital or capital project needs. These notes have risks similar to the risks associated with TANs and RANs.

         o Tax-Exempt Commercial Paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by state and local governments and their agencies to finance working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, tax-exempt commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions. Payment of principal and interest on issues of tax-exempt commercial paper may be made from various sources, to the extent the Funds are available therefrom. Maturities of tax-exempt commercial paper generally will be shorter that the maturities of TANs, BANs or RANs. There is a limited secondary marked for issues of tax-exempt commercial paper.

         Certain municipal bonds carry variable or floating rates of interest whereby the rate of interest is not fixed but varies with changes in specified market rates or indices, such as a bank prime rate or a tax-exempt market index. While the various types of notes described above as a group currently represent the major portion of the tax-exempt note market, other types of notes are or may become available in the marketplace and the Fund may invest in such other types of notes to the extent permitted under its investment objective, policies and limitations. Such notes may be issued for different purposes and may be secured differently from those mentioned above.

         Municipal Bonds with Credit Enhancements. The Fund may invest in municipal bonds with credit enhancements such as letters of credit, municipal bond insurance and Standby Bond Purchase Agreements (''SBPAs''). Letters of credit are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying municipal bond should default. Municipal bond insurance, which is usually purchased by the bond issuer from a private, non-governmental insurance company, provides an unconditional and irrevocable guarantee that the insured bond's principal and interest will be paid when due. The insurance only entitles the Fund to receive the face or par value of the securities held by the Fund. The insurance does not guarantee the market value of the municipal securities or the value of the shares of the Fund. The Fund may utilize new issue or secondary market insurance. A bond issuer who wishes to increase the credit rating of a security purchases a new issue insurance policy. By paying a premium and meeting the insurer's underwriting standards, the bond issuer is able to obtain a high credit rating (usually, Aaa from Moody's Investors Service, Inc. (''Moody's'') or AAA from Standard & Poor's Ratings Group (''S&P'')) for the issued security. Such insurance is likely to increase the purchase price and resale value of the security. New issue insurance policies are non-cancelable and continue in force as long as the bonds are outstanding. A secondary market insurance policy is purchased by an investor subsequent to a bond's original issuance and generally insures a particular bond for the remainder of its term. An SBPA is a liquidity facility provided to pay the purchase price of bonds that cannot be re-marketed. The obligation of the liquidity provider (usually a bank) is only to advance Funds to purchase tendered bonds that cannot be re-marketed and does not cover principal or interest under any other circumstances. The liquidity provider's obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower.

         Zero-Coupon Bonds and Step-Ups. Zero-coupon securities are debt obligations that do not entitle the holder to any periodic payments of interest either for the entire life of the obligation or for an initial period after the issuance of the obligations. Like zero-coupon bonds, ''step-up'' bonds pay no interest initially but eventually begin to pay a coupon rate prior to maturity, which rate may increase at stated intervals during the life of the security. Each of these instruments is typically issued and traded at a deep discount from its face amount. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of zero-coupon bonds and step-ups generally are more volatile than the market prices of debt instruments that pay interest currently and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of securities having similar maturities and credit quality. In order to satisfy a requirement for qualification as a ''regulated investment company'' under the Internal Revenue Code of 1986, as amended (the ''Code''), an investment company, such as the Fund, must distribute each year at least 90% of its net investment income, including the original issue discount accrued on zero-coupon bonds and step-ups. Because the Fund will not on a current basis receive cash payments from the issuer of these securities in respect of any accrued original issue discount, in some years the Fund may have to distribute cash obtained from selling other portfolio holdings of the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Fund to sell securities at such time. Under many market conditions, investments in zero-coupon bonds and step-ups may be illiquid, making it difficult for the Fund to dispose of them or determine their current value.

         Structured Notes and Hybrid Instruments. The Fund may invest in ''structured'' notes, which are debt obligations the principal and/or interest on which is determined by reference to the performance of a benchmark asset, market or interest rate, such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indices reflecting taxable and tax-exempt bonds. Depending on the terms of the note, the Fund may forgo all or part of the interest and principal that would be payable on a comparable conventional note. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. The Fund currently intends that any use of structured notes will be for the purpose of reducing the interest rate sensitivity of the Fund's portfolio (and, thereby, decreasing the Fund's exposure to interest rate risk) and, in any event, that the interest income on the notes will normally be exempt from regular federal income tax. Like other sophisticated strategies, the Fund's use of the structured notes may not work as intended; for example, the change in the value of structured notes may not match very closely the change in the value of the bonds that the structured notes were purchased to hedge.

         The Fund may invest in other types of ''hybrid'' instruments that combine the characteristics of securities, futures, and options. For example, the principal amount or interest of a hybrid could be tied (positively or negatively) to the price of some securities index or another interest rate (each a ''benchmark''). The interest rate or (unlike many debt obligations) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. Hybrids can be used as an efficient means of pursuing a variety of investment goals, including duration management and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events that cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of the Fund.

Debt Securities Selection--Equity and Income Securities Portfolio

         In selecting fixed income securities for the Equity and Income Securities Portfolio, the Investment Sub-Adviser, gives primary consideration to the Fund's investment objective, the attractiveness of the market for debt securities given the Investment Sub-Adviser's outlook for the equity markets and the Fund's liquidity requirements. The Investment Sub-Adviser selects individual securities based on broad economic factors and issuer specific factors including the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues), liquidity and rating, sector and issuer diversification.

Convertible Debt Securities

         The Fund may invest in convertible debt securities, which are debt obligations convertible at a stated exchange rate or formula into common stock or other equity securities of or owned by the issuer. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently may be of higher quality and entail less risk than the issuer's common stock. As with all debt securities, the market values of convertible securities tend to increase when interest rates decline and, conversely, tend to decline when interest rates increase. Income payments received by the Fund on convertible debt securities will not be eligible for treatment as tax-qualified dividends.

Debt Securities Rating Criteria

         Investment grade debt securities are those rated ''BBB'' or higher by Standard & Poor's or the equivalent rating of other nationally recognized statistical rating organizations. Debt securities rated BBB are considered medium grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken the issuer's ability to pay interest and repay principal. If the rating of an investment grade debt security falls below investment grade, the Investment Sub-Adviser will consider if any action is appropriate in light of the Fund's investment objective and policies.

         Below investment grade debt securities are those rated ''BB'' and below by Standard & Poor's or the equivalent rating of other nationally recognized statistical rating organizations. See Appendix A to the prospectus for a description of rating categories.

         Below investment grade debt securities or comparable unrated securities are commonly referred to as ''junk bonds'' and are considered predominantly speculative and may be questionable as to principal and interest payments. Changes in economic conditions are more likely to lead to a weakened capacity to make principal payments and interest payments. The amount of high yield securities outstanding has proliferated as an increasing number of issuers have used high yield securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of lower quality securities will have an adverse effect on the Fund's net asset value to the extent that it invests in such securities. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.

         The secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund's ability to dispose of a particular security when necessary to meet its liquidity needs. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's net asset value.

         Since investors generally perceive that there are greater risks associated with lower quality debt securities of the type in which the Fund may invest a portion of its assets, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

         Lower rated and comparable unrated debt securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. However, lower rated securities generally involve greater risks of loss of income and principal than higher rated securities. The Investment Sub-Adviser will attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments.

U.S. Government Securities

         U.S. government securities in which the Fund may invest include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. government, including the Federal Housing Administration, Federal Financing Bank, Farmers Home Administration, Export-Import Bank of the U.S., Small Business Administration, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association (''FNMA''), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association, Resolution Trust Corporation and various institutions that previously were or currently are part of the Farm Credit System (which has been undergoing reorganization since 1987). Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks; (ii) the discretionary authority of the U.S. government to purchase the agency's obligations, such as securities of the FNMA; or (iii) only the credit of the issuer. No assurance can be given that the U.S. government will provide financial support in the future to U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include:
(i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; and (ii) participations in loans made to non-U.S. governments or other entities that are so guaranteed. The secondary market for certain of these participations is limited and, therefore, may be regarded as illiquid.

         U.S. government securities may include zero coupon securities that may be purchased when yields are attractive and/or to enhance portfolio liquidity. Zero coupon U.S. government securities are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon U.S. government securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service, but generally require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than U.S. government securities that make regular payments of interest. The Fund accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations, in which case the Fund will forgo the purchase of additional income producing assets with these Funds. Zero coupon U.S. government securities include STRIPS and CUBES, which are issued by the U.S. Treasury as component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.

Warrants and Stock Purchase Rights

         The Fund may invest in warrants, which are securities permitting, but not obligating, their holder to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holders to purchase, and they do not represent any rights in the assets of the issuer.

         The Fund may also invest in stock purchase rights. Stock purchase rights are instruments, frequently distributed to an issuer's shareholders as a dividend, that entitle the holder to purchase a specific number of shares of common stock on a specific date or during a specific period of time. The exercise price on the rights is normally at a discount from market value of the common stock at the time of distribution. The rights do not carry with them the right to dividends or to vote and may or may not be transferable. Stock purchase rights are frequently used outside of the United States as a means of raising additional capital from an issuer's current shareholders.

         As a result, an investment in warrants or stock purchase rights may be considered more speculative than certain other types of investments. In addition, the value of a warrant or a stock purchase right does not necessarily change with the value of the underlying securities, and warrants and stock purchase rights expire worthless if they are not exercised on or prior to their expiration date.

When-Issued, Delayed Delivery and Forward Commitment Transactions

         The Fund may purchase and sell securities, including U.S. government securities, on a when-issued, delayed delivery or forward commitment basis. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made, although the Fund may earn income on securities it has segregated. See ''Asset Segregation.''

         When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund's other investments. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

         When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. The Fund may dispose of or renegotiate a transaction after it is entered into, and may sell when-issued, delayed delivery or forward commitment securities before they are delivered, which may result in a capital gain or loss. There is no percentage limitation on the extent to which the Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis.

Short Sales Against the Box

         The Fund may sell securities short ''against the box.'' A short sale involves the Fund borrowing securities from a broker and selling the borrowed securities. The Fund has an obligation to return securities identical to the borrowed securities to the broker. In a short sale against the box, the Fund at all times owns an equal amount of the security sold short or securities convertible into or exchangeable for, with or without payment of additional consideration, an equal amount of the security sold short. The Fund intends to use short sales against the box to hedge. For example, when the Fund believes that the price of a current portfolio security may decline, the Fund may use a short sale against the box to lock in a sale price for a security rather than selling the security immediately. In such a case, any future losses in the Fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position.

         If the Fund effects a short sale against the box at a time when it has an unrealized gain on the security, it may be required to recognize that gain as if it had actually sold the security (a ''constructive sale'') on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale provided that certain other conditions are satisfied. Uncertainty regarding certain tax consequences of effecting short sales may limit the extent to which the Fund may make short sales against the box. Dividends received by the Fund on securities with respect to which the Fund is obligated to make related payments with respect to positions in substantially similar or related property pursuant to short sales will not be eligible for treatment as tax-qualified dividends.

Asset Segregation

         The Investment Company Act of 1940, as amended (the ''1940 Act'') requires that the Fund segregate assets in connection with certain types of transactions that may have the effect of leveraging the Fund's portfolio. If the Fund enters into a transaction requiring segregation, such as a forward commitment, the custodian or the Investment Adviser will segregate liquid assets in an amount required to comply with the 1940 Act. Such segregated assets will be valued at market daily. If the aggregate value of such segregated assets declines below the aggregate value required to satisfy the 1940 Act, additional liquid assets will be segregated.

Interest Rate and Hedging Transactions

         Interest Rate Swaps, Collars, Caps and Floors. In order to hedge the value of the Fund's portfolio against interest rate fluctuations or to enhance the Fund's income, the Fund may, but is not required to, enter into various interest rate transactions such as interest rate swaps and the purchase or sale of interest rate caps and floors. To the extent that the Fund enters into these transactions, the Fund expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these transactions primarily as a hedge and not as a speculative investment. However, the Fund also may invest in interest rate swaps to enhance income or to increase the Fund's yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short-term and long-term interest rates). The Fund is not required to hedge its portfolio and may choose not to do so. The Fund cannot guarantee that any hedging strategies it uses will work.

         In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments). For example, if the Fund holds a debt instrument with an interest rate that is reset only once each year, it may swap the right to receive interest at this fixed rate for the right to receive interest at a rate that is reset every week. This would enable the Fund to offset a decline in the value of the debt instrument due to rising interest rates but would also limit its ability to benefit from falling interest rates. Conversely, if the Fund holds a debt instrument with an interest rate that is reset every week and it would like to lock in what it believes to be a high interest rate for one year, it may swap the right to receive interest at this variable weekly rate for the right to receive interest at a rate that is fixed for one year. Such a swap would protect the Fund from a reduction in yield due to falling interest rates and may permit the Fund to enhance its income through the positive differential between one week and one year interest rates, but would preclude it from taking full advantage of rising interest rates.

         The Fund usually will enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis, and an amount of cash or liquid instruments having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian. If the interest rate swap transaction is entered into on other than a net basis, the full amount of the Fund's obligations will be accrued on a daily basis, and the full amount of the Fund's obligations will be maintained in a segregated account by the Fund's custodian.

         The Fund also may engage in interest rate transactions in the form of purchasing or selling interest rate caps or floors. The Fund will not sell interest rate caps or floors that it does not own. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest equal to the difference of the index and the predetermined rate on a notional principal amount (i.e., the reference amount with respect to which interest obligations are determined although no actual exchange of principal occurs) from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest at the difference of the index and the predetermined rate on a notional principal amount from the party selling such interest rate floor. The Fund will not enter into caps or floors if, on a net basis, the aggregate notional principal amount with respect to such agreements exceeds the net assets of the Fund.

         Typically, the parties with which the Fund will enter into interest rate transactions will be broker-dealers and other financial institutions. The Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the Investment Adviser to be equivalent to such rating. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with other similar instruments traded in the interbank market. Caps and floors, however, are less liquid than swaps. Certain federal income tax requirements may limit the Fund's ability to engage in interest rate swaps.

Credit Default Swap Agreements

         The Fund may enter into credit default swap agreements. The ''buyer'' in a credit default contract is obligated to pay the ''seller'' a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the ''par value'' (full notional value) of the reference obligation in exchange for the reference obligation. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no event of default occurs, the Fund loses its investment and recovers nothing. However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation.

         Credit default swaps involve greater risks than if the Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks. The Fund will enter into swap agreements only with counterparties who are rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the Investment Adviser to be equivalent to such rating. A buyer also will lose its investment and recover nothing should an event of default occur. If an event of default were to occur, the value of the reference obligation received by the seller, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. When the Fund acts as a seller of a credit default swap agreement it is exposed to many of the same risks of leverage described under ''Risk factors--Leverage'' and ''Leverage'' in the prospectus since if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation.

         If the Fund enters into a credit default swap, the Fund may be required to report the swap as a ''listed transaction'' for tax shelter reporting purposes on the Fund's federal income tax return. If the Internal Revenue Service (the ''IRS'') were to determine that the credit default swap is a tax shelter, the Fund could be subject to penalties under the Code.

         The Fund may in the future employ new or additional investment strategies and hedging instruments if those strategies and instruments are consistent with the Fund's investment objective and are permissible under applicable regulations governing the Fund. Futures Contracts and Options on Futures Contracts

         To hedge against changes in interest rates or securities prices or to seek to increase total return, the Fund may purchase and sell various kinds of futures contracts, and purchase and write (sell) call and put options on any of such futures contracts. The Fund may also enter into closing purchase and sale transactions with respect to any of such contracts and options. The futures contracts may be based on various securities (such as U.S. government securities), securities indices and other financial instruments and indices. The Fund will engage in futures and related options transactions for bona fide hedging and non-hedging purposes as described below. All futures contracts entered into by the Fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission (the ''CFTC'').

         Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

         When interest rates are rising or securities prices are falling, the Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, the Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

         Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities will usually be liquidated in this manner, the Fund may instead make, or take, delivery of the underlying securities whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

         Hedging Strategies. Hedging, by use of futures contracts, seeks to establish with more certainty the effective price, rate of return on portfolio securities and securities that the Fund owns or proposes to acquire. The Fund may, for example, take a ''short'' position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund's portfolio securities. If, in the opinion of the Investment Adviser, there is a sufficient degree of correlation between price trends for the Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategies. Although under some circumstances prices of securities in the Fund's portfolio may be more or less volatile than prices of such futures contracts, the Investment Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

         On other occasions, the Fund may take a ''long'' position by purchasing futures contracts. This may be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices then available in the market to be less favorable than prices that are currently available.

         Options on Futures Contracts. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

         The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund's assets. By writing a call option, the Fund becomes obligated, in exchange for the premium, to sell a futures contract (if the option is exercised), which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium that may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated to purchase a futures contract (if the option is exercised) that may have a value lower than the exercise price. Thus, the loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The Fund will incur transaction costs in connection with the writing of options on futures.

         The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be effected. The Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

         Other Considerations. The Fund will engage in futures and related options transactions only for bona fide hedging or non-hedging purposes in accordance with CFTC regulations, which permit principals of an investment company registered under the 1940 Act to engage in such transactions without registering as commodity pool operators. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or which the Fund expects to purchase. Except as stated below, the Fund's futures transactions will be entered into for traditional hedging purposes--i.e., futures contracts will be sold to protect against a decline in the price of that the Fund owns, or futures contracts will be purchased to protect the Fund against an increase in the price of securities it intends to purchase. As evidence of this hedging intent, the Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

         As an alternative to literal compliance with the bona fide hedging definition, a CFTC regulation permits the Fund to elect to comply with a different test, under which the sum of the amounts of initial margin deposits on the Fund's existing non-hedging futures contracts and premiums paid for options on futures entered into for non-hedging purposes (net of the amount the positions are ''in the money'') would not exceed 5% of the market value of the Fund's total assets. The Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Code for maintaining its qualification as a regulated investment company for federal income tax purposes.

         Futures contracts and related options involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to purchase securities, require the Fund to segregate assets to cover such contracts and options.

         While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while the Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates or securities prices may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

Options on Securities and Securities Indices

         The Fund may purchase put and call options on any security in which it may invest or options on any securities index based on securities in which it may invest. The Fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it has purchased.

         Writing Call and Put Options on Securities. A call option written by the Fund obligates the Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. All call options written by the Fund are covered, which means that the Fund will own the securities subject to the options as long as the options are outstanding, or the Fund will use the other methods described below. The Fund's purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, the Fund may forgo the opportunity to profit from an increase in the market price of the underlying security.

         A put option written by the Fund would obligate the Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. All put options written by the Fund would be covered, which means that the Fund would have segregated assets with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for the Fund. However, in return for the option premium, the Fund accepts the risk that it may be required to purchase the underlying security at a price in excess of its market value at the time of purchase.

         Call and put options written by the Fund will also be considered to be covered to the extent that the Fund's liabilities under such options are wholly or partially offset by its rights under call and put options purchased by the Fund. In addition, a written call option or put may be covered by entering into an offsetting forward contract and/or by purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position.

         Writing Call and Put Options on Securities Indices. The Fund may also write (sell) covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.

         The Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional consideration if cash in such amount is segregated) upon conversion or exchange of other securities in its portfolio. The Fund may cover call and put options on a securities index by segregating assets with a value equal to the exercise price.

         Purchasing Call and Put Options. The Fund would normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. The Fund would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

         The Fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio (''protective puts'') or in securities in which it may invest. The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund's holdings. Put options may also be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities that it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.

         The Fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as ''closing purchase transactions.''

         Risks of Trading Options. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option, or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of its segregated assets until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

         Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (the ''OCC'') may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange, if any, that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

         The Fund may purchase and sell options that are traded on U.S. exchanges and options traded over the counter with broker-dealers who make markets in these options. The ability to terminate over-the- counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations.

         Transactions by the Fund in options on securities and indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options that the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Investment Adviser or the Investment Sub-Adviser. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

         The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on the Investment Adviser's or the Investment Sub-Adviser's ability to predict future price fluctuations and the degree of correlation between the options and securities markets.

         The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price movements can take place in the underlying markets that cannot be reflected in the options markets.

         In addition to the risks of imperfect correlation between the Fund's portfolio and the index underlying the option, the purchase of securities index options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost. This could occur as a result of unanticipated movements in the price of the securities comprising the securities index on which the option is based.

Portfolio Turnover

         It is the policy of the Fund not to engage in trading for short-term profits although portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater transaction costs which must be borne by the Fund and its shareholders.

                             INVESTMENT RESTRICTIONS

         The Fund operates under the following restrictions that constitute fundamental policies. These fundamental policies, as well as the investment objective of the Fund and the Fund's policy of investing at least 80% of its total assets in a portfolio of municipal securities and equity securities that are eligible to pay tax-advantaged dividends, except as otherwise noted, cannot be changed without the affirmative vote of the holders of a majority of the outstanding voting securities of the Fund voting together as a single class, which is defined by the 1940 Act as the lesser of (i) 67% or more of the Fund's voting securities present at a meeting, if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy; or
(ii) more than 50% of the Fund's outstanding voting securities. Except as otherwise noted, all percentage limitations set forth below apply immediately after a purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations does not require any action. The Fund may not:

         1. Issue senior securities nor borrow money, except the Fund may issue senior securities or borrow money to the extent permitted by applicable law.

         2. Act as an underwriter of securities issued by others, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under applicable securities laws.

         3. Invest in any security if, as a result, 25% or more of the value of the Fund's total assets, taken at market value at the time of each investment, are in the securities of issuers in any particular industry except (a) securities issued or guaranteed by the U.S. government and its agencies and instrumentalities or tax-exempt securities of state and municipal governments or their political subdivisions, (b) when the Fund has taken a temporary defensive position, or (c) as otherwise permitted by applicable law.

         4. Purchase or sell real estate except that the Fund may: (a) acquire or lease office space for its own use, (b) invest in securities of issuers that invest in real estate or interests therein or that are engaged in or operate in the real estate industry, (c) invest in securities that are secured by real estate or interests therein, (d) purchase and sell mortgage-related securities,
(e) hold and sell real estate acquired by the Fund as a result of the ownership of securities and (f) as otherwise permitted by applicable law.

         5. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Fund from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by applicable law.

         6. Make loans of money or property to any person, except (a) to the extent that securities or interests in which the Fund may invest are considered to be loans, (b) through the loan of portfolio securities in an amount up to one-third of the Fund's total assets, (c) by engaging in repurchase agreements or (d) as may otherwise be permitted by applicable law.

         7. Invest in a manner inconsistent with its classification as a "diversified company" as provided by the 1940 Act, the rules and regulations promulgated by the SEC under the 1940 Act or an exemption or other relief from provisions of the 1940 Act applicable to the Fund.

         For purposes of applying the limitation set forth in restriction (3) above, securities of the U.S. government, its agencies, or instrumentalities, and securities backed by the credit of a governmental entity are not considered to represent industries. However, obligations backed only by the assets and revenues of non-governmental issuers may for this purpose be deemed to be issued by such nongovernmental issuers. Thus, the 25% limitation would apply to such obligations. It is nonetheless possible that the Fund may invest more than 25% of its total assets in a broader economic sector of the market for municipal obligations, such as revenue obligations of hospitals and other health care facilities or electrical utility revenue obligations. In addition, for the purpose of applying the limitation set forth in restriction (3), a non-governmental issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental issuer, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a municipal bond is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such municipal bond will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of the Fund's assets that may be invested in municipal bonds insured by any given insurer.

         Governmental issuers of municipal securities are not considered part of any ''industry.''

         All other investment policies of the Fund are considered non-fundamental and may be changed by the Board of Trustees without prior approval of the Fund's outstanding voting shares.

         The Fund has not adopted a fundamental policy prohibiting or limiting the Fund's use of short sales, purchases on margin and the writing of put and call options. The Fund is subject, however, to the limitations on its use of these investments under the 1940 Act and the rules and interpretive positions of the SEC under the 1940 Act. Certain other non-fundamental investment policies are included in the Prospectus under ''Investment Objective and Principal Investment Strategies'' and this SAI under ''Investment Objective and Policies.''

         Under one provision of the 1940 Act, the Fund may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. Other provisions of the 1940 Act may allow the Fund to invest a greater percentage of its assets in other investment companies subject to certain conditions. As a shareholder in any investment company, the Fund will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's advisory fees and other expenses with respect to assets so invested. Holders of common shares would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein and in the prospectus. As described in the prospectus in the section entitled ''Risks,'' the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

         In addition, to comply with U.S. federal income tax requirements for qualification as a ''regulated investment company,'' the Fund's investments will be limited in a manner such that at the close of each quarter of each tax year,
(a) no more than 25% of the value of the Fund's total assets are invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of a single issuer or two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses and (b) with regard to at least 50% of the Fund's total assets, the securities (other than U.S. government securities or securities of other regulated investment companies) of a single issuer do not represent more than 5% of the value of the Fund's total assets and do not represent more than 10% of the outstanding voting securities of such issuer. These tax-related limitations may be changed by the trustees to the extent appropriate in light of changes to applicable tax requirements.

         The Fund does not currently intend to acquire insurance coverage on municipal securities held in the Fund's portfolio (''Fund Insured Bonds''), if, after any such acquisition 10% or more of the Fund's total assets are represented by Fund Insured Bonds insured by the same insurance company or a related group of insurance companies. If Fund Insured Bonds insured by a single insurance company or related group of insurance companies represents more than 10% but less than 25% of the Fund's total assets, the Fund undertakes that it will amend its registration statement under the 1940 Act to include summary financial information and the credit ratings with respect to such insurance company or group of insurance companies. If Fund Insured Bonds insured by a single insurance company or related group of insurance companies represents 25% or more of the Fund's total assets, the Fund undertakes that it will amend its registration statement under the 1940 Act to include audited financial statements and an auditors' consent of such insurance company or group of insurance companies. The foregoing limitation and undertakings do not apply to insurance on any municipal securities at the time of the issuance of such municipal security or any secondary market insurance that was acquired by a prior holder of any municipal security in the Fund's portfolio.


                             MANAGEMENT OF THE FUND

Trustees and Officers

         Overall responsibility for management and supervision of the Fund rests with its Board of Trustees. The Board of Trustees approves all significant agreements between the Fund and the companies that furnish the Fund with services, including agreements with the Investment Adviser, who has delegated responsibility for services regarding the Fund's assets allocated to the Equity and Income Securities Portfolio to the Investment Sub-Adviser. The day-to-day operations of the Fund are delegated to the Investment Adviser and Investment Sub-Adviser.

         The trustees are divided into three classes. Trustees serve until their successors have been duly elected.

         Following is a list of the names, ages, addresses, present positions, length of time served with the Fund, principal occupations during the past five years and other directorships held by the trustee.

INDEPENDENT TRUSTEES:

                                            Term of                                Number of
                                            Office                                 Funds in
                                              and              Principal            Fund
                              Held         Length of           Occupation         Complex (2)           Other
Name (and Age) and          with the         Time           During Past Five       Overseen         Directorships
Business Address(1)           Fund          Served               Years            by Trustee       Held by Trustee
-----------------------    ------------    -----------     -------------------    ------------    ------------------
Robert M Hamje (61)        Trustee         Trustee         Presently                   1
105 Greentree Road                         since 2004      retired. Advisor
Chagrin Falls, OH                                          to the Cleveland
44022                                                      Foundation
                                                           Investment
                                                           Committee.
                                                           Formerly,
                                                           President and
                                                           Chief Investment
                                                           Officer of TRW
                                                           Investment
                                                           Management
                                                           Company
                                                           (1990-2003).

L. Kent Moore (47)         Trustee         Trustee         Formerly,                   1
5460 South Quebec                          since 2004      Portfolio Manager
Street                                                     and Vice
Suite 230                                                  President of
Greenwood Village,                                         Janus Capital
CO  80111                                                  Corp. (2000-2002)
                                                           and Senior
                                                           Analyst/Portfolio
                                                           Manager of
                                                           Marisco Capital
                                                           Management
                                                           (1997-1999).

Ronald A. Nyberg (50)      Trustee         Trustee         Founding partner            3          Trustee, Advent
200 East 5th Avenue                        since 2004      of Nyberg &                            Claymore
Suite 113                                                  Gustafson, a law                       Convertible
Naperville, IL  60563                                      firm                                   Securities and
                                                           specializing  in                       Income Fund,
                                                           Corporate Law,                         MBIA
                                                           Estate Planning                        Capital/Claymore
                                                           and Business                           Managed Duration
                                                           Transactions from                      Investment Grade
                                                           2000-present.                          Municipal Income
                                                           Formerly,                              Fund, Western
                                                           Executive Vice                         Asset/Claymore
                                                           President,                             U.S. Treasury
                                                           General Counsel                        Inflation
                                                           and Corporate                          Protected
                                                           Secretary of Van                       Securities Fund,
                                                           Kampen                                 Dreman/Claymore
                                                           Investments                            Dividend &
                                                           (1982-1999).                           Income Fund and
                                                           Director,                              Western
                                                           Juvenile Diabetes                      Asset/Claymore
                                                           Research                               U.S. Treasury
                                                           Foundation,                            Inflation
                                                           Chicago Chapter,                       Protected
                                                           and Edward                             Securities Fund
                                                           Hospital                               2.
                                                           Foundation,
                                                           Naperville, IL.
                                                           Trustee North
                                                           Park University,
                                                           Chicago,

Ronald E. Toupin, Jr.      Trustee         Trustee         Formerly, Vice              3          Trustee, Advent
(44)                                       since 2004      President,                             Claymore
117 Ashland Avenue                                         Manager and                            Convertible
River Forest, IL                                           Portfolio Manager                      Securities and
60305                                                      of Nuveen Asset                        Income Fund,
                                                           Management                             MBIA
                                                           (1998-1999), Vice                      Capital/Claymore
                                                           President of                           Managed Duration
                                                           Nuveen Investment                      Investment Grade
                                                           Advisory                               Municipal Fund,
                                                           Corporation                            Western
                                                           (1992-1999), Vice                      Asset/Claymore
                                                           President and                          U.S. Treasury
                                                           Manager of Nuveen                      Inflation
                                                           Unit Investment                        Protected
                                                           Trusts                                 Securities Fund,
                                                           (1991-1999), and                       Dreman/Claymore
                                                           Assistant Vice                         Dividend &
                                                           President and                          Income Fund and
                                                           Portfolio Manager                      Western
                                                           of Nuveen Unit                         Asset/Claymore
                                                           Investment Trusts                      U.S. Treasury
                                                           (1988-1999), each                      Inflation
                                                           of John Nuveen &                       Protected
                                                           Company, Inc.                          Securities Fund
                                                           (1982-1999).                           2.

INTERESTED TRUSTEES:
                                            Term of                               Number of
                                            Office                                Funds in
                              Position        and               Principal           Fund
                                Held       Length of           Occupation         Complex (2)           Other
Name (and Age) and             with          Time           During Past Five       Overseen         Directorships
Business Address (1) (2)      the Fund      Served               Years            by Trustee       Held by Trustee
--------------------------    ---------    -----------     -------------------    ------------    ------------------
Nicholas Dalmaso (39)         Trustee      Trustee         Senior Managing             3          Trustee, Advent
210 N. Hale Street            and          since 2004      Director and                           Claymore Equity
Wheaton, IL 60187             Chief                        General Counsel                        Income Fund,
                              Legal                        of Claymore                            Dreman/Claymore
                              and                          Advisors, LLC and                      Dividend &
                              Executive                    Claymore                               Income Fund,
                              Officer                      Securities, Inc.                       MBIA
                                                           from                                   Capital/Claymore
                                                           2001-present.                          Managed Duration
                                                           Manager, Claymore                      Investment Grade
                                                           Fund Management                        Municipal Fund,
                                                           Company, LLC,                          Western
                                                           Vice President                         Asset/Claymore
                                                           Boyar Value Fund.                      U.S. Treasury
                                                           Formerly,                              Inflation
                                                           Assistant General                      Protection
                                                           Counsel, John                          Securities Fund,
                                                           Nuveen and                             F&C Claymore
                                                           Company Inc.                           Preferred
                                                           (1999-2000).                           Securities &
                                                           Former Vice                            Income Fund,
                                                           President and                          Inc., Flaherty &
                                                           Associate General                      Crumrine/Claymore
                                                           Counsel of Van                         Total Return
                                                           Kampen                                 Fund and
                                                           Investment, Inc.                       Western/Asset
                                                           (1992-1999).                           Claymore U.S.
                                                                                                  Treasury
                                                                                                  Inflation
                                                                                                  Protected
                                                                                                  Securities Fund
                                                                                                  2.

Scott F. Powers (44)          Trustee      Trustee         Chief Executive             1          Director,
200 Clarendon Street                       since 2004      Officer of Old                         Acadian Asset
T-53                                                       Mutual (U.S.)                          Management,
Boston, MA 02116                                           Holdings Inc.,                         Analytic
                                                           Chief Executive                        Investors, Inc.,
                                                           Officer of Old                         Barrow Hanley,
                                                           Mutual Asset                           Mewhinney &
                                                           Managers (U.S.)                        Strauss, Inc.,
                                                           LLC. Prior to                          Finlay, Inc.,
                                                           2001, Executive                        Dwight Asset
                                                           Vice President of                      Management
                                                           Sales and                              Company,
                                                           Marketing and                          eSecLending LLC,
                                                           Product                                Integra Capital
                                                           Development at                         Financial
                                                           Mellon                                 Corporation,
                                                           Institutional                          Integra Capital
                                                           Asset Management,                      Management
                                                           Chief Operating                        Corporation,
                                                           Officer and head                       Integra Capital
                                                           of marketing and                       Quebec
                                                           client service                         Corporation, Old
                                                           for The Boston                         Mutual Asset
                                                           Company Asset                          Managers (US)
                                                           Management                             LLC, Old Mutual
                                                           (1989-1999).                           Asset Management
                                                           Financial Advisor                      Charitable
                                                           for Dean Witter                        Foundation,
                                                           (1985-1989).                           Inc., Old Mutual

                                                                                                  (US) Holdings Inc.,
                                                                                                  Pilgrim Baxter &
                                                                                                  Associates, Ltd.,
                                                                                                  Provident Investment
                                                                                                  Counsel, Inc., Rogge
                                                                                                  Global Partners plc,
                                                                                                  Thompson, Siegel &
                                                                                                  Walmsley, Inc., United
                                                                                                  Investments Co., Ltd.
                                                                                                  and UAM (Japan) Inc.

(1)      After a trustee's initial term, each trustee is expected to serve a three year term concurrent with the class of
         Trustees for which he serves.

         --Messrs. Dalmaso and Hamje, as Class I Trustees, are expected to stand for re-election at the Fund's 2005 annual meeting of shareholders. [Messrs. Dalmaso and Hamje will act as the Fund's Preferred Shares trustees.]

         --Messrs. Moore and Nyberg, as Class II Trustees, are expected to stand for re-election at the Fund's 2006 annual meeting of shareholders.

         --Messrs. Toupin and Powers, as Class III Trustees, are expected to stand for re-election at the Fund's 2007 annual meeting of shareholders.

(2)      As of the date of this SAI, there are three funds, including the Fund, in the "fund complex."


           OFFICERS:
                                                                         Principal Occupation
Name and Age                        Position                          During the Past Five Years
----------------------------    ------------------    ------------------------------------------------------------
Steven M. Hill (39)             Chief Financial       Vice President of Claymore Advisors, LLC and Claymore
210 N. Hale Street              Officer, Chief        Securities, Inc. Previously, Treasurer of Henderson Global
Wheaton, IL 60187               Accounting            Funds and Operations Manager for Henderson Global
                                Officer and           Investors (NA) Inc. (200-2003); Managing Director,
                                Treasurer             FrontPoint Partners LLC (2001-2002); Vice President,
                                                      Nuveen Investments
                                                      (1999-2001); Chief
                                                      Financial Officer, Skyline
                                                      Asset Management LP,
                                                      (1999); Vice President,
                                                      Van Kampen Investments and
                                                      Assistant Treasurer, Van
                                                      Kampen mutual funds
                                                      (1989-1999).

Matthew J. Applestein (42)      Vice President        Director of Investment Services of Old Mutual (US)
200 Clarendon Street                                  Holdings Inc. Previously, Senior Vice President of
T-53                                                  Consulting Relationships for Fidelity Management Trust
Boston, MA 02116                                      Company. Prior to Fidelity, Mr. Applestein was employed by
                                                      Coopers & Lybrand.

Vincent R. Giordano (56)        Vice President        Senior Managing Director of Claymore Advisors, LLC.
210 N. Hale Street                                    Previously, Senior Vice President and Portfolio Manager of
Wheaton, IL 60187                                     Merrill Lynch Asset Management, Inc.  (1985-2001).
Heidimarie Gregoriev (32)       Secretary             Assistant General Counsel and Vice President of Claymore
210 N. Hale Street                                    Securities, Inc. Previously, Legal Counsel for Henderson
Wheaton, IL 60187                                     Global Investors N/A Inc., Associate of Gardner, Carton &
                                                      Douglas LLP.

George Gregorio (55)            Vice President        Managing Director of Claymore Advisors, LLC. Previously,
210 N. Hale Street                                    Sell Side Analyst for JB Hanauer & Co.
Wheaton, IL 60187

Kevin M. Hunt (51)              Vice President        Executive Vice President and Chief Sales & Marketing
200 Clarendon Street                                  Officer of Old Mutual (US) Holdings Inc. Prior to 2002,
T-53                                                  Mr. Hunt was a Managing Director at Morgan Stanley.
Boston, MA 02116

Anne S. Kochevar (40)           Vice President        Vice President, Compliance of Claymore Advisors, LLC and
210 N. Hale Street                                    Claymore Securities, Inc. Previously, Advertising
Wheaton, IL 60187                                     Principal, Allstate Financial Services, LLC, Compliance
                                                      Coordinator for Nuveen Investments and Vice President and
                                                      Director of Compliance for Van Kampen Investments.

Roberto W. Roffo (38)           Vice President        Managing Director of Claymore Advisors, LLC. Previously,
210 N. Hale Street                                    Director and Vice President of Merrill Lynch Investment
Wheaton, IL 60187                                     Managers.

Eric Wimer (36)                 Vice President        Senior Product Manager of Old Mutual (US) Holdings Inc.
200 Clarendon Street                                  (2001-present). Previously, Senior Vice President of UAM
T-53                                                  Investment Services (1997-2001).
Boston, MA 02116

         The trustees serving on the Fund's Nominating and Governance Committee are Messrs. Hamje, Moore, Nyberg and Toupin. The Nominating and Governance Committee is responsible for recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating and Governance Committee would consider recommendations by shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Fund. The Fund does not have a standing compensation committee.

         Messrs. Hamje, Moore and Toupin, who are not "interested persons" of the Fund as defined in the 1940 Act, serve on the Fund's Audit Committee. The Audit Committee is generally responsible for reviewing and evaluating issues related to the accounting and financial reporting policies and internal controls of the Fund and, as appropriate, the internal controls of certain service providers, overseeing the quality and objectivity of the Fund's financial statements and the audit thereof and acting as a liaison between the Board of Trustees and the Fund's independent accountants.

         Messrs. Dalmaso and Powers serve on the Fund's Executive Committee.

Remuneration of Trustees and Officers

         The Fund pays each trustee who is not affiliated with the Investment Adviser or the Investment Manager or their respective affiliates a fee of $12,000 per year plus $1,000 per Board meeting a and $500 per committee meeting attended, together with each trustee's actual out-of-pocket expenses relating to attendance at such meetings.

         The table below shows the estimated compensation that is contemplated to be paid to trustees for the Fund's fiscal year ended December 31, 2004.

                                                                                                    Total
                                                                       Pension or               Compensation
                                                                       Retirement               from the Fund
                                             Aggregate                  Benefits                  and Fund
                                             Estimated              Accrued as Part                Complex
                                            Compensation                   of                      Paid to
Name (1)                                  from the Fund(2)          Fund Expenses(2)             Trustee(3)
--------------------------------          -----------------         -----------------          ----------------
Robert Hamje                                  $18,000                     None                     $18,000
L. Kent Moore                                 $18,000                     None                     $18,000
Ronald A. Nyberg                              $18,000                     None                     $41,500
Ronald E. Toupin, Jr.                         $18,000                     None                     $41,500

(1) Trustees not entitled to compensation are not included in the table.

(2) The Fund does not accrue or pay retirement or pension benefits to trustees as of the date of this SAI.

(3) As of the date of this SAI, there are three funds, including the Fund, in the "fund complex."

Trustee Ownership of Securities of the Fund and Other Funds in the Fund Complex

         The trustees of the Fund do not own any securities of the Fund as of the date of this SAI. The trustees of the Fund do not own any securities of the other funds in the fund complex as of the date of this SAI.

Indemnification Of Officers And Trustees; Limitations On Liability

         The Governing Documents of the Fund provide that the Fund will indemnify its trustees and officers and may indemnify its employees or agents against liabilities and expenses incurred in connection with litigation in which they may be involved because of their positions with the Fund, to the fullest extent permitted by law. However, nothing in the Governing Documents of the Fund protects or indemnifies a trustee, officer, employee or agent of the Fund against any liability to which such person would otherwise be subject in the event of such person's willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her position.

Investment Advisory Agreement

         Claymore Advisors, LLC acts as the Fund's investment adviser pursuant to a investment advisory agreement with the Fund (the ''Investment Advisory Agreement''). The Investment Adviser, subject to the supervision of the Board of Trustees, is responsible for managing, either directly or through others selected by the Investment Adviser, the investments of the Fund. The Investment Adviser also furnishes to the Board of Trustees periodic reports on the investment performance of the Fund.

         Under the terms of the Investment Advisory Agreement, subject to such policies as the trustees may determine, the Investment Adviser, at its expense, furnishes continuously an investment program for the Fund and makes investment decisions on behalf of the Fund and places all orders for the purchase and sale of portfolio securities subject always to the Fund's investment objective, policies and restrictions: provided that, so long as the Investment Sub-Adviser serve as sub-adviser for the Fund, the Investment Adviser's obligation under the Investment Advisory Agreement with respect to the Fund includes, subject always to the control of the Board of Trustees, to oversee the Investment Sub-Adviser in their day-to-day portfolio management of the Equity and Income Securities Portfolio of the Fund and to make periodic determinations as to how the Fund's assets should be allocated for investment among the Investment Adviser and the Investment Sub-Adviser.

         As compensation for its services, the Fund pays the Investment Adviser a fee, payable monthly, in an annual amount equal to .70% of the Fund's average daily total assets (including the assets attributable to the proceeds from Financial Leverage) minus liabilities (other than liabilities related to Financial Leverage) (the ''Managed Assets''). The liquidation preference of the Preferred Shares, is not a liability. Under the terms of the investment sub-advisory agreement (the ''Investment Sub-Advisory Agreement'') between the Investment Adviser and the Investment Sub-Adviser, the Investment Adviser pays to the Investment Sub-Adviser monthly a fee at the annual rate of .42% of the Fund's average daily total managed assets attributable to the Equity and Income Securities Portfolio. Pursuant to an agreement between the Investment Adviser and the Investment Sub-Adviser, in the event that the Investment Sub-Adviser is terminated for any reason, other than for fraud or gross negligence, the Investment Adviser (and not the Fund) will pay to the Investment Sub-Adviser a lump sum payment equal to the greater of (i) the amount paid to the Investment Sub-Adviser for the 12 months preceding such termination or (ii) .189% of the Fund's Managed Assets as of the date of termination in either case subject to adjustment as agreed by the parties to such agreement.

         The Investment Advisory Agreement was approved by the sole shareholder of the Fund and was approved by the trustees of the Fund (including the trustees who are not ''interested persons'' of the Fund or the Investment Adviser) prior to the date of this SAI. Pursuant to its terms, the Investment Advisory Agreement continues until two years from the commencement of the Fund's investment operations and from year to year thereafter if approved annually (i) by the Fund's Board of Trustees or by the holders of a majority of its outstanding voting securities and (ii) by a majority of the Trustees who are not ''interested persons'' (as defined in the 1940 Act) of any party to the Investment Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement terminates automatically on its assignment and may be terminated without penalty on 60 days written notice at the option of either party thereto or by a vote of a majority (as defined in the 1940 Act) of the Fund's outstanding shares.

         The Investment Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, the Investment Adviser is not liable for any error or judgment or mistake of law or for any loss suffered by the Fund. As part of the Investment Advisory Agreement, the Fund has agreed that the name ''Claymore'' is the Investment Adviser's property, and that in the event the Investment Adviser ceases to act as the investment manager of the Fund, the Fund will change its name to one not including ''Claymore.''

Investment Sub-Advisory Agreement

         The Investment Sub-Adviser acts as the Fund's investment sub-adviser for the Fund's assets allocated for investment in the Equity and Income Securities Portfolio pursuant to the Investment Sub- Advisory Agreement with the Investment Adviser. Under the terms of the Investment Sub-Advisory Agreement, subject always to the control of the Board of Trustees and the supervision of the Investment Adviser, the Investment Sub-Adviser's obligation is to furnish continuously an investment program for the Equity and Income Securities Portfolio of the Fund, to make investment decisions with respect to the Equity and Income Securities Portfolio on behalf of the Fund and to place all orders for the purchase and sale of portfolio securities and all other investments in the Equity and Income Securities Portfolio for the Fund.

         The Investment Sub-Adviser manages the Fund's assets specifically allocated to the Equity and Income Securities Portfolio in accordance with the Fund's stated investment objective and policies, makes investment decisions for the Fund, places orders to purchase and sell securities on behalf of the Fund and manages its other business and affairs, all subject to the supervision and direction of the Fund's Board of Trustees and the Investment Adviser.

         The Investment Sub-Advisory Agreement was approved by the sole shareholder of the Fund and was approved by the trustees of the Fund (including the trustees who are not ''interested persons'' of the Fund, the Investment Adviser or the Investment Sub-Adviser) prior to the date of this SAI. Pursuant to its terms, the Investment Sub-Advisory Agreement continues until two years from the commencement of the Fund's investment operations and from year to year thereafter if approved annually (i) by the Fund's Board of trustees or by the holders of a majority of its outstanding voting securities and (ii) by a majority of the trustees who are not ''interested persons'' (as defined in the 1940 Act) of any party to the Investment Sub-Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Investment Sub-Advisory Agreement terminates automatically on its assignment and may be terminated without penalty on 60 days written notice at the option of either party thereto or by a vote of a majority (as defined in the 1940 Act) of the Fund's outstanding shares.

         The Investment Sub-Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, the Investment Sub-Adviser is not liable for any error or judgment or mistake of law or for any loss suffered by the Fund. As part of the Investment Sub-Advisory Agreement, the Fund has agreed that the name ''TS&W'' is the Investment Sub-Adviser's property, and that in the event the Investment Sub-Adviser ceases to act as the sub-adviser of the Equity and Income Securities Portfolio of the Fund, the Fund will change its name to one not including ''TS&W.''

Approval of the Investment Advisory Agreement

         In approving the Investment Advisory Agreement, the Fund's Board of Trustees, including the non-interested Trustees, considered in general the nature, quality and scope of services to be provided by the Investment Adviser. The Board of Trustees, including the non-interested trustees, met with representatives of the Investment Adviser and the Investment Sub-Adviser, who described the Fund's investment objective and policies and discussed the Fund's target portfolio, as described in the Prospectus. Vincent Giordano, portfolio manager for the Investment Adviser, informed the Board of Trustees of his extensive 24 years of experience with municipal securities investing at Merrill Lynch Investment Management. Mr. Giordano explained the capabilities of his portfolio team, including Roberto Roffo, who, in his previous experience, managed over $4 billion of leveraged municipal bond funds, and Charles Noona and George Gregorio, who each have over 30 years of experience with municipal securities. Mr. Giordano discussed with the Board of Trustees the team's process of sector analysis and yield spread analysis in selecting securities for investment. In addition to considering this information, the Board of Trustees also considered the portfolio management team's weekly investment committee meetings where the team will discuss the current market situation and recommendations for investments. In addition, the Board of Trustees inquired about the portfolio management team's monitoring system and discussed with Mr. Giordano the benefits of the team's internal Bloomberg system, its Charles River system and its own monitoring system to monitor the Fund's municipal securities investments.

         In addition to discussing the abilities and processes of the portfolio management team, the Board of Trustees also reviewed the experience of the Investment Adviser as investment adviser to one other closed-end investment company, its affiliated entity's experience as a shareholder servicing agent to various closed-end investment companies and its relationships with specialists, including Merrill Lynch, Pierce, Fenner & Smith Incorporated. In this review, the Board of Trustees looked at the Investment Adviser's Form ADV, latest financial information and current organizational chart. As part of its analysis of the Investment Adviser, the Board of Trustees also considered the personnel of the Investment Adviser who will be responsible for compliance, investment advisory oversight and the performance monitoring of the portfolio management teams of the Investment Adviser and the Investment Sub-Adviser. Particularly in light of the previous experience of these personnel in performing similar tasks, the Board of trustees concluded that the Investment Adviser's personnel and portfolio management team are well qualified to serve the Fund in the functions proposed.

         Prior to approving the proposed investment advisory fee, the Board of Trustees reviewed and discussed with the Investment Adviser materials prepared and distributed in advance by the Investment Adviser regarding the comparability of the proposed investment advisory fee with the fees of similar investment companies. For comparison, the Board of Trustees was presented with a fee from
(i) the only other closed-end investment company known by the Investment Adviser to have the same investment objective and policies as the Fund and (ii) three open-end investment companies with a similar investment objective and policies. The average investment advisory fee for this group, excluding one fund that the Investment Adviser believes to have an anomalistic investment advisory fee, is ..78%. Further, the Board of Trustees reviewed the investment advisory fees of several closed-end municipal funds and as well as closed-end equity and income funds that the Investment Adviser believes to be respectively representative. The Investment Adviser also presented an average of each of these investment advisory fees, which is as follows: (i) closed-end municipal funds: .56% and
(ii) closed-end equity and income funds: .90%. The Investment Adviser also presented to the Board of Trustees the average of the investment advisory fees of these closed-end municipal funds weighted in the same proportion that the Fund's assets will be invested in municipal securities (46%) added to the average of the closed-end equity and income funds weighted in the same proportion that the Fund's assets will be invested in equity and income securities (54%). This average is .752%.

         In addition, the Investment Adviser presented to the Board of Trustees the total expense ratios for the same representative sample of closed-end and open-end funds. Excluding 12b-1 fees for all open-end funds and also excluding the anomalistic fund discussed previously, the average total expense ratio for the representative sample is 1.16%, compared with the proposed estimated total expense ratio for the Fund of .90%. The Board of Trustees, after reviewing the totality of the information presented, including the investment advisory oversight role of the Investment Adviser, its compliance oversight, its day-to-day portfolio management of the Fund's municipal securities investments, and its monitoring of the Fund's entire portfolio, concluded that the proposed investment advisory fee of .70% is fair and reasonable for the Fund and that the Investment Advisory Agreement is in the best interests of the Fund and its shareholders.

         The trustees who are not interested persons of the Investment Adviser or the Investment Sub- Adviser met separately with their independent counsel to discuss their fiduciary responsibilities in general and also with respect to the approval of investment advisory agreements. In their discussion and review of the Investment Advisory Agreement, the non-interested trustees discussed the proposed investment advisory fees, the proposed allocation of that fee among the Investment Adviser and the Investment Sub-Adviser, the services to be provided by the Investment Adviser, the personnel and experience of the Investment Adviser and the oversight role of the Investment Adviser. Based on this review, the non-interested Trustees also concluded that the proposed investment advisory fee is fair and reasonable for the Fund and that the Investment Advisory Agreement is in the best interests of the Fund and its shareholders.

Approval of Investment Sub-Advisory Agreement

         In approving the Investment Sub-Advisory Agreement, the Fund's Board of Trustees, including the non-interested Trustees, considered in general the nature, quality and scope of services to be provided by the Investment Sub-Adviser. The Board of Trustees, including the non-interested Trustees, met with representatives of the Investment Adviser and the Investment Sub-Adviser, who described the Fund's investment objective and policies and discussed the Fund's target portfolio, as described in the Prospectus. Paul Ferwerda, portfolio manager for the Investment Sub-Adviser, discussed with the Board of Trustees his experience, his education and his position as a chartered financial analyst. Mr. Ferwerda discussed TS&W operating as an Investment Adviser for 34 years, its current management of $4.5 billion in assets and its specialization in domestic large and small capitalization equity investments and fixed income investments. Mr. Ferwerda also informed the Board of Trustees that key investment personnel are under contract with the Investment Sub-Adviser. Further, Mr. Ferwerda discussed the philosophy of the Investment Sub-Adviser's team, which focuses on a value oriented style overall and is based on fundamental security analysis and a disciplined approach to stock selection.

         In evaluating the fees to be paid by the Investment Adviser to the Investment Sub-Adviser, the Board of Trustees discussed with the Investment Sub-Adviser the fees that it typically receives in similar circumstances, which the Investment Sub-Adviser said were comparable to the fees proposed to be received from the Investment Adviser for its services to the Fund.

         The trustees who are not interested persons of the Investment Adviser or the Investment Sub- Adviser met separately with their independent counsel to discuss their fiduciary responsibilities in general and also with respect to the approval of investment advisory agreements. In their discussion and review of the Investment Sub-Advisory Agreement, the non-interested trustees discussed the allocation of the proposed investment advisory fee between the Investment Adviser and the Investment Sub-Adviser, the services to be provided by the Investment Sub-Adviser and the personnel and experience of the Investment Sub-Adviser. The Board of Trustees, including the non-interested Trustees, after reviewing the totality of the information presented, including the day-to-day portfolio management of the Fund's equity and income securities investments and the experience and philosophy of the Investment Sub-Adviser's team, concluded that the Investment Sub-Advisory Agreement is in the best interests of the Fund and its shareholders. Based on this review, the non-interested trustees also concluded that the proposed investment sub-advisory fee is fair and reasonable for the Fund and that the Investment Sub-Advisory Agreement is in the best interests of the Fund and its shareholders.


                             PORTFOLIO TRANSACTIONS

         Subject to policies established by the Board of Trustees of the Fund, the Investment Adviser, with respect to the assets allocated to the Municipal Securities Portfolio, and the Investment Sub-Adviser, with respect to the assets allocated to the Equity and Income Securities Portfolio, are responsible for placing purchase and sale orders and the allocation of brokerage on behalf of the Fund. Transactions in equity securities are in most cases effected on U.S. stock exchanges and involve the payment of negotiated brokerage commissions. In general, there may be no stated commission in the case of securities traded in over-the-counter markets, but the prices of those securities may include undisclosed commissions or mark-ups. Principal transactions are not entered into with affiliates of the Fund. The Fund has no obligations to deal with any broker or group of brokers in executing transactions in portfolio securities. In executing transactions, the Investment Adviser and Investment Sub-Adviser seek to obtain the best price and execution for the Fund, taking into account such factors as price, size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. While the Investment Adviser and the Investment Sub-Adviser generally seek reasonably competitive commission rates, the Fund does not necessarily pay the lowest commission available.

         Subject to obtaining the best price and execution, brokers who provide supplemental research, market and statistical information to the Investment Adviser, the Investment Sub-Adviser or their affiliates may receive orders for transactions by the Fund. The term ''research, market and statistical information'' includes advice as to the value of securities, and advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser and the Investment Sub-Adviser under the Investment Advisory Agreement and the Investment Sub-Advisory Agreement, respectively, and the expenses of the Investment Adviser and the Investment Sub-Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. Such information may be useful to the Investment Adviser and the Investment Sub-Adviser and their affiliates in providing services to clients other than the Fund, and not all such information is used by the Investment Adviser or the Investment Sub-Adviser in connection with the Fund. Conversely, such information provided to the Investment Adviser and the Investment Sub-Adviser and their affiliates by brokers and dealers through whom other clients of the Investment Adviser and the Investment Sub-Adviser and their affiliates effect securities transactions may be useful to the Investment Adviser or the Investment Sub-Adviser in providing services to the Fund.

         Although investment decisions for the Fund are made independently from those of the other accounts managed by the Investment Adviser and the Investment Sub-Adviser and their affiliates, investments of the kind made by the Fund may also be made by those other accounts. When the same securities are purchased for or sold by the Fund and any of such other accounts, it is the policy of the Investment Adviser and Investment Sub-Adviser and their affiliates to allocate such purchases and sales in the manner deemed fair and equitable to all of the accounts, including the Fund.

                               PORTFOLIO TURNOVER

         Portfolio turnover rate is calculated by dividing the lesser of an investment company's annual sales or purchases of portfolio securities by the monthly average value of securities in its portfolio during the year, excluding portfolio securities the maturities of which at the time of acquisition were one year or less. A high rate of portfolio turnover involves correspondingly greater brokerage commission expense than a lower rate, which expense must be borne by the Fund and indirectly by its shareholders. A higher rate of portfolio turnover may also result in taxable gains being passed to shareholders sooner than would otherwise be the case. The Fund anticipates that its annual portfolio turnover rate will be less than 100%.

                  DIVIDENDS AND DISTRIBUTIONS ON COMMON SHARES

Managed Distribution Policy

         In order to allow its holders of Common Shares to realize a predictable, but not assured, level of cash flow and some liquidity periodically on their investment without having to sell Common Shares, the Fund has adopted a policy (which may be modified at any time by its Board of Trustees) of paying quarterly distributions on its Common Shares at a rate that represents a fixed percentage of the initial public offering price on an annualized basis, and an additional distribution on an annual basis of any realized income in excess of the quarterly distributions for that year.

         The Fund's dividend policy as described above requires exemptive relief from the Securities and Exchange Commission prior to its implementation. There is no assurance that the Fund would be able to obtain the necessary exemptive relief.

         The Fund expects that dividends paid on the Common Shares will consist of (i)tax-exempt income, (ii) qualified dividend income (income from domestic and certain foreign corporations), (iii) long-term capital gain (gain from the sale of a capital asset held longer than 12 months) and (iv) investment company taxable income, short-term capital gain and income from certain hedging and interest rate transactions. For individuals, the maximum federal income tax rate on qualified dividend income is currently 15%, on long-term capital gains is currently 15% and on other types of income is currently 35%. These tax rates are scheduled to apply through 2008. Higher tax rates will be reimposed after 2008 unless further legislative action by Congress is taken. We cannot assure you as to what percentage of the dividends paid on the Common Shares, if any, will consist of qualified dividend income or long-term capital gains, which are taxed at lower rates for individuals than ordinary income. If, for any calendar year, the Fund's total distributions exceed net investment income and net realized capital gain (any such excess, the "Excess"), the Excess distributed from the Fund's assets would generally be treated as a tax-free return of capital up to the amount of the common shareholder's basis in his or her Common Shares.

         Pursuant to the requirements of the 1940 Act, in the event the Fund makes distributions from sources other than income, a notice will accompany each quarterly distribution with respect to the estimated source of the distribution made. Such notices will describe the portion, if any, of the quarterly dividend which, in the Fund's good faith judgment, constitutes long-term capital gain, short-term capital gain, investment company taxable income or a return of capital. The actual character of such dividend distributions for federal income tax purposes, however, will only be determined finally by the Fund at the close of its fiscal year, based on the Fund's full year performance and its actual net investment company taxable income and net capital gains for the year, which may result in a recharacterization of amounts distributed during such fiscal year from the characterization in the quarterly estimates.

Level Rate Dividend Policy

         Until such time, if any, that the Fund obtains the necessary exemptive relief to implement the Managed Distribution Policy described above, the Fund intends to make regular quarterly cash distributions to holders of Common Shares at a fixed rate per Common Share based on its projected performance, which rate may be adjusted from time to time ("Level Rate Dividend Policy"). The Fund's ability to maintain a Level Rate Dividend Policy will depend on a number of factors, including the stability of income received from its investments and dividends paid on Preferred Shares and interest and required principal payments on Borrowings, if any.

         Quarterly dividends will be paid in February, May, August and November of each year. Initial distributions to holders of Common Shares are expected to be declared and paid approximately 90 days from the completion of the offering of Common Shares, depending upon market conditions. Over time, all the net investment income of the Fund will be distributed. The net income of the Fund will consist of all dividend and interest income accrued on portfolio assets less all expenses of the Fund. Expenses of the Fund will be accrued each day. See "Taxation."

         To permit the Fund to maintain more stable monthly distributions, the Fund may initially distribute less than the entire amount of the net investment income earned in a particular period. The undistributed net investment income may be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular monthly period may be more or less than the amount of net investment income actually earned by the Fund during the period and the Fund may have to sell a portion of its investment portfolio to make a distribution at a time when independent investment judgment might not dictate such action. Undistributed net investment income is included in the Common Shares' net asset value, and, correspondingly, distributions from net investment income will reduce the Common Shares' net asset value.

                                    TAXATION

         The following discussion is a brief summary of certain U.S. federal income tax considerations affecting the Fund and its shareholders. No attempt is made to present a detailed explanation of all federal, state, local and foreign tax concerns affecting the Fund and its shareholders (including shareholders owning a large position in the Fund), and the discussions set forth here and in the prospectus do not constitute tax advice. Investors are urged to consult their own tax advisers with any specific questions relating to federal, state, local and foreign taxes. The discussion reflects applicable tax laws of the United States as of the date of this SAI, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the ''IRS'') retroactively or prospectively.

Taxation of the Fund

         The Fund intends to elect to be treated and to qualify annually as a regulated investment company under Subchapter M of the Code (a ''RIC''). Accordingly, the Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (ii) diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. government securities, the securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the market value of the Fund's total assets is invested in the securities of any issuer (other than U.S. government securities and the securities of other RICs) or of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses.

         As a RIC, the Fund generally is not subject to U.S. federal income tax on income and gains that it distributes each taxable year to shareholders, if it distributes at least 90% of the sum of the Fund's (i) investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than any net long-term capital gain, reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) its net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions). The Fund intends to distribute at least annually substantially all of such income.

         Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% federal excise tax at the Fund level. To avoid the tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year,
(ii) 98% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Fund's fiscal year), and
(iii) certain undistributed amounts from previous years on which the Fund paid no U.S. federal income tax. While the Fund intends to distribute any income and capital gain in the manner necessary to minimize imposition of the nondeductible 4% federal excise tax, there can be no assurance that sufficient amounts of the Fund's taxable income and capital gain will be distributed to avoid entirely the imposition of the tax. In that event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirement.

         A distribution will be treated as paid during the calendar year if it is paid during the calendar year or declared by the Fund in October, November or December of the year, payable to shareholders of record on a date during such a month and paid by the Fund during January of the following year. Any such distributions paid during January of the following year will be deemed to be received on December 31 of the year the distributions are declared, rather than when the distributions are received.

         If the Fund were unable to satisfy the 90% distribution requirement or otherwise were to fail to qualify as a RIC in any year, it would be taxed in the same manner as an ordinary corporation and distributions to the Fund's shareholders would not be deductible by the Fund in computing its taxable income. To qualify again to be taxed as a RIC in a subsequent year, the Fund would be required to distribute to its shareholders its earnings and profits attributable to non-RIC years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS. In addition, if the Fund failed to qualify as a RIC for a period greater than one taxable year, then the Fund would be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to elect to be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a RIC in a subsequent year.

         Based, in part, on a lack of present intention on the part of the Fund to redeem the AMPS at any time in the future, the Fund intends to take the position that under present law the AMPS will constitute stock of the Fund, and distributions by the Fund with respect to its AMPS (other than distributions in redemption of AMPS that are treated as exchanges of stock under Section 302(b) of the Code) thus will constitute dividends to the extent of the Fund's current and accumulated earnings and profits as calculated for federal income tax purposes. It is possible, however, that the IRS might take a contrary position, asserting, for example, that the AMPS constitute debt of the Fund. If this position were upheld, the discussion of the treatment of distributions below would not apply. Instead, distributions by the Fund to holders of AMPS would constitute interest, whether or not they exceeded the earnings and profits of the Fund, would be included in full in the income of the recipient and would be taxed as ordinary income.

         Gain or loss on the sales of securities by the Fund will be long-term capital gain or loss if the securities have been held by the Fund for more than one year. Gain or loss on the sale of securities held for one year or less will be short-term capital gain or loss.

         Investments by the Fund in certain ''passive foreign investment companies'' (''PFICs'') could subject the Fund to U.S. federal income tax (including interest charges) on certain distributions or dispositions with respect to those investments which cannot be eliminated by making distributions to shareholders. Elections may be available to the Fund to mitigate the effect of this tax, but such elections generally accelerate the recognition of income without the receipt of cash. Dividends paid by PFICs will not qualify for the reduced tax rates discussed below under ''Taxation of Shareholders.''

         The Fund may invest in debt obligations purchased at a discount with the result that the Fund may be required to accrue income for U.S. federal income tax purposes before amounts due under the obligations are paid. The Fund may also invest in securities rated in the medium to lower rating categories of nationally recognized rating organizations, and in unrated securities (''high yield securities''). A portion of the interest payments on such high yield securities may be treated as dividends for certain U.S. federal income tax purposes.

         As a result of investing in stock of PFICs or securities purchased at a discount or any other investment that produces income that is not matched by a corresponding cash distribution to the Fund, the Fund could be required to include in current income it has not yet received. Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. This might prevent the Fund from distributing 90% of its net investment income as is required in order to avoid Fund-level U.S. federal income taxation on all of its income, or might prevent the Fund from distributing enough ordinary income and capital gain net income to avoid completely the imposition of the excise tax. To avoid this result, the Fund may be required to borrow money or dispose of securities to be able to make distributions to its shareholders.

         If at any time when AMPS are outstanding the Fund does not meet the asset coverage requirements of the 1940 Act, the Fund will be required to suspend distributions to holders of Common Shares until the asset coverage is restored. Such a suspension of distributions might prevent the Fund from distributing 90% of its investment company taxable income as is required in order to avoid Fund-level U.S. federal income taxation on all of its income, or might prevent the Fund from distributing enough income and capital gain net income to avoid completely imposition of the excise tax. Upon any failure to meet the asset coverage requirements of the 1940 Act, the Fund, in its sole discretion, may redeem AMPS in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Fund and its shareholders of failing to qualify for treatment as a RIC. See ''Description of the AMPS -- Redemption'' in the prospectus. There can be no assurance, however, that any such action would achieve that objective.

Hedging Transactions

         Certain options, futures contracts and options on futures contracts are ''section 1256 contracts.'' Any gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gain or loss (''60/40''). Also, section 1256 contracts held by the Fund at the end of each taxable year are ''marked-to-market'' with the result that unrealized gain or loss is treated as though it was realized and the resulting gain or loss is treated as 60/40 gain or loss.

         Hedging transactions undertaken by the Fund may result in ''straddles'' for U.S. federal income tax purposes. The straddle rules may affect the character of gain (or loss) realized by the Fund. In addition, loss realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such loss is realized. Further, the Fund may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle.

         The Fund may make one or more of the elections available under the Code which are applicable to straddles. If the Fund makes any of the elections, the amount, character and timing of the recognition of gain or loss from the affected straddle positions may be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections accelerate the recognition of gain or loss from the affected straddle positions.

         Because application of the straddle rules may affect the character and timing of the Fund's gains, losses and deductions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions. Foreign Taxes

         Since the Fund may invest in foreign securities, its income from such securities may be subject to non-U.S. taxes. The Fund intends to invested less than 50% of its total assets in foreign securities. As long as the Fund continues to invest less than 50% of its assets in foreign securities it will not be eligible to elect to ''pass-through'' to shareholders of the Fund the ability to use the foreign tax deduction or foreign tax credit for foreign taxes paid with respect to qualifying taxes.

Taxation of Shareholders

         The Fund will determine either to distribute or to retain for reinvestment all or part of its net capital gain. If any such gain is retained, the Fund will be subject to a tax of 35% of such amount. In that event, the Fund expects to designate the retained amount as undistributed capital gain in a notice to its shareholders, each of whom (i) will be required to include in income for U.S. federal tax purposes as long-term capital gain its share of such undistributed amounts, (ii) will be entitled to credit its proportionate share of the tax paid by the Fund against its U.S. federal income tax liability and to claim refunds to the extent that the credit exceeds such liability and (iii) will increase its basis in its shares of the Fund by an amount equal to 65% of the amount of undistributed capital gain included in such shareholder's gross income.

         Distributions paid by the Fund from its net investment company taxable income, which includes net short-term capital gain, generally are taxable as ordinary income to the extent of the Fund's earnings and profits. Such distributions (if designated by the Fund) may, however, qualify (provided holding periods and other requirements are met) (i) for the dividends received deduction available to corporations, but only to the extent that the Fund's income consists of dividends received from U.S. corporations and (ii) under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (effective for taxable years after December 31, 2002 through December 31, 2008) (''2003 Tax Act''), as qualified dividend income eligible for the reduced maximum rate to individuals of generally 15% (5% for individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a qualified comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States), provided certain holding period and other requirements are satisfied. Distributions of net capital gain designated as capital gain dividends, if any, are taxable to shareholders at rates applicable to long-term capital gain, whether paid in cash or in shares, and regardless of how long the shareholder has held the Fund's shares. Capital gain dividends are not eligible for the dividends received deduction. Under the 2003 Tax Act, the maximum tax rate on net long-term capital gain of individuals is reduced generally from 20% to 15% (5% for individuals in lower brackets) for such gain realized on or after May 6, 2003 and before January 1, 2009. Higher tax rates will be reimposed after 2008 unless further legislative action by Congress is taken. We cannot assure you as to what percentage of the dividends paid on the AMPS, if any, will consist of qualified dividend income or long-term capital gains, both of which are taxed at lower rates for individuals than are ordinary income and short-term capital gains. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to such holder (assuming the shares are held as a capital asset). For non-corporate taxpayers, under the 2003 Tax Act, investment company taxable income (other than qualified dividend income) will currently be taxed at a maximum rate of 35%, while net capital gain generally will be taxed at a maximum rate of 15%. For corporate taxpayers, both investment company taxable income and net capital gain are taxed at a maximum rate of 35%.

         The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. The IRS has taken the position that if a RIC has more than one class of shares, it may designate distributions made to each class in any year as consisting of no more than that class's proportionate share of particular types of income for that year, including ordinary income and net capital gain. A class's proportionate share of a particular type of income for a year is determined according to the percentage of total dividends paid by the RIC during that year to the class. By reason of this rule, the Fund is required to designate a portion of its net capital gain, qualified dividend income and dividends qualifying for the dividends received deduction, if any, among the holders of Common Shares and of AMPS.

         Shareholders may be entitled to offset their capital gain dividends with capital loss. There are a number of statutory provisions affecting when capital loss may be offset against capital gain, and limiting the use of loss from certain investments and activities. Accordingly, shareholders with capital loss are urged to consult their tax advisers.

         The price of shares purchased at any time may reflect the amount of a forthcoming distribution. Those purchasing shares just prior to a distribution will receive a distribution which will be taxable to them even though it represents in part a return of invested capital.

         Upon a sale or exchange of shares, a shareholder will realize a taxable gain or loss in an amount equal to the difference between his or her basis in the shares and the amount of cash and the fair market value of any property received. Such gain or loss will be treated as long-term capital gain or loss if the shares have been held for more than one year. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced with substantially identical shares within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

         Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any capital gain dividends received by the shareholder (or amounts credited to the shareholder as an undistributed capital gain) with respect to such shares.

         Ordinary income dividends and capital gain dividends also may be subject to state and local taxes. Shareholders are urged to consult their own tax advisers regarding specific questions about U.S. federal (including the application of the alternative minimum tax rules), state, local or foreign tax consequences to them of investing in the Fund.

         Ordinary income dividends (but not capital gain dividends) paid to shareholders who are nonresident aliens or foreign entities will generally be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities, unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Non-resident shareholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

Backup Withholding

         The Fund may be required to withhold U.S. federal income tax on all taxable distributions and redemption proceeds payable to non-corporate shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

         The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action, either prospectively or retroactively. Persons considering an investment in Common Shares should consult their own tax advisers regarding the purchase, ownership and disposition of Common Shares.

                               GENERAL INFORMATION

Book-Entry-Only Issuance

         The Depository Trust Company ("DTC") will act as securities depository for the APS offered pursuant to the prospectus. The information in this section concerning DTC and DTC's book-entry system is based upon information obtained from DTC. The securities offered hereby initially will be issued only as fully-registered securities registered in the name of Cede & Co. (as nominee for DTC). One or more fully-registered global security certificates initially will be issued, representing in the aggregate the total number of securities, and deposited with DTC.

         DTC is a limited-purpose trust company organized under the New York Banking Law, a "banking organization" within the meaning of the New York Banking Law, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended. DTC holds securities that its participants deposit with DTC. DTC also facilities the settlement among participants of securities transactions, such as transfers and pledges, in deposited securities through electronic computerized book-entry changes in participants' accounts, thereby eliminating the need for physical movement of securities certificates. Direct DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations. Access to the DTC system is also available to others such as securities brokers and dealers, banks and trust companies that clear through or maintain a custodial relationship with a direct participant, either directly or indirectly through other entities.

         Purchases of securities within the DTC system must be made by or through direct participants, which will receive a credit for the securities on DTC's records. The ownership interest of each actual purchaser of a security, a beneficial owner, is in turn to be recorded on the direct or indirect participants' records. Beneficial owners will not receive written confirmation from DTC of their purchases, but beneficial owners are expected to receive written confirmations providing details of the transactions, as well as periodic statements of their holdings, from the direct or indirect participants through which the beneficial owners purchased securities. Transfers of ownership interests in securities are to be accomplished by entries made on the books of participants acting on behalf of beneficial owners. Beneficial owners will not receive certificates representing their ownership interests in securities, except as provided herein.

         DTC has no knowledge of the actual beneficial owners of the securities being offered pursuant to this prospectus; DTC's records reflect only the identity of the direct participants to whose accounts such securities are credited, which may or may not be the beneficial owners. The participants will remain responsible for keeping account of their holdings on behalf of their customers.

         Conveyance of notices and other communications by DTC to direct participants, by direct participants to indirect participants, and by direct participants and indirect participants to beneficial owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

         Payments on the securities will be made to DTC. DTC's practice is to credit direct participants' accounts on the relevant payment date in accordance with their respective holdings shown on DTC's records unless DTC has reason to believe that it will not receive payments on such payment date. Payments by participants to beneficial owners will be governed by standing instructions and customary practices and will be the responsibility of such participant and not of DTC or the Fund, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of dividends to DTC is the responsibility of the Fund, disbursement of such payments to direct participants is the responsibility of DTC, and disbursement of such payments to the beneficial owners is the responsibility of direct and indirect participants. Furthermore each beneficial owner must rely on the procedures of DTC to exercise any rights under the securities.

         DTC may discontinue providing its services as securities depository with respect to the securities at any time by giving reasonable notice to the Fund. Under such circumstances, in the event that a successor securities depository is not obtained, certificates representing the securities will be printed and delivered.

Counsel And Independent Accountants

         Skadden, Arps, Slate, Meagher & Flom LLP, Chicago, Illinois, is special counsel to the Fund in connection with the issuance of the APS.

         [ ], serves as auditor of the Fund and will annually render an opinion on the financial statements of the Fund.

Code Of Ethics

         The Fund, the Investment Adviser and Investment Sub-Adviser each have adopted a code of ethics. The code of ethics sets forth restrictions on the trading activities of trustees/directors, officers and employees of the Fund, the Investment Adviser, the Investment Sub-Adviser and their affiliates, as applicable. For example, such persons may not purchase any security for which the Fund has a purchase or sale order pending, or for which such trade is under consideration. In addition, those trustees/directors, officers and employees that are principally involved in investment decisions for client accounts are prohibited from purchasing or selling for their own account for a period of seven days a security that has been traded for a client's account, unless such trade is executed on more favorable terms for the client's account and it is determined that such trade will not adversely affect the client's account. Short-term trading by such trustee/directors, officers and employees for their own accounts in securities held by a Fund client's account is also restricted. The above examples are subject to certain exceptions and they do not represent all of the trading restrictions and policies set forth by the codes of ethics. The codes of ethics of the Fund, the Investment Adviser and the Investment Sub-Adviser are on file with the SEC and can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., that information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The codes of ethics are also available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of the codes of ethics may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

                                   APPENDIX A



                             CLAYMORE ADVISORS, LLC

                       PROXY VOTING POLICY AND PROCEDURES

I. POLICY STATEMENT

         Introduction

         Claymore Advisors, LLC (the ''Adviser'') is adopting these proxy voting policies and procedures (the ''Policies and Procedures'') in order to comply with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended and its associated record keeping requirements.

          The Policies and Procedures apply to those client accounts (i) that contain voting securities; and (ii) for which the Adviser has authority to vote client proxies. The Policies and Procedures will be reviewed and, as necessary, updated periodically to address new or revised proxy voting issues. Other, similar rights such as consent rights shall be evaluated on a case by case basis.

         Pursuant to the Policies and Procedures and its fiduciary duties, the Adviser will vote client proxies as part of its authority to manage, acquire and dispose of account assets. When voting proxies for client accounts, the Adviser's primary objective is to make voting decisions solely in the best interests of clients and beneficiaries and participants of benefits plans for which we manage assets. In fulfilling its obligations to clients, the Adviser will act in a manner deemed to be prudent and diligent and which is intended to enhance the economic value of the underlying securities held in client accounts. In certain situations, a client or its fiduciary may provide the Adviser with a statement of proxy voting policy. In these situations, the Adviser seeks to comply with such policy to the extent it would not be inconsistent with applicable regulation or the fiduciary responsibility of the Adviser.

         Duty to Vote Proxies

         The Adviser acknowledges that it is part of its fiduciary duty to its clients to vote client proxies, except in cases in which the cost of doing so, in the opinion of the Adviser, would exceed the expected benefits to the client. This may be particularly true in the case of non-U.S. securities. While the proxy voting process is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-US companies located in certain jurisdictions, particularly emerging markets, may involve a number of logistical problems that may have a detrimental effect on the Adviser's ability to vote such proxies. The logistical problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English, (ii) untimely and/or inadequate notice of shareholder meetings, (iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes, (iv) requirements to vote proxies in person, (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting, and (vi) requirements to provide local agents with power of attorney to facilitate the Adviser's voting instructions. Accordingly, the Adviser may conduct a cost-benefit analysis in determining whether to attempt to vote its clients' shares at a non-US company's meeting, whereby if it is determined that the cost associated with the attempt to exercise its vote outweighs the benefit the Adviser believes its clients will derive by voting on the company's proposal, the Adviser may decide not to attempt to vote at the meeting.

         Material Conflicts

         The Adviser will vote its clients' proxies in the best interests of its clients and not its own. In voting client proxies, the Adviser will avoid material conflicts of interests between the interests of the Adviser and its affiliates on the one hand and the interests of its clients on the other. The Adviser recognizes that it may have a material conflict of interest in voting a client proxy where (i) it manages assets, administers employee benefit plans, or provides brokerage, underwriting or insurance to companies whose management is soliciting proxies; (ii) it manages money for an employee group that is the proponent of a proxy proposal; (iii) has a personal relationship with participants in a proxy solicitation or a director or candidate for director; or
(iv) it otherwise has a personal interest in the outcome in a particular matter before shareholders. Notwithstanding the above categories, the Adviser understands that the determination of whether a ''material conflict'' exists depends on all of the facts and circumstances of the particular situation. The Adviser acknowledges the existence of a relationship of the type discussed above, even in the absence of any active efforts to solicit the investment adviser with respect to a proxy vote, is sufficient for a material conflict to exist.

II. GENERAL PROXY VOTING GUIDELINES

         It is the policy of the Adviser in voting proxies to consider and vote each proposal with the objective of maximizing long-term investment returns for its clients. To ensure consistency in voting proxies on behalf of its clients, the Adviser utilizes the proxy voting guidelines (the ''Proxy Voting Guidelines'') set forth below. These guidelines address a broad range of issues, including board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues.

         Management Proposals:

         The following management sponsored proposals are often voted in support of management.

         o Selection or ratification of auditors

         o Approval of financial statements, director and auditor reports

         o Election of Directors

         o Limiting Directors' liability and broadening indemnification of Directors

         o Requirement that a certain percentage (up to 662/3%) of its Board's members be comprised of independent and unaffiliated Directors

         o Requirement that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors

         o Recommendations to set retirement ages or require specific levels of stock ownership by Directors

         o General updating/corrective amendments to the charter

         o Elimination of cumulative voting

         o Elimination of preemptive rights

         o Provisions for confidential voting and independent tabulation of voting results

         o Proposals related to the conduct of the annual meeting except those proposals which relate to the ''transaction of such other business which may come before the meeting''

         o Capitalization changes which eliminate other classes of stock and voting rights

         o Proposals to increase the authorization of existing classes of stock if: (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 10% of shares currently authorized and at least 10% of the new authorization will be outstanding

         o Proposals to create a new class of preferred stock or for issuances of preferred stock up to 10% of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders

         o Proposals for share repurchase plans, unless it appears that a repurchase plan lacks a bona fide business purpose

         o Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock, provided such proposals have a legitimate business purpose

         o Proposals to effect stock splits unless such a split would be contrary to shareholders best interests

         o Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount will generally be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases

         o Director fees unless the amounts are excessive relative to other companies in the country or industry

         o Employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad based employee plan, including all non-executive employees

         o Establishment of Employee Stock Option Plans and other employee ownership plans

         o Modify or rescind existing supermajority vote requirements to amend the charters or bylaws

         o Adoption of anti-greenmail provisions provided that the proposal (a) defines greenmail, (b) prohibits buyback offers to large block holders not made to all shareholders or not approved by disinterested shareholders, and (c) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

         The following proposals are often voted against, notwithstanding management support:

         o Capitalization changes which add classes of stock which substantially dilute the voting interests of existing shareholders

         o Proposals to increase the authorized number of shares of existing classes of stock which carry preemptive rights or super voting rights

         o Creation of blank check preferred stock

         o Changes in capitalization by 5% or more where management does not offer an appropriate rationale or where it is contrary to the best interests of existing shareholders

         o Compensation proposals that allow for discounted stock options which have not been offered to employees in general

         o Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered

         o Anti-takeover and related provision that serve to prevent the majority of shareholders from exercising their rights or effectively deter the appropriate tender offers and other offers

         o Shareholders rights plans which allow appropriate offers to shareholders to be blocked by the board or trigger provisions which prevent legitimate offers from proceeding

         o Amendments to bylaws that would require a supermajority shareholder vote to pass or repeal certain provisions

         o Proposals to indemnify auditors

         The following types of proposals are often voted on a case-by-case basis:

         o Mergers, acquisitions and other special corporate transactions (i.e., takeovers, spinoffs, sales of assets, reorganizations, restructurings and recapitalizations)

         o Executive/Director stock option plans. Generally, the stock option plans should meet the following criteria: (i) whether the stock option plan is incentive based; (ii) for mature companies, should be no more than 5% of the issued capital at the time of approval; and
           (iii) for growth companies, should be no more than 10% of the issued capital at the time of approval

         o Proposals requiring shareholder ratification of poison pills

         Shareholder Proposals

         The following shareholder proposals are often supported:

         o Requiring Auditors to attend the annual meeting of shareholders

         o Requirement that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors

         The following shareholder proposals are often determined on a case-by-case basis:

         o Proposals which limit tenure of directors

         o Proposals to limit golden parachutes

         o Proposals requiring directors to own large amounts of stock to be eligible for election

         o Restoring cumulative voting in the election of directors

         o Requirement that a certain percentage of its Board's members be comprised of independent and unaffiliated Directors

         o Proposals which request or require disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission (''SEC'') regulations.

         o Proposals which limit retirement benefits or executive compensation

         o Requiring shareholder approval for Bylaw or charter amendments

         o Requiring shareholder approval for shareholder rights plan or poison pill

         o Requiring shareholder approval of golden parachutes

         o Confidential voting

         o Elimination of certain anti-takeover related provisions

         o Reduction or elimination of supermajority vote requirements

         o Prohibit payment of greenmail

         The following shareholder proposals are often not supported:

         o Requirements that the issuer prepare reports which are costly to provide or which would require duplicative efforts or expenditures which are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders

         o Restrictions related to social, political or special interest issues that impact the ability of the company to do business or be competitive and which have a significant financial or best interest impact to the shareholders

         o Proposals which require inappropriate endorsements or corporate actions


III. ADMINISTRATION OF PROXY POLICIES AND PROCEDURES

         Proxy Review Committee

         The Adviser's Proxy Review Committee (the ''Committee'') is responsible for creating and implementing the Policies and Procedures and, in that regard, has adopted the general principles and guidelines set forth above in Sections I and II. Among other things, the Committee is responsible for the following:

         The Committee, consisting of members designated by the Chief Executive Officer, shall establish and review these Policies and Procedures and determine how the Adviser will vote proxies on an ongoing basis.

         The Committee shall have the authority to amend and change the Policies and Procedures and designate voting positions consistent with the objective of maximizing long-term investment returns for the Adviser's clients.

         The Committee shall meet as needed to oversee and address all questions relating to the Adviser's Policies and Procedures, including: (1) general review of proposals being put forth at shareholder meetings of portfolio companies; (2) adopting changes in the Policies and Procedures; (3) determining whether voting on matters in the manner favored by the Adviser are ''material'' conflicts of interests within the meaning of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended; (4) determining how to vote matters for which specific direction has not been provided the Proxy Voting Guidelines (i.e. ''case by case'' matters) or are otherwise not covered by the Proxy Voting Guidelines (collectively, ''Discretionary Proposals''); (5) determining whether to override the Proxy Voting Guidelines with respect to any proxy vote; and (6) designating a compliance officer (the ''Compliance Officer'') to implement the Operating Procedures set forth in Part B of this Section III.

         The Committee will periodically review the Proxy Voting Guidelines to determine if they are current and consistent with the Adviser's policy and will make appropriate changes as needed.

         Operating Procedures

         The following operating procedures are intended to ensure that the Adviser satisfies its proxy voting obligations:

         The Compliance Officer will review all new client accounts to determine whether (i) the account contains voting securities and (ii) the client has delegated proxy voting authorization to the Adviser in the investment advisory agreement or (iii) the client has otherwise provided specific voting instructions. Any questions regarding whether or not a security is a ''voting'' security or whether voting authority has been delegated by a client will be directed to the General Counsel of the Adviser.

         The Compliance Officer will receive proxy materials and ballots and reconcile these materials with holdings in client accounts at least once monthly.

         The Compliance Officer will compile and review the matters to be voted on, at least once monthly, and determine: (i) which matters are to be voted in accordance with the Proxy Voting Guidelines (a ''Pre-Determined Matter''); and
(ii) which matters are Discretionary Matters and (iii) which matters are to be voted pursuant to the instructions of clients (a ''Directed Matter''). Any questions regarding whether a matter is a Pre-Determined Matter, a Discretionary Matter or a Directed Matter will be directed to the General Counsel of the Adviser.

         For all Discretionary Matters, the Compliance Officer shall screen the matter and make a preliminary determination regarding whether the matter presents a potential material conflict of interest between the interests of the Adviser and its affiliates on the one hand and the Adviser's client on the other.

         In order to determine whether a Discretionary Matter poses a potential material conflict of interest, the Compliance Officer shall compile and maintain a list of the following as applicable:

         o all issuers for which the Adviser or its affiliates manages assets;

         o all issuers for which the Adviser or its affiliates administers employee benefit plans;

         o all issuers for which the Adviser or its affiliates brokerage, underwriting or insurance;

         o any issuer for which the Adviser or its affiliates is soliciting the provision of services enumerated in (a), (b) and (c);

         o any other issuer with which the Adviser or its affiliates or its senior officers has a material business relationship; and

         o any employee group for which the Adviser manages money;

         This list, which the Compliance Officer shall update at least quarterly, shall be known as the ''Master Conflicts List.''

         The Compliance Officer shall screen the issuer, employee group or any other material related party (''Material Parties'') involved in the Discretionary Matter against the Master Conflicts List and develop a list of potential conflicts (''Potential Conflicts List'').

         For each Discretionary Matter, the Compliance Officer shall solicit written reports from portfolio managers, investment personnel, analysts and other employees of the adviser who may have an investment or other professional interest in the Discretionary Matter. The Compliance Officer shall compile these reports in an ''Advisory Report.''

         The Compliance Officer shall present each meeting of the Committee with: (i) a list of all Pre- Determined Matters to be voted in accordance with the Proxy Voting Guidelines; (ii) a list of all Discretionary Matters; (iii) a list of all Directed Matters to be voted in accordance with client instructions
(iv) the Potential Conflicts List; and (v) any Advisory Reports.

         The Committee shall meet quarterly. The Committee shall review and approve the list of Pre- Determined Matters to be voted in accordance with the Proxy Voting Guidelines and the list of all Directed Matters to be voted in accordance with client instructions. For each Discretionary Matter presented, the Committee will determine: (i) the manner in which to vote on the proxy and,
(ii) whether the manner in which the Committee has determined to vote the proxy would, under the facts and circumstances, create a material conflict of interest between the interests of the Adviser and its affiliates on the one hand and the Adviser's clients on the other. In making the finding required in (ii) above, the Committee shall consider the Potential Conflicts List and any other material relationship known to the Committee between the Adviser and its affiliates and the Material Parties.

         If the Proxy Review Committee determines that with respect to any Discretionary Matter that a material conflict of interest exists in voting the Discretionary Matter in the manner favored by the Committee, the Committee shall direct the Compliance Officer to obtain the informed written consent of the affected client (or clients) to the Committee's favored vote. If obtaining such consent from any client is impracticable or undesirable, the Adviser shall vote the client's proxy in accordance with the recommendation of an independent third-party service provider experienced in such matters to be retained by the Adviser on a case-by-case basis, as necessary.

         If any portfolio manager, investment person, or any other employee of the Adviser wishes to vote a proxy with respect to a Pre-Determined Matter in a manner other than that set forth in the Proxy Voting Guidelines (an ''Override Matter''), such person shall contact the Compliance Officer. The Compliance Officer shall screen the Override Matter against the Master List and include the results on the Potential Conflicts List. The Compliance Officer shall also solicit an Advisory Report for presentation to the Committee. The Override Matter shall be presented at the next scheduled meeting of the Committee for a determination of: (i) whether the matter should be voted in a manner other than as specified in the Proxy Voting Guidelines; and (ii) whether the manner in which the Committee has determined to vote the proxy would constitute a material conflict of interest. If the Committee determines that a material conflict of interest exists with respect to voting the Override Matter in the manner it favors, the Committee shall direct the Compliance Officer to either: (i) vote the Override Matter in the manner originally prescribed by the Proxy Voting Guidelines; or (ii) obtain the informed written consent of the affected client (or clients) to the Committee's favored vote.

         Directed Matters will be voted in accordance with the instructions of the client.

         The Compliance Officer will ensure that all proxies are voted in accordance with these Procedures and Policies.

         The Compliance Officer may delegate any of his or her functions to a third party proxy voting or other service provider.

         All decisions of the Committee, including all determinations regarding whether or not a material conflict of interest existed with respect to a Discretionary or Override Matter and the basis for such determination, shall be documented in writing and maintained by the Compliance Officer for a period of at least 6 years.

IV. CLIENT DISCLOSURE POLICIES

         The Adviser will disclose the Policies and Procedures to its clients. The Adviser's disclosure will consist of a ''concise summary'' of its proxy voting policies and procedures. This disclosure will also tell clients how to get a complete copy of the Adviser's policies and procedures. The Adviser's proxy voting disclosure will be provided to new clients in the Adviser's ''brochure'' or Part II to its Form ADV which will be delivered with a letter identifying the presence of the disclosure. The Compliance Officer will provide any client, upon written request, with a tabulation of how such client's proxies were voted by the Adviser.

V. RECORDKEEPING REQUIREMENTS

         Rule 204-2 under the Advisers Act, as amended, requires that the Adviser retain (i) its proxy voting policies and procedures; (ii) proxy statements received regarding client securities; (iii) records of votes it cast on behalf of clients; (iv) records of client requests for proxy voting information, and (v) any documents prepared by the investment adviser that were material to making a decision how to vote, or that memorialized the basis for the decision. The Adviser will keep all written requests from clients and any written response from the Adviser (to either a written or an oral request). The Adviser may rely on proxy statements filed on the SEC's EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by the Adviser that are maintained with a third party such as a proxy voting service, provided that the Adviser has obtained an undertaking from the third party to provide a copy of the documents promptly upon request.

                               [GRAPHIC OMITTED]
                               [GRAPHIC OMITTED]

                               PROXY VOTING POLICY

Thompson, Siegel & Walmsley, Inc. (TS&W) acknowledges it has a duty of care to its clients that requires it to monitor corporate events and vote client proxies. TS&W has adopted and implemented written policies and procedures reasonably designed to ensure that it votes proxies in the best interest of our clients. TS&W recognizes that it (i) has a fiduciary responsibility under the Employee Retirement Income Securities Act (ERISA) to vote proxies prudently and solely in the best interest of plan participants and beneficiaries (ii) will vote stock proxies in the best interest of the client (non-ERISA) when directed (together, our ''clients''). TS&W has developed its policy to be consistent with, wherever possible, enhancing long-term shareholder value and leading corporate governance practices. Our general policy regarding the voting of proxies is as follows:

Proxy Voting Guidelines:

         o Routine and/or non-controversial, general corporate governance issues are normally voted with management; these would include such items as: Election of Directors and Approval of Independent Auditors.

         o Occasionally, TS&W may vote against management's proposal on a particular issue; such issues would generally be those deemed likely to reduce shareholder control over management, entrench management at the expense of shareholders, or in some way diminish shareholders' present or future value. From time to time TS&W will receive and act upon the client's specific instructions regarding proxy proposals. TS&W reserves the right to vote against any proposals motivated by political, ethical or social concerns. TS&W will examine each issue solely from an economic perspective.

         o Occasions may arise during the voting process in which the best interest of the clients conflicts with TS&W's interests. Conflicts of interest generally include (i) business relationships where TS&W has a substantial business relationship with, or is actively soliciting business from, a company soliciting proxies (ii) personal or family relationships whereby an employee of TS&W has a family member or other personal relationship that is affiliated with a company soliciting proxies, such as a spouse who serves as a director of a public company. A conflict could also exist if a substantial business relationship exists with a proponent or opponent of a particular initiative. If TS&W determines that a material conflict of interest exists, TS&W will disclose the conflict to its client(s) and vote the proxy as directed by the client(s).

Proxy Voting Process:

For most stocks we use Proxy Edge, an electronic proxy voting system. Through Proxy Edge we receive electronic ballots for a majority of the accounts we vote. With this system we are able to keep records of which accounts are voted, how accounts are voted, and how many shares are voted. For proxies not received through Proxy Edge, the same procedures and processes are followed. Records are kept electronically and ballots are voted manually and sent by means of the U.S. postal service.

Upon timely receipt of proxy materials from the client's Custodian or through Proxy Edge:

         o The Proxy Coordinator will receive the initial proxy information and will monitor the voting process throughout.

         o A Research Associate will review all proposals, vote routine issues and will consult with TS&W's Investment Policy Committee or products managers on non-routine issues.

         o The Research Associate will notify the Proxy Coordinator how the proxy is to be voted. The Proxy Coordinator is also responsible for ensuring that the proxies are transmitted for voting in a timely fashion and maintaining a record of the vote, which will be made available to clients upon request.

         o All proxies will be voted solely in the interest of clients.

         o TSW reserves the right not to vote proxies if the cost of voting exceeds the expected benefit to the client.

         o All tender offers are reviewed and treated in a similar manner.

Proxy Voting Records & Reports

         o The proxy information kept by the Proxy Coordinator will include the following: (i) name of the issuer, (ii) the exchange ticker symbol,
           (iii) the CUSIP number, (iv) the shareholder meeting date, (v) a brief description of the matter brought to vote; (vi) whether the proposal was submitted by management or a shareholder, (vii) how TS&W voted the proxy (for, against, abstained) and (viii) whether the proxy was voted for or against management.

         o Clients will be notified annually of their ability to request a copy of our proxy policies and procedures. A copy of how TS&W voted on securities held is available free of charge upon request from our clients or by calling toll free (800) 697-1056.


      5000 Monument Avenue, P.O. Box 6883 o Richmond, Virginia 23230-0883
                     o (804) 353-4500 o Fax (804) 353-0925
                                 www.tsw-ic.com
              Registered under the Investment Advisers Act of 1940

                                    Exhibit B


              Statement OF PREFERENCES OF aUCTION PREFERRED SHARES

                           [To be added by Amendment]

                         REPORT OF INDEPENDENT AUDITORS
                           [TO BE FILED BY AMENDMENT]

                          FINANCIAL STATEMENTS FOR FUND
                           [TO BE FILED BY AMENDMENT]

                                     PART C
                                OTHER INFORMATION

Item 24. Financial Statements And Exhibits

(1) Financial Statements:

         Part A

         Report of Independent Accountants (3)

         Part B

         Statement of Assets and Liabilities (3)

(2)      Exhibits

         (a) (i) Agreement and Declaration of Trust of Registrant (2)

            (ii) Form of Statement of Preferences of Auction Preferred
                 Shares, dated [], attached as Exhibit B to the Statement of Additional Information (3)

         (b) By-Laws of Registrant (2)

         (c) Not applicable

             (i) Form of Specimen Share Certificate of Common Shares of
                 Beneficial Interest of Registrant (2)

            (ii) Form of Specimen Share Certificate of Auction Preferred
                 Shares of Registrant (3)

         (d) Dividend Reinvestment Plan of Registrant (2)

         (e) Not applicable

         (f) (i) Form of Investment Advisory Agreement between Registrant and Claymore Advisors, LLC (2)

            (ii) Form of Investment Sub-Advisory Agreement among Registrant,
                 Claymore Advisors, LLC and Thompson, Siegel & Walmsley, Inc.
                 (2)

         (g) (i) Form of Underwriting Agreement (3)

            (ii) Form of Dealer Agreement (3)

           (iii) Form of Participation Agreement (3)


         (h) Not applicable

         (i) Not applicable

         (j) (i) Form of Custody Agreement (3)

            (ii) Form of Auction Agency Agreement (3)

         (k) (i) Form of Stock Transfer Agency Agreement (2)

            (ii) Form of Administration Agreement (2)

           (iii) Form of Fund Accounting Agreement (2)

            (iv) Form of Broker-Dealer Agreement (3)

             (v) Form of DTC Letter of Representations (3)

         (l) Opinion and Consent of Skadden, Arps, Slate, Meagher & Flom LLP with respect to legality (3)

         (m) Not applicable

         (n) Consent of [ ] (3)

         (o) Not applicable

         (p) Form of Initial Subscription Agreement (2)

         (q) Not applicable

         (r) (i) Code of Ethics of the Fund and the Investment Adviser (2)

            (ii) Code of Ethics of the Investment Sub-Adviser (2)

         (s) (i) Power of Attorney (1)



__________
(1) Incorporated by reference to pre-effective amendment no. 1 to the Registrant's Registration Statement on Form N-2 relating to its common shares of beneficial interest, filed March 19, 2004 (File No. 333-112832).

(2) Incorporated by reference to pre-effective amendment no. 2 to the Registrant's Registration Statement on Form N-2 relating to its common shares of beneficial interest, filed March 26, 2004 (File No. 333-112832).

(3) To be filed by amendment.


Item 25. Marketing Arrangements

         Reference is made to Exhibit (h)(i) to this Registration Statement to be filed by amendment.

Item 26. Other Expenses of Issuance and Distribution

         The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:


Registration
Rating Agency Fees
Costs of Printing and Engraving
Accounting Fees and Expenses
Legal Fees and Expenses
Miscellaneous
Total


Item 27. Persons Controlled by or Under Common Control with Registrant

         None

Item 28.

                                                                           NUMBER OF RECORD SHAREHOLDERS
                                                                                     AS OF [ ]
                            TITLE OF CLASS
Common shares of beneficial interest, par value $.01 per share                           1
Series M[] auction preferred shares, par value $.01 per share
Series F[] auction preferred shares, par value $.01 per share

Item 29. Indemnification

Article V of the Registrant's Agreement and Declaration of Trust provides as follows:

         5.1 NO PERSONAL LIABILITY OF SHAREHOLDERS, TRUSTEES, ETC. No Shareholder of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. Shareholders shall have the same limitation of personal liability as is extended to stockholders of a private corporation for profit incorporated under the Delaware General Corporation Law. No Trustee or officer of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person, save only liability to the Trust or its Shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his duty to such Person; and, subject to the foregoing exception, all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder, Trustee or officer, as such, of the Trust, is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception, he shall not, on account thereof, be held to any personal liability. Any repeal or modification of this Section 5.1 shall not adversely affect any right or protection of a Trustee or officer of the Trust existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

         5.2 MANDATORY INDEMNIFICATION. (a) The Trust hereby agrees to indemnify each person who at any time serves as a Trustee or officer of the Trust (each such person being an "indemnitee") against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth in this Article V by reason of his having acted in any such capacity, except with respect to any matter as to which he shall not have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or, in the case of any criminal proceeding, as to which he shall have had reasonable cause to believe that the conduct was unlawful, provided, however, that no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of
(i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as "disabling conduct"). Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee (1) was authorized by a majority of the Trustees or (2) was instituted by the indemnitee to enforce his or her rights to indemnification hereunder in a case in which the indemnitee is found to be entitled to such indemnification. The rights to indemnification set forth in this Declaration shall continue as to a person who has ceased to be a Trustee or officer of the Trust and shall inure to the benefit of his or her heirs, executors and personal and legal representatives. No amendment or restatement of this Declaration or repeal of any of its provisions shall limit or eliminate any of the benefits provided to any person who at any time is or was a Trustee or officer of the Trust or otherwise entitled to indemnification hereunder in respect of any act or omission that occurred prior to such amendment, restatement or repeal. (b) Notwithstanding the foregoing, no indemnification shall be made hereunder unless there has been a determination
(i) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such indemnitee is entitled to indemnification hereunder or,
(ii) in the absence of such a decision, by (1) a majority vote of a quorum of those Trustees who are neither "interested persons" of the Trust (as defined in Section 2(a)(19) of the 1940 Act) nor parties to the proceeding ("Disinterested Non-Party Trustees"), that the indemnitee is entitled to indemnification hereunder, or (2) if such quorum is not obtainable or even if obtainable, if such majority so directs, independent legal counsel in a written opinion concludes that the indemnitee should be entitled to indemnification hereunder. All determinations to make advance payments in connection with the expense of defending any proceeding shall be authorized and made in accordance with the immediately succeeding paragraph (c) below. (c) The Trust shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Trust receives a written affirmation by the indemnitee of the indemnitee's good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking to reimburse the Trust unless it is subsequently determined that the indemnitee is entitled to such indemnification and if a majority of the Trustees determine that the applicable standards of conduct necessary for indemnification appear to have been met. In addition, at least one of the following conditions must be met: (i) the indemnitee shall provide adequate security for his undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the Disinterested Non-Party Trustees, or if a majority vote of such quorum so direct, independent legal counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the indemnitee ultimately will be found entitled to indemnification. (d) The rights accruing to any indemnitee under these provisions shall not exclude any other right which any person may have or hereafter acquire under this Declaration, the By-Laws of the Trust, any statute, agreement, vote of stockholders or Trustees who are "disinterested persons" (as defined in Section 2(a)(19) of the 1940 Act) or any other right to which he or she may be lawfully entitled. (e) Subject to any limitations provided by the 1940 Act and this Declaration, the Trust shall have the power and authority to indemnify and provide for the advance payment of expenses to employees, agents and other Persons providing services to the Trust or serving in any capacity at the request of the Trust to the full extent corporations organized under the Delaware General Corporation Law may indemnify or provide for the advance payment of expenses for such Persons, provided that such indemnification has been approved by a majority of the Trustees.

         5.3 NO BOND REQUIRED OF TRUSTEES. No Trustee shall, as such, be obligated to give any bond or other security for the performance of any of his duties hereunder.

         5.4 NO DUTY OF INVESTIGATION; NOTICE IN FUND INSTRUMENTS, ETC. No purchaser, lender, transfer agent or other person dealing with the Trustees or with any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, undertaking, instrument, certificate, Share, other security of the Trust, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively taken to have been executed or done by the executors thereof only in their capacity as Trustees under this Declaration or in their capacity as officers, employees or agents of the Trust. The Trustees may maintain insurance for the protection of the Trust Property, its Shareholders, Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible tort liability, and such other insurance as the Trustees in their sole judgment shall deem advisable or is required by the 1940 Act.

         5.5 RELIANCE ON EXPERTS. Each Trustee and officer or employee of the Trust shall, in the performance of its duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel, or upon reports made to the Trust by any of the Trust's officers or employees or by any advisor, administrator, manager, distributor, selected dealer, accountant, appraiser or other expert or consultant selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee.


Item 30. Business and Other Connections of Investment Adviser and Investment Manager

         The Investment Adviser, a limited liability company organized under the laws of Delaware, acts as investment adviser to the Registrant. The Registrant is fulfilling the requirement of this Item 30 to provide a list of the officers and directors of the Investment Adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the Investment Adviser or those officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV of the Investment Adviser filed with the commission pursuant to the Investment Advisers Act of 1940 (Commission File No. 801-62515).

         The Investment Sub-Adviser, a corporation organized under the laws of Virginia acts as investment sub-adviser to the Registrant. The Registrant is fulfilling the requirement of this Item 30 to provide a list of the officers and directors of the Investment Sub-Adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the Investment Sub-Adviser or those officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV of the Investment Manager filed with the commission pursuant to the Investment Advisers Act of 1940 (Commission File No. 801-6273).

Item 31. Location of Accounts and Records

         The accounts and records of the Registrant are maintained in part at the office of the Investment Adviser at 210 North Hale Street, Wheaton, Illinois 60187, in part at the office of the Investment Sub-Adviser at [], in part at the offices of the Custodian, Administrator, Transfer Agent and Dividend Disbursing Agent at The Bank of New York, 101 Barclay Street , New York, New York 10286.

Item 32. Management Services

         Not applicable.

Item 33. Undertakings

8. Registrant undertakes to suspend the offering of auction preferred shares until the prospectus is amended, if subsequent to the effective date of this registration statement, its net asset value declines more than ten percent from its net asset value, as of the effective date of the registration statement or its net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

9. Not applicable.

10. Not applicable.

11. Not applicable.

12. Registrant undertakes that, for the purpose of determining any liability under the 1933 Act the information omitted from the form of prospectus filed as part of the Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to Rule 497(h) will be deemed to be a part of the Registration Statement as of the time it was declared effective.

13. Registrant undertakes that, for the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus will be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time will be deemed to be the initial bona fide offering thereof.

14. Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information constituting Part B of this Registration Statement.


                                   SIGNATURES

As required by the Securities Act of 1933, as amended, this Registrant's Registration Statement has been signed on behalf of the Registrant, in the City of Wheaton, State of Illinois, on the 3rd day of May, 2004.

                                   /s/ Nicholas Dalmaso
                                   By: Nicholas Dalmaso
                                   Trustee, Chief Legal and Executive Officer

As required by the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities set forth below on the 3rd day of May, 2004.


                   SIGNATURES                                                      TITLE

Principal Executive Officer:

/s/ Nicholas Dalmaso                                  Trustee, Chief Legal and Executive Officer
--------------------------------------------------
Nicholas Dalmaso

Principal Financial Officer:

/s/ Steven M. Hill*                                   Chief Financial Officer, Chief Accounting Officer, Treasurer
--------------------------------------------------
Steven M. Hill

Trustees:
/s/ Robert M. Hamje*                                  Trustee
--------------------------------------------------
Robert M. Hamje

/s/ L. Kent Moore*                                    Trustee
--------------------------------------------------
L. Kent Moore

/s/ Ronald A. Nyberg*                                 Trustee
--------------------------------------------------
Ronald A. Nyberg

/s/ Scott F. Powers*                                  Trustee
--------------------------------------------------
Scott F. Powers

/s/ Ronald E. Toupin, Jr.*                            Trustee
--------------------------------------------------
Ronald E. Toupin, Jr.

*        Signed by Nicholas Dalmaso pursuant to a power of attorney filed with Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-2 relating to its common shares of beneficial interest, filed March 19, 2004 (File No. 333-112832).


--------
*  Continuance of the rating is contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flow.